Exhibit 10.2

Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. The omitted information is indicated by [***].

CAPACITY PURCHASE AGREEMENT

BETWEEN

UNITED AIRLINES, INC.,

AND

SKYWEST AIRLINES, INC.

DATED AS OF MAY 16, 2013

Execution Version

TABLE OF CONTENTS

Parties		1

Recitals		1

ARTICLE I
DEFINITIONS		1

ARTICLE II
CAPACITY PURCHASE, SCHEDULES AND FARES		1

2.1	Capacity Purchase	1
2.2	Revenues	3
2.3	Pass Travel	4
2.4	Certain Events	4

ARTICLE III
CONTRACTOR COMPENSATION		7

3.1	Compensation for Carrier Controlled Costs	7
3.2	Incentive Compensation	7
3.3	Certain Adjustments of Compensation for Carrier Controlled Costs	10
3.4	Expenses	10
3.5	Audit Rights; Financial Information	12
3.6	Billing and Payment	14

ARTICLE IV
CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED		24

4.1	Crews, Etc	24
4.2	Governmental Regulations; Maintenance	25
4.3	Quality of Service	26
4.4	DOT Complaints	27
4.5	DOD Approval	27
4.6	Aircraft Movement	28
4.7	Incidents or Accidents	28
4.8	Emergency Response	28
4.9	Safety Matters	28
4.10	Facilities	29
4.11	Codeshare Terms	32
4.12	Fuel Procurement and Fuel Services	33
4.13	Slots and Route Authorities	34
4.14	Use of United Express Operations	34
4.15	Use of United Marks	34
4.16	Use of Contractor Marks	34
4.17	Catering Standards	34
4.18	Fuel Efficiency Program	35

i

Execution Version

4.19	Environmental	35
4.20	[***].	39
4.21	Ground Handling	39
4.22	IT Requirements	40
4.23	Maintenance Right to Bid	40

ARTICLE V
CERTAIN RIGHTS OF UNITED		40

5.1	Use of Covered Aircraft	40
5.2	Change of Control	40
5.3	Limitations on Transfers of Interest	40
5.4	[***].	41

ARTICLE VI
INSURANCE		41

6.1	Minimum Insurance Coverages	41
6.2	Endorsements	42
6.3	Evidence of Insurance Coverage	42

ARTICLE VII
INDEMNIFICATION		43

7.1	Contractor Indemnification of United	43
7.2	United Indemnification of Contractor	43
7.3	Indemnification Claims	44
7.4	Employer’s Liability; Independent Contractors; Waiver of Control	45
7.5	Survival	46

ARTICLE VIII
TERM, TERMINATION AND DISPOSITION OF AIRCRAFT		46

8.1	Term	46
8.2	Early Termination	46
8.3	Disposition of Aircraft During Wind-Down Period, if any	48
8.4	Certain Other Remedies	50

ARTICLE IX
REPRESENTATIONS, WARRANTIES AND COVENANTS		51

9.1	Representations and Warranties of Contractor	51
9.2	Representations, Warranties and Covenants of United	54

ARTICLE X
CERTAIN AIRCRAFT-RELATED PROVISIONS		56

10.1	Right to Call	56
10.2	Extension of Aircraft Term	60
10.3	Alternative Aircraft	61

Execution Version

10.4	Additional Aircraft	61
10.5	Manufacturer Guarantees	63

ARTICLE XI
MISCELLANEOUS		63

11.1	Transition Arrangements	63
11.2	Notices	64
11.3	Binding Effect; Assignment	65
11.4	Amendment and Modification	65
11.5	Waiver	65
11.6	Interpretation	65
11.7	Confidentiality	66
11.8	Counterparts	67
11.9	Severability	67
11.10	Relationship of Parties	67
11.11	Entire Agreement; No Third Party Beneficiaries	67
11.12	Governing Law	68
11.13	Right of Set-Off	68
11.14	Cooperation with Respect to Reporting	68
11.15	Parent Guarantee.	69
11.16	Fair Market Value	69

SCHEDULE 1:	Covered Aircraft
SCHEDULE 1A:	Covered Aircraft Scheduled Delivery and In-Service Dates
SCHEDULE 2:	Compensation for Carrier Controlled Costs
SCHEDULE 3:	Reconciliation of Expenses
SCHEDULE 4:	Incentive Compensation
SCHEDULE 5:	Utilization Adjustment Illustrative Example
SCHEDULE 6:	Reasonable Operating Constraints and Conditions
SCHEDULE 7:	Aircraft Ownership Rate Escalation Adjustment
SCHEDULE 8:	Covered Aircraft Interest Adjustment

EXHIBIT A:	Definitions
EXHIBIT B:	Terms of Codeshare Arrangements
EXHIBIT C:	Non-Revenue Pass Travel
EXHIBIT D:	Fuel Services
EXHIBIT E:	Use of United Marks
EXHIBIT F:	Use of Contractor Marks
EXHIBIT G:	Catering Standards
EXHIBIT H:	[***]
EXHIBIT I:	IT Requirements
EXHIBIT J:	Aircraft Cleanliness and Refurbishment Standards
EXHIBIT K:	Parent Guarantee
EXHIBIT L:	Letter of Agreement
EXHIBIT M:	Career Path Program for Pilots

Execution Version

EXHIBIT N:	Safety Standards for United Airlines and United Express Carriers
EXHIBIT O:	Form of Assignment
EXHIBIT P:	Charter Flight Operations
EXHIBIT Q:	[***]
EXHIBIT R:	Ground Handler Indemnity

Execution Version

CAPACITY PURCHASE AGREEMENT

This Capacity Purchase Agreement (this “Agreement”), dated as of May 16, 2013 is between United Airlines, Inc., a Delaware corporation (“United”) and SkyWest Airlines, Inc., a Utah corporation (“Contractor”);

WHEREAS, Contractor desires to perform Contractor Services pursuant to the terms hereof, and United desires to engage Contractor to perform such services, provided that the performance of such services is guaranteed by SkyWest Inc., a Utah corporation (“Parent”);

WHEREAS, the parties are entering into the Ancillary Agreements (as defined herein), in each case as an integral part of this Agreement; and

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and obligations hereinafter contained, the parties agree to:

ARTICLE I DEFINITIONS

Capitalized terms used in this Agreement (including, unless otherwise defined therein, in the Schedules, Appendices and Exhibits to this Agreement) shall have the meanings set forth in Exhibit A hereto.

ARTICLE II

CAPACITY PURCHASE, SCHEDULES AND FARES

2.1	Capacity Purchase.

(a)Contractor shall present each Covered Aircraft for service under this Agreement on the Actual In-Service Date for such aircraft (without regard to Contractor’s separate obligations under Section 8.4 hereof) and for each day thereafter until the exit date set forth for such aircraft under the caption “Scheduled Exit Date” on Schedule 1, as such date may be extended pursuant to Section 10.2 hereof, in each case unless such aircraft is earlier withdrawn from the terms of this Agreement or this Agreement is earlier terminated, and United agrees to purchase the capacity of each such Covered Aircraft for the period during which such Covered Aircraft is so presented for service, all under the terms and conditions set forth herein and for the consideration described in Article III. Subject to the terms and conditions of this Agreement, Contractor shall provide all of the capacity of the Covered Aircraft solely to United and use the Covered Aircraft solely to operate the Scheduled Flights and as otherwise expressly provided herein. All Covered Aircraft operated by Contractor in the provision of Regional Airline Services to United under this Agreement shall be painted and otherwise outfitted in the aircraft livery as set forth in Section 8 of Exhibit E hereto. Contractor will use commercially reasonable efforts to cause and assure that it will at all times be and remain in custody and control of the Covered Aircraft and all other aircraft and equipment of, or operated by, Contractor and used in the performance of Contractor Services, and United and its directors, officers, employees, and agents shall not, for any reason, be deemed to be in custody or control, or a bailee, of any such aircraft or equipment.

Execution Version

(b)Fares, Rules and Seat Inventory. United shall establish and publish all fares and related tariff rules for all seats on the Covered Aircraft. Contractor shall not publish any fares, tariffs, or related information for the Covered Aircraft. In addition, United shall have complete control over all seat inventory and inventory and revenue management decisions for the Covered Aircraft, including overbooking levels, discount seat levels and allocation of seats among various fare buckets.

(c)Flight Schedules. United shall, in its sole discretion, establish and publish all schedules for the Covered Aircraft (such scheduled flights, together with Charter Flights, referred to herein as “Scheduled Flights”), including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any flights other than Scheduled Flights; provided that such schedules shall be subject to Reasonable Operating Constraints and Conditions and the provisions of this Section 2.1; and provided further that Contractor shall operate all Charter Flights in accordance with the provisions set forth on Exhibit P; and provided further that Scheduled Flights may include flights from a maintenance base to any Applicable Airport or from one Hub Airport to another Hub Airport. United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction; provided that, if United, following delivery of a Final Monthly Schedule, directs the cancellation of a number of flights [***]. Contractor shall be entitled to make such maintenance, ferry and repositioning flights as may be required to facilitate the proper maintenance of the Covered Aircraft or to accommodate the Scheduled Flights. At least [***] calendar days prior to the first day of each month to which a proposed Final Monthly Schedule relates, United shall present a planned flight schedule for such month, together with a proposed Final Monthly Schedule for the following two (2) months. United shall review and consider any changes to the planned flight schedule for the Covered Aircraft, including the proposed Final Monthly Schedule, suggested by Contractor. Not later than [***] calendar days prior to the beginning of the calendar month to which a proposed Final Monthly Schedule relates, United will deliver to Contractor the Final Monthly Schedule. Following such delivery of the Final Monthly Schedule, however, United may make such adjustments to the Final Monthly Schedule as it deems appropriate (subject to Reasonable Operating Constraints and Conditions). If such adjustment is attributable to other than a request from either Contractor or an affiliate of Contractor, then the parties shall, at Contractor’s election and in advance of any change to the affected Scheduled Flight as set forth in the Final Monthly Schedule, use commercially reasonable efforts to agree upon any material actual incremental labor costs, if any, that will be incurred by Contractor attributable to such change in schedule, each party acting reasonably, and such agreed-upon increased labor costs, if any, shall be paid in accordance with Section 3.6(c)(ii); provided, that an adjustment attributable to any reason affecting the availability of aircraft, as such availability is reasonably determined by United, shall be deemed to be an adjustment attributable to a request from Contractor or any affiliate of Contractor, regardless of whether Contractor or any affiliate of Contractor actually makes such a request.

(d)Spare Aircraft. Notwithstanding anything to the contrary contained in this Section 2.1 but subject to the provisions below in this Section 2.1(d), Contractor shall maintain

Execution Version

the number of spare regional jet aircraft equal to the quotient obtained by dividing (x) the sum of the number of Covered Aircraft and the number of all covered aircraft under each other capacity purchase or similar agreement between or among United and Contractor (excluding EMB 120 aircraft), by (y) [***], and rounding the quotient to the nearest whole number. The spare regional jet aircraft shall be constituted from either Covered Aircraft (the “Spare Aircraft”) or other covered aircraft (excluding EMB 120 aircraft) under other capacity purchase or similar agreements between United and Contractor (the “Other Spare Aircraft”), or both, in a proportion determined by United. After United has so instructed Contractor as to such proportion (which is not expected to occur until the adoption of an appropriate amendment to the 2003 Agreement in order to give effect to provisions equivalent to this Section 2.1(d)), Contractor shall select the specific hulls that shall constitute the Spare Aircraft and Other Spare Aircraft; provided that if Contractor has not received instruction or direction from United pursuant to the foregoing sentences of this Section 2.1(d) prior to the delivery of the [***] Covered Aircraft listed on Schedule 1, then such [***] Covered Aircraft shall be a Spare Aircraft, and if Contractor has not received instruction or direction from United pursuant to the foregoing sentences of this Section 2.1(d) prior to the delivery of the [***] Covered Aircraft listed on Schedule 1, then such [***] Covered Aircraft shall be a Spare Aircraft. Contractor shall be entitled to use the Spare Aircraft in Contractor’s reasonable discretion to replace another regional jet aircraft in the operation of a flight scheduled in the Final Monthly Schedule. In addition, subject to applicable Reasonable Operating Constraints and Conditions, Contractor shall use such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled as contemplated by the immediately preceding sentence), including flights originally scheduled to be operated by United or other United service providers.

(e)Rest Over-Night (RON) Aircraft. With regard to RON maintenance, the Covered Aircraft will be scheduled to operate within Contractor’s existing maintenance facilities framework as of the Effective Date (consisting of COS, FAT, MKE, ORD, PSP, SLC and TUS), unless both parties mutually agree otherwise.

2.2	Revenues.

Contractor acknowledges and agrees that all revenues resulting from the sale and issuance of passenger tickets associated with the operation of the Covered Aircraft and all other sources of revenue associated with the operation of the Covered Aircraft or the provision of Regional Airline Services, in each case following the Effective Date and during the Term, including without limitation revenues relating to Charter Flights, the transportation of cargo or mail, the sale of food, beverages and onboard entertainment, checked baggage fees, duty-free services, exterior and interior advertising and guaranteed or incentive payments from airport or governmental authorities, civic associations or other third parties in connection with scheduling flights to such airport or locality, are the sole property of and shall be retained by United (or, if received by Contractor or Parent, shall be promptly remitted to United, free and clear of claims of any third party arising by, through or under Contractor or Parent or their affiliates). The parties agree that the foregoing revenue shall not include manufacturer rebates or other incentives attributable to the acquisition or operation by Contractor of the Covered Aircraft received by Contractor from any manufacturer except to the extent provided in Section 8.4(b) or Section 10.5. Contractor agrees that it shall reasonably cooperate with United so as to permit

Execution Version

United to receive all revenues of the type described above (and United agrees to promptly reimburse Contractor for the reasonable out-of-pocket expenses incurred by Contractor in connection therewith). Contractor’s and its affiliates’ obligations to remit funds under this Section 2.2 shall only apply to the extent that Contractor or any such affiliate actually receives such revenues.

2.3	Pass Travel.

All pass travel and other non-revenue travel on any Scheduled Flight shall be administered in accordance with Exhibit C.

2.4	Certain Events.

(a)If the Pre-Tax Margin of UCH, (i) as measured in the aggregate over [***] consecutive fiscal quarters, is equal to or less than negative [***], or (ii) is equal to or less than negative [***] over [***] consecutive fiscal quarters, then, in either case, United shall have the right, in its sole discretion, to terminate this Agreement with respect to some or all of the Covered Aircraft as provided in this Section 2.4 by written notice to Contractor within [***] days following the end of such [***] consecutive quarter (any such notice, a “Distress Notice”) (which Distress Notice shall specify the number of aircraft to be terminated and a Termination Date not earlier than [***] days following the date of such Distress Notice), following which the provisions of Section 8.3(b) shall apply; provided that if United elects to terminate this Agreement with respect to Covered Aircraft pursuant to this Section 2.4, then (i) the provisions of Section 10.1 shall apply, except that United must exercise the Call Option with respect to such Covered Aircraft that are owned or leased by Contractor (other than any such aircraft leased from United) (subject to the immediately following sentence) (such aircraft, the “Call Option Removed Aircraft”), and (ii) United shall pay Contractor the wind-down expenses as provided in Section 2.4(d) below. Notwithstanding the foregoing, Contractor shall have the right to retain, and United shall then not have the right or obligation to acquire, any or all such Call Option Removed Aircraft, upon written notice by Contractor to United exercising such right to retain within [***] days of Contractor’s receipt of the Distress Notice. For the avoidance of doubt, United shall pay Contractor the expenses as provided in Section 2.4(d) below whether or not Contractor exercises its right to retain any or all such Call Option Removed Aircraft.

(b)At any time and from time to time, United shall have the right, in its sole discretion, to terminate this Agreement with respect to some or all of the Covered Aircraft as provided in this Section 2.4 by delivering a notice (a “2.4(b) Notice”) to Contractor (which 2.4(b) Notice shall specify the number of aircraft to be terminated and a Termination Date not earlier than [***] days following the date of such 2.4(b) Notice), following which the provisions of Section 8.3(b) shall apply; provided that if United elects to terminate this Agreement with respect to some or all of the Covered Aircraft pursuant to this Section 2.4, then (i) the provisions of Section 10.1 shall apply, except that United must exercise the [***], and (ii) United shall pay Contractor the expenses as provided in Section 2.4(e) below. Notwithstanding the foregoing, Contractor shall have the right to retain, and United shall then not have the right or obligation to acquire, any or all such Call Option Removed Aircraft, upon written notice by Contractor to United exercising such right to retain within [***] days of Contractor’s receipt of the 2.4(b)

Execution Version

Notice. For the avoidance of doubt, United shall pay Contractor the expenses provided in Section 2.4(e) below whether or not Contractor exercises its right to retain any or all such Call Option Removed Aircraft.

(c)United’s right to terminate all or part of the Covered Aircraft as provided in Section 2.4 (each aircraft so terminated, a “Removed Covered Aircraft”) shall be subject to the following conditions:

(i)

If United terminates this Agreement as to some or all Covered Aircraft pursuant to Section 2.4(a), then, United may terminate this Agreement as to Covered Aircraft only in the same proportion as United terminates the respective codeshare arrangement(s) with another domestic United Express regional aircraft operator (any such operator, an “Other Large Gauge Operator”) for the respective operation of Large Gauge Regional Aircraft, determined collectively. For purposes of determining proportionality pursuant to the preceding sentence in this clause (i), the termination of a codeshare arrangement with an Other Large Gauge Operator with respect to an aircraft shall count if such termination occurs within [***] of the termination of a Covered Aircraft (other than such a termination due to the natural expiration of the respective agreement as to such aircraft under the terms of the respective codeshare arrangement with the Other Large Gauge Operator). For example, if (x) [***] Large Gauge Regional Aircraft (including the Covered Aircraft) are operated domestically for United, and Contractor operates [***] Covered Aircraft and (y) United desires to terminate the domestic operation of [***] Large Gauge Regional Aircraft, then United shall terminate [***] Covered Aircraft [***] and [***] Large Gauge Regional Aircraft operated by Other Large Gauge Operators; also, the [***] aircraft shall be removed in a proportional manner, such that the number of Covered Aircraft removed at any time during the process is never more than two more or two less than the applicable percentage [***] of total aircraft removed at such time.

(ii)

If United terminates this Agreement as to some, but not all of the Covered Aircraft pursuant to Section 2.4(a) or (b), the aggregate number of Covered Aircraft withdrawn pursuant to Section 2.4(a) or (b), as applicable, shall in no event reduce the Covered Aircraft operated by Contractor to less than [***] Covered Aircraft (excluding, for this purpose, Covered Aircraft subject to a Wind-Down Schedule); provided, that if the Covered Aircraft operated by Contractor hereunder is [***] aircraft, then all [***] such aircraft shall be operated from a single Hub Airport.

(iii)

Removed Covered Aircraft removed from this Agreement pursuant to Section 2.4(a) and the corresponding Large Gauge Regional Aircraft removed from the operations of Other Large Gauge Operators in connection therewith shall, in each case, not be further used by United (or any affiliate of United) for domestic aircraft operations during the Term; provided, that if United desires to return into service prior to the end of the Term some or all of such Removed Covered Aircraft and the other Large Gauge Regional Aircraft removed from the

Execution Version

operations of Other Large Gauge Operators in connection therewith, then United agrees that it will not return any such aircraft to Other Large Gauge Operators unless Removed Covered Aircraft equaling a proportionate number of all such aircraft returning into service are returned to Contractor pursuant to this Agreement on the same economic terms as applicable at the time of the removal of such Covered Aircraft from this Agreement, such proportion to be measured as described above in clause (i), and such return to be implemented in the proportional manner described above in clause (i); provided, further, that if any such Removed Covered Aircraft shall have been sold or leased by United (or is under contract to be sold or leased at the time of application of this clause (iii)), then United shall not be required to return such aircraft to service hereunder and the proportions described above shall be adjusted to remove such aircraft from such measurement; and provided, further, that any such Removed Covered Aircraft being returned to operation as a Covered Aircraft hereunder shall be returned within [***] of the return to service of any other aircraft operated by Other Large Gauge Operators; and provided, further, United shall not discriminate against Contractor with respect to the sale or lease of such Removed Covered Aircraft, on the one hand, and Other Large Gauge Regional Aircraft operated by Other Large Gauge Operations, on the other hand (it being understood that the sale of a disproportionate share of such Removed Covered Aircraft or Other Large Gauge Regional Aircraft at the request of a buyer shall not constitute discrimination on United’s part).

(iv)

United may terminate this Agreement as to a Covered Aircraft under Article 2.4(a) or (b) only upon satisfaction of the terms of Section 10.1; provided, that this Section 2.4(c)(iv) shall not apply if Contractor does not comply with its obligations arising under Section 10.1, which failure to comply has not been cured within [***] days following written notice of such failure from United.

(v)

At the time of the exercise by United of any of its rights hereunder, United shall provide to Contractor a certificate signed by an officer of United certifying United’s compliance with the terms of Sections 2.4(c)(i). Thereafter until the earlier of (x) the end of the Term or (y) the sale or sublease, or return to a lessor, in each case by United, or the return to service under this Agreement, of all of such Removed Covered Aircraft, and upon the written request of Contractor (but no more than once in any calendar year), United shall provide to Contractor a certificate signed by an officer of United certifying United’s compliance with the terms of Section 2.4(c)(iii).

(d)In connection with any termination of Covered Aircraft pursuant to Section 2.4(a), United will be responsible for [***], in each case incurred by Contractor as a direct result of the removal of any Removed Covered Aircraft (using commercially reasonable efforts to mitigate such costs) and reasonably documented in connection with such termination of such Covered Aircraft.

Execution Version

(e)In connection with any termination of Covered Aircraft pursuant to Section 2.4(b), United will pay Contractor an amount in respect of each such Covered Aircraft equal to the product of:

[***].

ARTICLE III

CONTRACTOR COMPENSATION

For and in consideration of the services to be provided by Contractor pursuant to the terms and conditions of this Agreement, and subject to the terms and conditions set forth herein,

(i)United shall be responsible for (a) paying to Contractor Compensation for Carrier Controlled Costs and the Incentive Markup Payments, if any, (b) reimbursing Contractor for the Pass- Through Costs, and (c) incurring directly the expenses described in Section 3.4(a), and United shall not be responsible for any other costs or expenses incurred by Contractor hereunder, and

(ii)Contractor shall be responsible for incurring directly the expenses described in Section 3.4(b), in each case as more specifically provided below in this Article III, such amounts to be paid and reconciled as set forth in Section 3.6 below.

3.1	Compensation for Carrier Controlled Costs.

For and in consideration of the services to be provided by Contractor pursuant to the terms and conditions of this Agreement, United shall make payments to Contractor, subject to the terms and conditions set forth in this Article III and elsewhere in this Agreement, for each of the following measurements: (i) ownership rate per month in respect of each Covered Aircraft,

(ii) completed block hours flown for Scheduled Flights, (iii) completed flight hours flown for Scheduled Flights, (iv) number of completed Scheduled Flight departures, and (v) the maintenance, crew and administrative overhead cost per month in respect of each Covered Aircraft, in each case in accordance with the rates set forth on Schedule 2 (all such compensation associated with (ii), (iii) and (iv), collectively, the “Flight Reconciled Carrier Controlled Costs,” and all such compensation associated with (i) and (v), collectively, “Ownership Rate”, and, such Ownership Rate and Flight Reconciled Carrier Controlled Costs, collectively, the “Compensation for Carrier Controlled Costs”). Compensation for Carrier Controlled Costs shall be paid as provided in Section 3.6 below.

3.2	Incentive Compensation.

United and Contractor have developed a monthly incentive payment program (the “Incentive Program”) under which Contractor shall earn monthly incentive markup payments calculated as a percentage of Compensation for Carrier Controlled Costs for such month, all as more fully set forth below:

(a)Under the Incentive Program, operating performance goals (the “Operating Goals”) for Contractor’s operation of Scheduled Flights shall be set with respect to the following measurements (each, an “Operating Performance Measure”): (i) On-Time Departure Rate, (ii) Controllable Completion Factor and (iii) Customer Satisfaction Score. Except as otherwise

Execution Version

provided in Section 3.2(c) for the period beginning as of the first Actual In-Service Date for any Covered Aircraft and ending December 31, 2014, each initial Operating Goal, effective through and including the next succeeding December 31, will be established on the Commencement Date and shall be reestablished for each succeeding calendar year, using the applicable predetermined methodology as set forth below:

(i)

If with respect to any Operating Performance Measure for a calendar year (or any portion thereof, as the case may be), the Domestic Mainline Operations Performance Level (measured for the prior calendar year) is greater than the [***] (measured for the prior calendar year), then the methodology set forth below shall be used to determine the Operating Goal relating to such Operating Performance Measure for each month in such calendar year (or any portion thereof, as the case may be).

(A)

Contractor’s Operating Goal relating to On-Time Departure Rate (the “On-Time Zero Operating Goal”) for the upcoming period shall be equal to [***] On-Time Departure Rate for its [***] for the measured period, (x) adjusted [***] percentage points, (y) further adjusted for regional differences by multiplying such number by a quotient (the “Regional Adjustment Quotient”), the numerator of which is the weighted average of each separate On-Time Departure Rate for such calendar year for [***] at each Hub Airport from which Contractor operates Scheduled Flights, weighted by the number of Scheduled Flight departures from each such Hub Airport, and the denominator of which is [***] On-Time Departure Rate for its [***] for such calendar year and (z) further adjusted by the Seasonality Adjustment Factor, if applicable, as provided by Section 3.2(a)(iii) below.

(B)

Contractor’s Operating Goal relating to its Controllable Completion Factor (the “Controllable Completion Operating Goal”) for the upcoming period shall be equal to [***], (x) adjusted downward by [***] and (y) further adjusted by the Seasonality Adjustment Factor, if applicable, as provided in Section 3.2(a)(iii) below.

(C)	Contractor’s Operating Goal relating to Customer Satisfaction Score (the “Customer Satisfaction Operating Goal”) for the upcoming period shall be equal [***], adjusted downwards by [***].

(ii)

If, with respect to any Operating Performance Measure for a calendar year (or any portion thereof, as the case may be), the [***] (measured for the prior calendar year) is greater than the [***] (measured for the prior calendar year), then the methodology set forth below shall be used to determine the Operating Goal relating to such Operating Performance Measure for each month in such calendar year (or any portion thereof, as the case may be).

Execution Version

(A)

The On-Time Zero Operating Goal for the upcoming period shall be equal to the On-Time Departure Rate constituting part of the [***] (measured for the prior year) (x) adjusted [***] percentage points, (y) further adjusted for regional differences by multiplying such number by the Regional Adjustment Quotient and (z) further adjusted by the Seasonality Adjustment Factor, if applicable, as provided by Section 3.2(a)(iii) below.

(B)

The Controllable Completion Operating Goal for the upcoming period shall be equal to the Controllable Completion Factor constituting part of the [***] (measured for the prior year), (x) adjusted downward by [***] and (y) further adjusted by the Seasonality Adjustment Factor, if applicable, as provided in Section 3.2(a)(iii) below.

(C)

The Customer Satisfaction Operating Goal for the upcoming period shall be equal to the Customer Satisfaction Score constituting part of the [***] (measured for the prior year), adjusted downward by [***].

(iii)

Seasonality Adjustment. As of the Commencement Date and as of the beginning of each subsequent calendar year, after the On-Time Zero Operating Goal has been calculated by the methodology outlined above but before such Operating Goal has been finalized, Contractor may adjust the On-Time Zero Operating Goal for each month in such period by applying a seasonality factor developed by Contractor and approved by United (any such factor, expressed as a percentage, a “Seasonality Adjustment Factor”); provided that the straight average of each of the resulting monthly On-Time Zero Operating Goals and the Controllable Completion Operating Goals shall equal the respective unadjusted goals as provided above; provided further, that the Seasonality Adjustment Factor shall in no event exceed [***] with respect to the On-Time Zero Operating Goal or [***] with respect to the Controllable Completion Operating Goal.

(b)Performance Levels. The Operating Goals shall be used to determine four performance levels, “A,” “B,” “C” and “D” (each a “Performance Level”) as follows:

(i)	Operating Goals Establish B-Level Performance. The Operating Goals shall define the minimum performance necessary to achieve at least the “B” Performance Level.

(ii)

Performance Grade Widths. The ranges between the lowest ends of consecutive Performance Levels set forth on Schedule 4 (“Grade Widths”) shall be as set forth on Schedule 4 hereto and will not be changed at any time during the entire Term of this Agreement.

(iii)

Setting All Performance Levels. Immediately following the periodic establishment of the Operating Goals, constituting the low end of “B” Performance Level, and using the Grade Widths, the level of performance corresponding to each of the “A,” “B,” “C” and “D” Performance Levels will be

Execution Version

computed, provided that the “A” Performance Level shall extend to [***], the “D” Performance Level shall extend to [***] for the On-Time Zero Operating Goal and the Controllable Completion Operating Goal, and the “D” Performance Level shall extend below [***] for the Customer Satisfaction Operating Goal. For example, if the Controllable Completion Operating Goal for a measurement period is determined to be [***], such number shall be the lowest end of the “B” Performance Level. Applying the methodology, in the Grade Width table referenced above, the bottom of the “A” Performance Level would be [***]. Furthermore, the bottom of the “C” Performance Level would be [***]. Based on these numbers and the Grade Widths, and before application of any Seasonality Adjustment Factors, the range of the Performance Levels would be as follows:

“A” Performance Level=[***]

“B” Performance Level=[***]

“C” Performance Level=[***]

“D” Performance Level=[***]

(c)For each calendar month during the Term during which Scheduled Flights shall have been flown, Contractor’s level of performance under this Agreement with respect to the Operating Goals (“Contractor’s Performance”) shall be measured against the Performance Levels, and a “Contractor Grade” shall be determined with respect to each Operating Goal; provided that no Incentive Markup Payments shall be payable with respect to any Covered Aircraft prior to its Actual In-Service Date; provided further that, for the period beginning as of the first Actual In-Service Date for any Covered Aircraft and ending December 31, 2014, Contractor’s Performance shall be deemed to be no worse [***] level performance for all purposes of this Agreement.

(d)Markup. Following the determination of each Contractor Grade for each month, any applicable markup percentage shall be determined pursuant to Schedule 4, and such markup percentage shall be applied to the Compensation for Carrier Controlled Costs for the applicable month as part of the reconciliation process set forth in Section 3.6 (any payment owed to Contractor by United associated with such a markup, an “Incentive Markup Payment”).

3.3	Certain Adjustments of Compensation for Carrier Controlled Costs.

(a) Except as otherwise expressly provided in this Section 3.3, the Compensation for Carrier Controlled Costs set forth on Schedule 2 as of the Effective Date shall not be adjusted.

[***]

3.4	Expenses.

(a)United Directly Incurred Expenses. With respect to Regional Airline Services, in consideration of the provision by Contractor of Contractor Services and its compliance with the other terms and conditions of this Agreement, the following expenses, together with such

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expenses, if any, as are referenced in the last sentence of Section 3.4(b), shall be incurred directly by United:

(i)

passenger and cargo revenue-related expenses, including but not limited to commissions, taxes and fees related to the transportation of passengers or cargo, food and beverage costs, charges for fare or tariff filings, sales and advertising costs, computer reservation system fees, credit card fees, interline fees, revenue taxes, GDS fees, reservation costs, revenue accounting costs, including costs associated with ticket sales reporting and unreported sales, and Mileage Plus participation costs and beverage voucher coupons;

(ii)

denied boarding compensation and the cost of travel certificates (regardless of whether attributable to Contractor’s operations in the normal course of business and regardless of whether attributable to aircraft down gauge);

(iii)

passenger-related interrupted trip costs (including hotel, meal and ground transportation vouchers) and baggage handling claims, repairs and delivery costs related to delays and cancellations (regardless of whether attributable to Contractor’s operations in the normal course of business and regardless of whether attributable to aircraft down gauge);

(iv)

if United elects to procure, or arrange for the procurement of, aircraft fuel and/or Fuel Services, as the case may be, pursuant to Section 4.12(b), and in consideration of Contractor’s compliance with its obligations under such Section 4.12, (I) the cost of such fuel procurement, including any administration fees of any fuel supplier, and/or (II) charges for such Fuel Services, as applicable;

(v)

rent for Terminal Facilities used by Contractor hereunder that are not Contractor Terminal Facilities constituting both exclusive and common use charges imposed or charged by airports; provided that, for avoidance of doubt, rents and any associated expenses associated with crew training or corporate office space are Contractor expenses and shall not be reconciled;

(vi)

all ground handling costs, including glycol, de-icing, snow removal costs and aircraft movement costs (but excluding aircraft movement costs, if any, to be paid by Contractor as provided in Section 4.6);

(vii)	the cost of technology services provided by United for its reservation, check-in and baggage-handling processes;

(viii)	TSA fees or charges and any other passenger security fees or charges for security, other than (A) such fees and charges for which United is or

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would be entitled to indemnification under Article VII, and (B) fees or charges described in Section 3.6(b)(iii)(A)(11);

(ix)

if United exercises a Growth Aircraft Option pursuant to Section 10.4, the reasonable costs and expenses referenced in Section 10.4(e) and the actual ownership rates and Heavy Maintenance Costs referenced in Section 10.4(f);

(x)	reasonable out-of-pocket expenses of Contractor associated with Design Changes directed and approved by United;

(xi)	the costs and expenses for Catering Products and Catering Services;

(xii)	the costs and expenses of preparing all Terminal Facilities (including Contractor Terminal Facilities) for Contractor’s use for Regional Airline Services;

(xiii)	the costs and expenses of major repairs and leasehold improvements of the Terminal Facilities (including Contractor Terminal Facilities); and

(xiv)

the costs and expenses associated with Contractor’s acquisition of any takeoff or landing slots, route authorities or other similar regulatory authorizations associated with Contractor’s operation of Scheduled Flights.

If, notwithstanding the foregoing, Contractor incurs any of the expenses set forth in this Section 3.4(a), and only to the extent that United determines that such expenses are both reasonable and should properly have been incurred by United hereunder, or alternatively have been pre- approved by United in writing, then United shall reimburse Contractor for such expenses pursuant to Section 3.6(b)(iii)(A)(13).

(b)Contractor Expenses. Except as provided in Section 3.4(a), Contractor shall pay in accordance with commercially reasonable practices all expenses or costs incurred in connection with Contractor’s provision of Contractor Services. Contractor agrees that, in connection with its provision of Contractor Services to United hereunder and the provision of the other services contemplated to be performed by Contractor under the Ancillary Agreements, it shall use commercially reasonable efforts to minimize costs incurred by it if such costs would be reimbursable by United to Contractor in accordance with the terms of this Agreement or any Ancillary Agreement (it being understood that the payment of any amount owed pursuant to Schedule 2 shall not constitute “costs [that] would be reimbursable by United” for purposes of this sentence). [***]

3.5	Audit Rights; Financial Information.

Contractor shall make available for inspection by United and its outside auditors and advisors, within a reasonable period of time after United makes a written request therefor, all of

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Contractor’s books and records (including all financial and accounting records and operations reports, and records of other subsidiaries or affiliates of Contractor, if any) (i) as necessary to audit any payments made or amounts or setoff pursuant to this Agreement, and (ii) otherwise related to Contractor’s provision of Contractor Services to United or any of Contractor’s other obligations under this Agreement, including without limitation relating to the performance, regulatory and operational standards in Sections 4.2, 4.3, 4.4, 4.5, 4.7, 4.8, 4.9, 4.17, 4.18, 4.19,

4.20 and 4.22, but excluding, in all events, (A) the books and records of Contractor or any subsidiary or affiliate of Contractor that relate solely to the payment by United of Compensation of Carrier Controlled Costs (other than the operating statistics of Contractor or any subsidiary or affiliate of Contractor, and except in connection with any calculation contemplated in Section 10.4(f) relevant to Growth Aircraft) or, (B) to the extent such disclosure to United or its auditors or advisors would violate a confidentiality provision to which Contractor is subject, any agreement relating to the purchase or maintenance of the Covered Aircraft and related engines and parts and services (all such books and records, collectively, the “CPA Records”), in each case, for the preceding [***], and with respect to books and records related to an ongoing good faith dispute arising during such [***] (or, with respect to any reconciliation of Pass-Through Costs or any dispute of such Pass-Through Costs, the [***] following the date such costs (or documentation thereof) were presented to United by Contractor or a third party), for any additional period until the final resolution of such dispute (each such period, an “Audit Period”). It is understood by the parties hereto that (x) on the one hand, this Section 3.5 is not intended to grant United or its auditors or advisors the right to audit the costs and expenses of Contractor for which Contractor is intended to be compensated by the Compensation of Carrier Controlled Costs hereunder or Contractor’s profit or loss with respect thereto, and (y) on the other hand, United and its auditors and advisors shall nevertheless have access to the CPA Records regardless of whether such records may incidentally relate to some aspect of Compensation of Carrier Controlled Costs or the costs and expenses referenced in clause (x) above; provided that to the extent that Contractor’s compliance with this Section 3.5 would require Contractor to violate a confidentiality provision of any agreement to provide such CPA Records to United or its auditors and advisors (in the absence of this proviso), Contractor and United shall use commercially reasonable efforts to agree upon an independent auditor (i) to whom Contractor shall provide all such CPA Records on a confidential basis and in a manner that does not violate Contractor’s obligations, (ii) who shall be authorized to audit such CPA Records on behalf of United and (iii) who shall verify any calculations, terms or other matters requested by United pursuant to and within the scope United’s rights set forth in this Section 3.5, but without disclosing confidential information to United in a manner that would violate Contractor’s obligations. United and its outside auditors and advisors shall be entitled to make copies and notes of such information as they deem necessary and to discuss such records with Contractor’s Chief Financial Officer or such other employees or agents of Contractor knowledgeable about such records. Upon the reasonable written request of United or its outside auditors or advisors, Contractor will cooperate with United and its outside auditors and advisors to permit United and its outside auditors and advisors access to Contractor’s outside auditors for purposes of reviewing such records. Any audit conducted pursuant to this Section 3.5 shall be paid for by United, unless pursuant to such audit it is determined that Contractor owes United in excess of [***] (“Excess Audit Amount”), in which case Contractor shall pay to United the reasonable costs and expenses incurred by United in connection with such audit; provided, that if United

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elects to procure fuel as contemplated in Section 4.12(b)(i), then the Excess Audit Amount shall be [***]. In addition, Contractor shall deliver or cause to be delivered to United (I) as soon as available, but in any event within [***] after the end of each fiscal year, a copy of the consolidated balance sheet of Contractor, as at the end of such year, and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on by an independent certified public accountants of nationally recognized standing; and (II) as soon as available, but in any event not later than [***] after the end of each of the first three quarterly periods of each fiscal year, the unaudited consolidated balance sheet of Contractor, as at the end of such quarter, and the related unaudited consolidated statements of income and retained earnings and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a responsible officer of Contractor as being fairly stated in all material respects (subject to normal year-end audit adjustments); provided, that Contractor shall not be required to deliver financial statements pursuant to this sentence at any time that Guarantor is a reporting issuer pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and such financial statements are timely filed with the Securities and Exchange Commission pursuant thereto. All financial statements delivered hereunder shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein). Following the termination of each respective Audit Period, United’s right to audit the CPA Records for such Audit Period shall terminate.

3.6Billing and Payment.

(a)Prepayment. At least [***] prior to the commencement of the applicable month to which a Final Monthly Schedule relates, Contractor shall present a reasonably detailed written invoice for the following amount (the “Prepayment”) due under this Agreement in respect of the month to which such Final Monthly Schedule pertains, assuming [***] level performance for such month:

(i)

for each Covered Aircraft for such month, calculated separately, the “ownership rate per month for each Covered Aircraft” set forth on Schedule 2 for such Covered Aircraft; provided, that for any calendar month in which such Covered Aircraft enters or exits service hereunder, such amount shall be multiplied by a fraction, the numerator of which is the actual number of days in such month such aircraft constituted a Covered Aircraft, and the denominator of which is the total number of days in such month; and provided further, for the period following the Actual Delivery Date for such aircraft and prior to the Actual In-Service Date for such aircraft, at the time of the first Prepayment following the Actual In-Service Date of such Covered Aircraft, the foregoing amount described in this clause (i) shall include an amount equal to the “ownership rate per month for each Covered Aircraft” set forth on Schedule 2 multiplied by a fraction, the numerator of which is the lower of

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(x) the number of days from the Actual Delivery Date of such Covered Aircraft to the Actual In-Service Date of such Covered Aircraft and (y) [***], and the denominator of which is [***]; plus

(ii)	the number of block hours set forth on the Final Monthly Schedule for such month, multiplied by the rate “for each block hour” as set forth on Schedule 2 multiplied by [***]; plus

(iii)	the number of flight hours set forth on the Final Monthly Schedule for such month, multiplied by the rate “for each flight hour” as set forth on Scheduled 2 multiplied by [***]; plus

(iv)	the number of departures set forth on the Final Monthly Schedule for such month, multiplied by the rate “for each Scheduled Flight departure,” as set forth in Schedule 2, multiplied by [***]; plus

(v)	the allocation of Pass-Through Costs calculated as set forth in Section 3.6(b)(iii)(B); plus

(vi)

for each Covered Aircraft for such month, calculated separately, the “maintenance, crew and administrative overhead costs per month per Covered Aircraft” set forth on Schedule 2 for such Covered Aircraft; provided, that for any calendar month in which such Covered Aircraft enters or exits service hereunder, such amount shall be multiplied by a fraction, the numerator of which is the actual number of days in such month such aircraft constituted a Covered Aircraft, and the denominator of which is the total number of days in such month. For the avoidance of doubt, no payment shall be made in respect of any Covered Aircraft pursuant to this clause (vi) prior to the date such Covered Aircraft begins conducting Scheduled Flights.

(b)	Reconciliation.

(i)	Reconciliation of Flight Reconciled Carrier Controlled Costs.

(A)

With respect to Scheduled Flights, for any calendar month in which (x) the product of (I) Contractor’s actual block hours flown, multiplied by (II) the rate “for each block hour” set forth on Schedule 2, exceeds (y) the amount invoiced pursuant to Section 3.6(a)(ii) for such block hours during such calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to such difference (together with actual markup as provided in Section 3.2(d) for such month).

(B)	With respect to Scheduled Flights, for any calendar month for which (x) the amount invoiced for block hours pursuant to

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Section 3.6(a)(ii) exceeds (y) the product of (I) Contractor’s actual block hours flown in such calendar month, multiplied by (II) the rate “for each block hour” set forth on Schedule 2, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to such difference (increased by markup on such difference assuming [***] performance for such month).

(C)

With respect to Scheduled Flights, for any calendar month in which (x) the product of (I) Contractor’s actual flight hours flown, multiplied by (II) the rate “for each flight hour” set forth on Schedule 2, exceeds (y) the amount invoiced pursuant to Section 3.6(a)(iii) for such flight hours during such calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to such difference (together with actual markup as provided in Section 3.2(d) for such month).

(D)

With respect to Scheduled Flights, for any calendar month for which (x) the amount invoiced for flight hours pursuant to Section 3.6(a)(iii) exceeds (y) the product of (I) Contractor’s actual flight hours flown in such calendar month, multiplied by (II) the rate “for each flight hour” set forth on Schedule 2, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to such difference (increased by markup on such difference assuming [***] performance for such month).

(E)

With respect to Scheduled Flights, for any calendar month in which (x) the product of (I) Contractor’s actual Scheduled Flight departures, multiplied by (II) the rate “for each Scheduled Flight departure” set forth on Schedule 2, exceeds (y) the amount invoiced pursuant to Section 3.6(a)(iv) for such departures during such calendar month, then the reconciliation for such period shall include a payment by United to Contractor in an amount equal to such difference (together with actual markup as provided in Section 3.2(d) for such month).

(F)

With respect to Scheduled Flights, for any calendar month in which (x) the amount invoiced for departures pursuant to Section 3.6(a)(iv) exceeds (y) the product of (I) Contractor’s actual Scheduled Flight departures for such month, multiplied by (II) the rate “for each Scheduled Flight departure” set forth on Schedule 2, then the reconciliation for such period shall include a payment by Contractor to United in an amount equal to such difference

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(increased by markup on such difference assuming [***] performance for such month).

(G)

Contractor’s “actual block hours flown,” “actual flight hours flown” and “actual Scheduled Flight departures” shall include block hours, flight hours and departures for all completed Scheduled Flights, including (i) those resulting from any unscheduled stop required prior to the completion of a Scheduled Flight and (ii) any diversion flight; however, “actual block hours flown,” “actual flight hours flown” and “actual Scheduled Flight departures” shall not include any block hours, flight hours or departures resulting from or attributable to (x) uncompleted ground returns or uncompleted air returns, (y) flights referenced in Section 3.6(c)(vi) or (z) Excess Delayed Flights referenced in Section 3.6(c)(vii) below.

(H)

As provided in Section 3.3(b)(i), the reconciliation of the Flight Reconciled Carrier Controlled Costs for the months of the June and December, respectively, of each year, shall include a payment from Contractor to United, or United to Contractor, as the case may be, of amounts attributable to the Utilization Adjustment. Any payment attributable to the Utilization Adjustment shall be determined without regard to incentive markup contemplated in Section 3.2.

(ii)

Reconciliation of Incentive Markup Payments. Following the end of each month, United and Contractor shall determine whether any Incentive Markup Payment is payable to Contractor by United as provided in Section 3.2. If an Incentive Markup Payment has been earned by Contractor for a month and such markup is different from the assumed “B” level performance used in determining the Prepayment, then the reconciliation for such month shall include a payment by United to Contractor, or Contractor to United, as the case may be, determined using the actual incentive level performance level.

(iii)	Reconciliation of Pass-Through Costs.

(A)	The following expenses incurred in connection with Regional Airline Services (collectively, the “Pass-Through Costs”) shall be reconciled to actual costs as set forth below:

(1)

common use charges paid by Contractor under any lease agreement with any Applicable Airport, such charges to be allocated at an Applicable Airport between the Regional Airline Services, on the one hand, and Contractor’s services provided to other customers, if any, on the other hand, with

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such allocation to be proportionate at an Applicable Airport based on the number of enplaned passengers for Regional Airline Services and Contractor’s other customers;

(2)

Aircraft Property Taxes; provided that Contractor shall provide United with an annual reconciliation of all tax bills paid and reasonably allocated to United, (x) in a format directed by United (and reasonably acceptable to Contractor) and (y) including documentation of assessments, tax bills, and the allocation of such Aircraft Property Taxes among United, Contractor’s other business partners and relationships, and Contractor’s own business; and provided further that Contractor shall use commercially reasonable efforts to ensure that aircraft values and assessments and all allocated costs are correct and accurate, and shall use, at its own cost and expense, property tax professionals to ensure accurate and timely reporting of property tax Pass-Through Costs; and provided further that, notwithstanding the immediately preceding proviso, in the event that Contractor’s engagement of property tax professionals results in an economic benefit to United, then the cost of such engagement shall be treated as a Pass-Through Cost to the extent of such economic benefit conferred to United;

(3)	passenger liability insurance and war risk insurance costs; [***];

(4)	Landing Fees paid for by Contractor;

(5)

passenger-related interrupted trip costs (including hotel, meal and ground transportation vouchers) and baggage handling claims, repairs and delivery costs related to delays and cancellations (regardless of whether attributable to Contractor’s operations in the normal course of business and regardless of whether attributable to aircraft down gauge);

(6)	Navigation Fees paid by Contractor;

(7)

as provided by and in consideration of Contractor’s compliance with its obligations under Section 4.12, (A) if United shall not have elected to procure fuel pursuant to clause (i) of Section 4.12(b), the cost of such fuel procurement, including any administration fees of any fuel supplier, and (B) if United shall not have elected to procure

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Fuel Services for or on behalf of Contractor pursuant to clause (ii) of Section 4.12(b), charges for Fuel Services;

(8)

if United exercises a Growth Aircraft Option pursuant to Section 10.4, the Heavy Maintenance Costs (but, with respect to airframes, only to the extent required by an applicable manufacturer-recommended maintenance program and, with respect to base and line maintenance, only to the extent required by manufacturer recommendations, as applicable) in respect of such Growth Aircraft;

(9)

the actual and reasonable out-of-pocket costs incurred by Contractor and paid to third parties (i.e., not including any allocation of overhead or employee costs) in order for the Covered Aircraft to comply with outstanding airworthiness directives issued by the FAA and other requirements mandatory under U.S. law and applicable to the Covered Aircraft that by their terms require compliance during the Term; provided that no reconciliation shall occur, and Contractor shall be responsible, for the first [***] of such costs per aircraft per airworthiness directive or other mandatory requirement; and provided further that Contractor shall use its reasonable commercial efforts to minimize the costs described above;

(10)	rent for Contractor Terminal Facilities constituting exclusive use charges;

(11)	TSA security charges implemented following September 11, 2001, and security fees or charges imposed by foreign governmental entities, including the Canadian Police and Security Fee;

(12)	reasonable and customary utility charges paid by Contractor with respect to any Terminal Facility (including Contractor Terminal Facilities); and

(13)	any reimbursement obligations of United to Contractor arising pursuant to the last paragraph of Section 3.4(a).

(B)	The Prepayment paid pursuant to Section 3.6(c)(i) shall include an allocation of Pass-Through Costs, determined as follows:

(1)	The amount of both passenger liability insurance and war risk insurance costs referred to in Section 3.6(b)(iii)(A)(3)

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included in the Pass-Through Costs for any particular month will be equal to the sum of (X) the product of (1) the applicable insurance rate per completed passenger set forth on Schedule 3 multiplied by (2) the Forecasted Passengers for such month, and (Y) the product of (1) the applicable insurance rate per 1000 RPMs set forth on Schedule 3 multiplied by (2) the Forecasted RPMs for such month.

(2)

The amount of Aircraft Property Tax costs referred to in Section 3.6(b)(iii)(A)(2) included in the Pass-Through Costs for any particular month will be fixed, as reasonably agreed to between United and Contractor based on historical tax costs allocated under this Agreement.

(3)

The amount of Landing Fees referred to in Section 3.6(b)(iii)(A)(4) included in the Pass-Through Costs for any particular month will be equal to the aggregate sum of the following products: (1) the landing fee rate set forth in Schedule 3, multiplied by (2) the number of scheduled departures set forth in the Final Monthly Schedule for airports where Contractor pays landing fees directly, multiplied by (3) [***]. For avoidance of doubt, United will not allocate to the reconciliation of Pass-Through Costs landing fees which are directly paid by United.

(4)

The amount of Navigation Fees referred to in Section 3.6(b)(iii)(A)(6) included in the Pass-Through Costs for any particular month will be equal to the aggregate sum of the following products: (1) the air navigation rates set forth in Schedule 3, multiplied by (2) the number of scheduled departures set forth in the Final Monthly Schedule for flying to destinations in Canada or Mexico, multiplied by (3) [***].

(5)

The amount of Fuel Services charges included in the Pass- Through Costs for any particular month (pursuant to Section 3.6(b)(iii)(A)(7)), if any, will be equal to the aggregate sum of the following products: (1) rate set forth in Schedule 3 for Fuel Services, multiplied by (2) the number of scheduled departures set forth in the Final Monthly Schedule, multiplied by (3) [***];

(6)	The amount of fuel to be procured by Contractor pursuant to Section 4.12, if any, as reasonably determined by United, multiplied by the average per gallon cost of such fuel used

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by Contractor in the immediately preceding month the cost of which was incurred directly and/or reimbursed hereunder by United, as the case may be, multiplied by [***];

(7)

The amount of all other Pass-Through Costs for the applicable month of determination that are (x) reasonably determined by Contractor, (y) set forth in a detailed written invoice provided to United and (z) approved by United, multiplied by [***].

(C)

Without limiting United’s audit rights, (i) if in any month the Contractor’s actual Pass-Through Costs exceed the amount of Prepayment in respect of Pass-Through Costs for such month as described in Section 3.6(b)(iii)(B), then United shall pay to Contractor an amount equal to such difference, and (ii) if in any month the amount of Pass-Through Costs included in the Prepayment in respect of Pass-Through Costs as described in Section 3.6(b)(iii)(B) exceeds Contractor’s actual Pass-Through Costs for such month, then Contractor shall pay to United an amount equal to such difference.

(c)	Payment.

(i)

Payment of Invoiced Prepayments. United shall pay Contractor the Prepayment, subject to (x) United’s right to dispute any calculations set forth on such invoice that do not comply with the terms of this Agreement,

(y) United’s set-off rights as set forth in Section 3.6(c)(ii) and Section 11.13, and (z) any other adjustments as mutually agreed to by both Contractor and United, as follows:

(A)

[***] of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] of the month (or if such day is not a Business Day, the next Business Day) to which such invoice relates, as adjusted pursuant to Section 3.6(c)(ii) below;

(B)

[***] of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates;

(C)	[***] of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by

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Contractor, available on or before the [***] of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted pursuant to Section 3.6(c)(ii) below; and

(D)

[***] of the Prepayment shall be payable by United to Contractor, by electronic transfer of funds to a bank account designated by Contractor, available on or before the [***] of the month (or if such day is not a Business Day, the next Business Day) to which the invoice relates, as adjusted pursuant to Section 3.6(c)(ii) below.

(ii)

Payment of Reconciled Items. Not later than [***] following the end of each month, Contractor and United shall make the reconciliation calculations provided for in Subsections 3.6(b)(i), (ii) and (iii) above, in accordance with the other provisions set forth in Section 3.6(b). On or before the [***] following the end of such month (or if such day is not a Business Day, the next Business Day), the sum of (A) such reconciled amounts for such month, (B) if any, liquidated damage amounts owed and unpaid by Contractor to United pursuant to Article VIII in respect of the period to and including the [***] following the end of such month, (C) for any calendar year, any [***] which pursuant to Section 5.4 must be paid during the period to and including the [***] following the end of such month, and (D) any unpaid [***] with respect to an [***] ending on or prior to the third Wednesday following the end of such month, (i) shall be paid by United to Contractor, together with any payment to be made by United pursuant to Section 2.1(c) in respect of United Cancelled Flights, Section 2.1(c) in respect of agreed upon incremental costs, Section 3.6(c)(i)(C) above, Section 3.6(c)(iii) below or Section 4.1(e), or (ii) shall be paid by Contractor to United or set off by United against any other amounts owing to Contractor under this Agreement or any Ancillary Agreement. Further reconciliations shall be made on or prior to the [***] of the month following the end of such month (or if such day is not a Business Day, the next Business Day) to the extent necessary as a result of United’s review of financial information provided by Contractor in respect of such month and, in addition, with respect to insurance and Aircraft Property Taxes, reconciliation shall occur on an annual basis. Such further reconciled amounts for such month (x) shall be paid by United to Contractor, together with any other payment to be made by United pursuant to Section 3.6(c)(i)(A) above, or (y) shall be paid by Contractor to United or set off by United against any other amounts owing to Contractor. Notwithstanding the foregoing, United shall have the right to set-off any payment owed by Contractor to United which is not enumerated above against any of the amounts otherwise payable by United pursuant to Section 3.6(c)(i). Notwithstanding any provisions in this Article III to the contrary, expenses presented by Contractor hereunder more than [***] after they were incurred shall not be reimbursed or paid

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pursuant to this Section 3.6, and United shall have no obligation to Contractor with respect to such expenses and shall be entitled to reconcile such expenses as null and void (except to the extent such invoice is subject to a good faith on-going dispute of which Contractor has notified United in writing).

(iii)

Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Covered Aircraft delivery for costs attributable to crew start-up training.

(iv)

No Payment for Disputed Items. Notwithstanding anything to the contrary in this Agreement or any Ancillary Agreement, neither United nor Contractor shall have any obligation to make any payment required under this Agreement or any Ancillary Agreement that is subject to a good faith dispute; provided, that within [***] Business Days following the resolution of any such dispute in accordance with the terms of this Agreement, United or Contractor, as applicable, shall make any payments required by such resolution. Except as may result from the exercise by United of its audit rights pursuant to Section 3.5, all payments made by Contractor or United as provided in this Agreement or any Ancillary Agreement shall be deemed final and not subject to further review or reconciliation after the later to occur of (I) the date that is [***] after the date of the applicable payment and (II) the date of final resolution of any good faith dispute regarding the applicable payment arising during the [***] following the date of the applicable payment.

(v)

No Payment for Fines, Etc. Notwithstanding anything to the contrary contained in this Section 3.6, United shall not be required to incur any cost or make any reconciliation payment pursuant to this Section 3.6 to the extent that such cost or reconciliation payment is attributable to any costs, expenses or losses (including fines, penalties, settlements and any costs and expenses associated with any related investigation or defense) incurred by Contractor or its agents as a result of any violation by Contractor or such agent of any law, statute, judgment, decree, order, rule, regulation or lease requirement of any governmental or airport authority.

(vi)

No Payment for Maintenance and Ferry Operations. Notwithstanding anything to the contrary contained in Section 3.4 or this Section 3.6, United shall not make any payments, including but not limited to those provided for in Schedule 2 hereto, to Contractor for any maintenance flights or ferry or reposition flights, except that United shall pay fuel and Fuel Service costs and expenses with respect to a reasonable number of such maintenance, ferry and reposition flights pursuant to the provisions of Section 3.4(a)(iv).

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(vii)

No Payment for Significantly Delayed Flights. If (x) Contractor operates more than [***] Scheduled Flights a month either (a) more than [***] late from the scheduled departure time with a revenue passenger loadfactor of [***], or (b) more than [***] late with [***], and (y) United did not direct Contractor to operate such flight in such manner (such flights, “Excess Delayed Flights”), then the block hours, flight hours and departures attributable to such Excess Delayed Flights shall not be included when calculating Flight Reconciled Carrier Controlled Costs and any Incentive Markup Payments owed to Contractor hereunder; provided that such flight shall be included in measurements of Contractor’s Performance under the Incentive Program and other measurements of delays and cancellations hereunder. For the avoidance of doubt, United shall make payments in respect of “ownership rate per month per Covered Aircraft” required to be made under this Agreement with respect to such Excess Delayed Flights.

ARTICLE IV

CONTRACTOR OPERATIONS AND AGREEMENTS WITH UNITED

4.1	Crews, Etc.

(a)Contractor shall be responsible for providing all crews (flight and cabin), maintenance personnel, aircraft ground movement teams necessary to provide the ground movement services to be provided by Contractor pursuant to Section 4.6, and other staff necessary to operate the Scheduled Flights and for all aspects (personnel and other) of dispatch control in each case pursuant to this Section 4.1 and, as applicable, in accordance with Exhibit P.

(b)Flight Crews. Aircraft used for Regional Airline Services will be operated with crews consisting of a captain or pilot, and a first officer or co-pilot. All such crew members will at all times meet all currently applicable governmental requirements, as such requirements may be amended from time to time during the Term, and will be fully licensed and qualified for the services that they perform hereunder. In addition, each of the Contractor’s captains, first officers and co-pilots will hold a current Airline Transport Pilot Certificate and all members of all flight crews used to provide Regional Airline Services hereunder must be qualified to fly between all city pairs on the Effective Date of this Agreement. Contractor shall ensure that crew members meet all requirements imposed by the insurance policies that are to be maintained pursuant to Article VI.

(c)Flight Attendants. Contractor’s flight attendants will at all times possess all necessary training and meet all currently applicable governmental requirements and any other requirements pursuant to this Agreement (including without limitation as referenced in Section 4.3), in each case as such requirements may be amended from time to time during the Term.

(d)Solely with respect to the operations by Contractor of the Covered Aircraft, Contractor shall provide United with Contractor’s flight and cabin crew daily schedules and forward planning schedules inclusive of reserves and placement for operational integrity not less than [***] days in advance of the applicable month; provided that such schedules shall be de-

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identified with respect to individual employee names and any other information that would allow United to specifically identify individual employees. Such information may be used by United for informational purposes only, and the provision of such information shall not be interpreted as providing United with any operational control over Contractor’s provision of Regional Airline Services.

(e)[***]

(f)If United notifies Contractor in writing that an individual Contractor employee, independent contractor or agent involved in providing Contractor Services to United has provided customer service at a lower level than the standards to which Contractor and United have agreed herein, then United shall give Contractor notice to that effect. Contractor shall have [***] Business Days following United’s notice in which to investigate the matters forming the basis of such notice, correct any deficient performance and provide United with written assurances that such deficient performance shall not recur. If, following such [***] Business Day period, United is not reasonably satisfied with the results of Contractor’s efforts, pursuant to Contractor’s policies in effect as of the date hereof (a copy of which policies has been provided to United prior to the date hereof), to correct the deficient performance and/or to ensure its non- recurrence, then Contractor shall, as soon as possible, cease utilizing such Contractor employee, independent contractor or agent in Contractor’s provision of Contractor Services to United under this Agreement, without cost to United. Nothing in this provision shall operate or be construed to limit Contractor’s responsibility for the acts or omission of the Contractor employee, independent contractor or agent, or be construed as joint employment, or excuse any of Contractor’s obligations under Section 4.1(a) herein or under any other provision of this Agreement.

(g)Career Path Program for Pilots. United and Contractor agree to comply with the provisions set forth in Exhibit M.

4.2	Governmental Regulations; Maintenance.

Contractor has and shall maintain all certifications, permits, licenses, certificates, exemptions, approvals, plans, and insurance required by governmental authorities and Airport Authorities, including, without limitation, FAA, DOT and TSA, to enable Contractor to perform the services required by this Agreement. All flight operations, dispatch operations and all other operations and services undertaken by Contractor pursuant to this Agreement shall be conducted, operated and provided by Contractor in compliance with all laws, regulations and requirements of applicable governmental authorities and Airport Authorities (foreign and domestic), including, without limitation, those relating to airport security, the use and transportation of hazardous materials and dangerous goods, crew qualifications, crew training and crew hours, the carriage of persons with disabilities and without any violation of U.S. or foreign laws, regulations or governmental prohibitions. All Covered Aircraft shall be operated and maintained by Contractor in compliance with all laws, regulations and governmental requirements of applicable governmental authorities and Airport Authorities (foreign and domestic), Contractor’s own operations manuals and maintenance manuals and procedures, all applicable provisions of any

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aircraft lease, mortgage or sublease, and all applicable equipment manufacturers’ manuals and instructions.

4.3	Quality of Service.

(a)At all times, Contractor shall provide Contractor Services with appropriate standards of care, but in no event lower than such standards utilized by United as of the date of this Agreement. United procedures, performance standards and means of measurement thereof concerning the provision of air passenger and air cargo services shall be applicable to all Regional Airline Services provided by Contractor; provided that all such procedures and means of measurement shall be no more stringent than those used by United with respect to the performance of its other operators of regional jet aircraft of a seating capacity of at least [***] seats and not more than [***] seats to that used by Contractor hereunder. Contractor shall achieve at least the comparable quality of airline service as provided by United, subject to limitations and differences imposed by the aircraft type used by Contractor hereunder. Contractor shall comply with all airline customer service commitments, policies and service standards of United as of the Commencement Date, including without limitation the “Customer First” commitments, on board services requirements and employee conduct, appearance and training policies in place as of the Commencement Date, and shall handle customer-related services in a professional, businesslike and courteous manner. In connection therewith, Contractor shall maintain aircraft cleaning cycles and policies, shall comply with the provisions set forth in Exhibit J and shall maintain adequate staffing levels, to ensure at least a comparable level of customer service and operational efficiency that United achieves, including without limitation in respect of customer complaint response, boarding timing and handling of irregular operations. In addition, at the request of United, Contractor shall comply with all such airline customer service commitments, policies and standards of care of United as adopted, amended or supplemented after the Commencement Date.

(b)Contractor shall make such interior and exterior design and product-related changes as may be required by United from time to time, including both those for which the cost is borne by United pursuant to Section 3.4(a)(x), and those that occur within Contractor’s normal aircraft and facility refurbishment program.

(c)Contractor shall acquire the Covered Aircraft with such equipment and hardware as available from Embraer and selected by United, including an ARINC aircraft communications addressing and reporting system and ACARS-based equipment. Contractor shall acquire at Contractor’s cost and expense any software associated with the ARINC communications addressing and reporting system and ACARS based equipment, in each case, reasonably selected by United to provide such operational information as United shall direct. Any upgrade of equipment or hardware associated with ARINC or ACARS occurring after the initial acquisition of the Covered Aircraft and at United’s direction shall be at United’s cost and expense.

(d)Contractor shall provide United with timely communication regarding the status of all flights. Contractor shall, at its own expense, ensure that the Covered Aircraft is equipped with the software capability of providing ACARS-based data [***] and relating to automated weight and balance procedures for each Scheduled Flight, and shall accurately and timely

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perform such automated weight and balance procedures; provided, that such software and ACARS-based equipment is capable of providing such information.

(e)Contractor shall maintain and utilize Contractor’s passenger and bag weight program approved by the FAA and existing on the Commencement Date (unless and until otherwise directed by the FAA).

(f)With respect to the initial Covered Aircraft contemplated hereunder, United shall timely inform Contractor of the required seat layouts of the Covered Aircraft (for SHARES Seat Map). Contractor shall ensure that all Scheduled Flights are capable of operating in Category 2 conditions (with respect to instrument landing systems).

(g)Contractor will use United’s standard procedures for processing and adjudicating all claims for which Contractor is responsible in an effort to avoid such matters becoming the subject of claims, litigation or an investigation by a governmental agency or authority. At either party’s request, Contractor and United will meet to discuss and review Contractor’s customer service procedures and policies and its employees’ conduct, appearance and training standards and policies.

(h)Contractor acknowledges that United may implement programs to evaluate the delivery of customer service and adherence to customer service standards established by United and Contractor hereby agrees to fully comply with all aspects of any such programs; provided, that United agrees to pay mutually agreed material incremental costs, if any, resulting from such implementation. Contractor acknowledges that pursuant to such programs United may directly observe customer service delivery and provide Contractor with findings and corrective actions. Contractor acknowledges that Contractor’s required compliance with such programs shall include without limitation (i) Contractor’s provision of certain data to United, as requested, for customer service quality evaluations and assessments by United and (ii) Contractor’s compliance with corrective actions required by United.

(i)Subject to United providing Contractor with such information, training and access to records as Contractor shall reasonably request, and subject to any other limitations imposed by aircraft type, Contractor agrees to participate in the United Cargo Program.

4.4	DOT Complaints.

Contractor agrees to accept any and all DOT-issued complaints as an air carrier for any reason or cause. Contractor agrees that any such complaint, regardless of whether the basis for such complaint is within Contractor’s control, shall be accepted as a Contractor complaint for DOT purposes. For the avoidance of doubt, no complaint recorded on a Contractor flight, inclusive of station origin and destination, will count against United’s DOT complaint rate.

4.5	DOD Approval.

Contractor must maintain Department of Defense air carrier approval per 32 CFR Part 861 and agrees to notify United immediately if changes to such status occur.

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4.6	Aircraft Movement.

Contractor agrees to provide aircraft movement (towing teams) at all Applicable Airports

(i) due to circumstances relating to Contractor’s IT systems, maintenance, flight crew or movement of overnight aircraft to or from remote hangar locations or (ii) required to accommodate United’s flight schedule. For so long as Contractor provides ground handling services under a separate ground handling contract at SFO, DEN or LAX, United agrees to provide aircraft movement (towing teams) at each such airport for movement of Covered Aircraft other than for circumstances relating to Contractor’s IT systems, maintenance, flight crew or movement of overnight aircraft to or from remote hangar locations. For the avoidance of doubt, if Contractor no longer provides ground handling services at SFO, DEN or LAX, then Contractor shall be obligated, and United shall not be obligated, to provide aircraft movement (towing teams) at each such airport due to circumstances relating to Contractor’s IT systems, maintenance, flight crew or movement of overnight aircraft to or from remote hangar locations or as otherwise required to accommodate United’s flight schedule; provided that, in such case, United and Contractor agree to meet and discuss aircraft movements in excess of the number that would be expected based on United’s flight schedule in circumstances where no gating or facility layout constraints exist, and United agrees to make mutually agreed payments to Contractor for such excess towing.

4.7	Incidents or Accidents.

Contractor shall promptly notify United of all irregularities involving a Scheduled Flight or Covered Aircraft operated by Contractor, including, without limitation, aircraft accidents and incidents, which result in any damage to persons and/or property or may otherwise result in a complaint or claim by passengers or an investigation by a governmental agency or authority. Contractor shall furnish to United as much detail as practicable concerning such irregularities and shall cooperate with United at Contractor’s own expense in any appropriate investigation.

4.8	Emergency Response.

Contractor shall adopt United’s Emergency Response Plan for aircraft accidents or incidents and shall be responsible for United’s direct costs resulting from Contractor’s participation in such plan. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United will have the right, but not the obligation, exercised in United’s sole discretion, to manage in coordination with Contractor the emergency response efforts on behalf of Contractor with full cooperation from Contractor; provided that, in all events, Contractor shall manage in coordination with United the initial response and on scene investigation.

4.9	Safety Matters.

In the event of a reasonable safety concern, United shall have the right, at its own cost, to inspect, review, and observe Contractor’s operations of Scheduled Flights. Notwithstanding the conduct or absence of any such review, Contractor is and shall remain solely responsible for the safe operation of its aircraft and the safe provision of Regional Airline Services, including all Scheduled Flights, in each case in accordance with the standards, agreements, representations

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and warranties set forth in Exhibit N. Contractor represents and warrants that it has successfully undergone an IATA Operational Safety Audit (“IOSA”). Contractor hereby covenants (i) to comply and maintain compliance with the requirements of such audits within the timeframe required by IATA and (ii) maintain its membership in the IOSA registry; provided that United shall pay its pro-rata portion of all audit costs incurred by Contractor with respect to the foregoing, such proration to be determined by the proportion of (x) the number of available seat miles attributable to all Scheduled Flights during the prior twelve (12) month period to (y) the sum of the number of available seat miles attributable to Contractor’s provision of regional airline services to all mainline carriers and the number of available seat miles attributable to Contractor’s own pro-rate flying operations during such twelve (12) month period. Any failure to maintain compliance shall immediately be brought to United’s attention along with corrective actions taken or a corrective action plan. Although the IOSA is to be completed biennially, United in its sole discretion may require, and Contractor shall comply with, additional safety review audits, at United’s cost and expense. Nothing in Exhibit N, this Section 4.9, or otherwise in this Agreement is intended or shall be interpreted to make United responsible for such safety matters.

4.10	Facilities.

(a)	Lease, Use and Modification of Airport Facilities.

(i)

United and Contractor agree that the use by Contractor of all Terminal Facilities at all Applicable Airports for the provision of Contractor Services shall be at the direction of United. In furtherance of this Section 4.10(a)(i), from time to time, and notwithstanding the execution of any license, lease, sublease or other agreement pursuant to this Section 4.10, at the request and direction of United and subject to Section 4.10(a)(ii), Contractor shall take the following actions, in each case as and when directed by United:

(A)

use its commercially reasonable efforts to enter into a lease, sublease or other appropriate agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Terminal Facilities used or to be used in connection with the provision of Contractor Services;

(B)

use its commercially reasonable efforts to amend, modify or terminate any agreement with any Airport Authority at any Applicable Airport for the lease, sublease or use of any Contractor Terminal Facilities;

(C)

use its commercially reasonable efforts to obtain the consent of any relevant Airport Authority at any Applicable Airport for the Transfer to United or its designee of any lease, sublease or other agreement in respect of any Contractor Terminal Facility, or for

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the right of United or its designee to use any Contractor Terminal Facility;

(D)	enter into a mutually agreed sublease for the sublease to United or its designee of Contractor’s interest in any Contractor Terminal Facility;

(E)

enter into an assignment substantially in the form of Exhibit O hereto (or as otherwise agreed) for the assignment to United or its designee of Contractor’s interest in any Contractor Terminal Facility;

(F)

enter into a sublease or license based on United’s standard form, with such changes as are mutually agreeable to the parties, in regard to the use of any Terminal Facility owned, leased or otherwise controlled by United and used or to be used in connection with the provision of Contractor Services;

(G)

enter into an assignment substantially in the form of Exhibit O hereto (or as otherwise agreed) for the assignment to Contractor of United’s interest in any Terminal Facility used or to be used in connection with the provision of Contractor Services;

(H)

in each case as and when directed in writing by United, (a) Contractor shall become, if such carrier is not already, a signatory carrier at any of the following locations: CLE, DEN, EWR, IAD, IAH, LAX, ORD, and SFO; provided, however, that with regard to this clause (a), if (i) United directs Contractor to become a signatory at any such airport and (ii) there are any direct costs required by such airport to become a signatory carrier, then United agrees to pay such direct costs that are required by the airport to become a signatory carrier, and (b) Contractor shall vote, as directed in writing by United, on any matters submitted to carriers for a vote if such matters concern, or may result in, any costs, direct or indirect, to be paid for and/or reimbursed by United at any of the following locations: CLE, DEN, EWR, IAD, IAH, LAX, ORD, and SFO; provided, however, that with regard to this clause (b), if a matter would result in a direct increase in rates and charges, or a new rate or charge, as imposed by the airport for Contractor during the Term and such increase or new rate or charge is not paid for and/or reimbursed by United as required under a written agreement, or United does not otherwise agree at such time to pay for or reimburse such rate or charge when due, then this clause (b) will not apply to such matter; and

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(I)	take any other action reasonably requested by United in furtherance of this Section 4.10(a)(i).

For the avoidance of doubt, United’s direction to Contractor with respect to the foregoing actions shall extend to the action itself (e.g., use commercially reasonable efforts to enter into an agreement) as well as to the substance underlying the action (e.g., directions as to the terms and conditions of such agreement).

(ii)

The licenses, assignments and subleases to be entered into pursuant to Section 4.10(a)(i) shall be subject to the rights of the Applicable Airports in such Terminal Facilities and to the receipt of all necessary consents from Airport Authorities and other third parties to such sublease or assignment.

(iii)

Each of Contractor and United shall pay for all landing fees for its respective flights at all Applicable Airports, and to the extent that the other party is obligated to make such payments under any applicable lease or other agreement, the first party hereby indemnifies and agrees to hold harmless the other party for all such amounts. The foregoing does not limit United’s obligation under Section 3.6(b)(iii)(A)(4). Contractor agrees that any landing fee credits given to Contractor in respect of Scheduled Flights or other flights involving the Covered Aircraft as are permitted hereunder, shall be for the account of United (and if any such credits are applied by Contractor to the payment of any landing fees applicable to flights other than Scheduled Flights or other flights involving the Covered Aircraft as are permitted hereunder, Contractor shall pay the amount of any such credits to United).

(iv)

Contractor shall perform in a timely manner all obligations under all leases, subleases and other agreements to which Contractor is or becomes a party for the use of Terminal Facilities, including without limitation making in a timely manner all payments of rent and other amounts due under such agreement, and shall use commercially reasonable efforts to keep such agreements in effect (or to promptly renew or extend such agreements on substantially similar terms as directed by United). Contractor shall adhere to United’s space standards with respect to all Terminal Facilities.

(v)

Contractor shall obtain the written consent of United prior to entering into an agreement to lease, sublease, assign, dispose of or otherwise transfer (each, a “Transfer”) or any other agreement for the use or modification of, or otherwise relating to, any Contractor Terminal Facilities (or other airport facilities which would become Contractor Terminal Facilities), or amending or modifying in any manner any such agreement, or consenting to any of the same. Any purported Transfer of any interest in a Contractor

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Terminal Facility in violation of this Section 4.10 shall be void ab initio, and any rent or other amounts payable under any such Transfer or other agreement shall not be considered a Pass-Through Cost for purposes of this Agreement, and Contractor shall be obligated to follow United’s direction with respect to the disposition of such Transfer or other agreement.

(vi)

Contractor shall give United at least [***] days’ prior written notice before ceasing to use any Contractor Terminal Facilities; provided, that no such notice shall be required where such use is ceasing because United has informed Contractor that no Scheduled Flights will be scheduled in or out of such location.

(b)Exclusivity. Each Terminal Facility used by Contractor for the provision of Regional Airline Services shall be used by Contractor exclusively for the provision of Contractor Services, and may not be used by Contractor in connection with any other flights, including any flights using any aircraft that is not a Covered Aircraft, or for any other purpose, without United’s prior written approval; provided that the foregoing limitation shall not apply to:

(i)	baggage claim and other similar facilities that are leased or otherwise made available to all air carriers at such airport on a common-use or joint- use basis; or

(ii)

any facilities that are properly required by an Airport Authority to be made available for use by others in accordance with any applicable agreement that is in place as of the date hereof or has been approved by United under Section 4.10(a)(v).

Each Contractor Terminal Facility that is not a Passenger-Related Terminal Facility used for the provision of Contractor Services, and each other facility used by Contractor for the provision of Contractor Services, may be used by Contractor in connection with other flights or for other purposes; provided, that Contractor shall use such facilities for the provision of Contractor Services in priority to any such other use, and any such other use of such facilities shall be subordinate to Contractor’s use for the provision of Contractor Services.

(c)United shall provide Contractor with adequate crew and line maintenance space at Terminal Facilities at Hub Airports for the performance by Contractor of Contractor Services, in all cases, within United’s space standards as consistently applied to all of United’s regional operations.

4.11	Codeshare Terms.

Contractor agrees to operate all Scheduled Flights using the United flight codes and flight numbers assigned by United, or such other flight codes and flight numbers as may be assigned

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by United (to accommodate, for example, a United alliance partner), and otherwise under the codeshare terms set forth in Exhibit B.

4.12	Fuel Procurement and Fuel Services.

(a)The parties will cooperate in identifying (i) fuel savings opportunities, (ii) providers of aircraft fuel and (iii) providers of Fuel Services. Contractor shall enter into agreements with any such providers as shall be directed by United. Contractor shall use its best efforts to document Fuel Services agreements using substantially the form attached hereto as Exhibit D (which form may be replaced, amended, or otherwise modified by United from time to time). Contractor shall provide any data or analysis of its fuel procurement and Fuel Services as reasonably requested by United.

(b)Notwithstanding the foregoing, United, by or through its subsidiaries, agents, or affiliates, shall have the option (but shall not have any obligation) in its sole discretion (i) to procure or arrange for the procurement of fuel and/or (ii) procure or arrange for the procurement of Fuel Services for or on behalf of Contractor.

(c)If United elects to procure, or arrange for the procurement of, fuel for or on behalf of Contractor pursuant to clause (i) of Section 4.12(b) above, then the costs of such procurement, or such arranging for procurement, as applicable (in each case including without limitation the cost of procuring the aircraft fuel) shall be incurred directly by United, pursuant to Section 3.4(a)(iv). If United does not so elect, then Contractor shall procure, or arrange for the procurement of fuel, and such costs shall be incurred directly by Contractor and reconciled pursuant to Section 3.6(b)(iii)(A)(7).

(d)If United elects to procure, or arrange for the procurement of, Fuel Services for or on behalf of Contractor pursuant to clause (ii) of Section 4.12(b) above, then the costs of such procurement, or such arranging for procurement, as applicable shall be incurred directly by United pursuant to Section 3.4(a)(iv). If United does not so elect, then Contractor shall procure, or arrange for the procurement of Fuel Services, and such costs shall be incurred directly by Contractor and reconciled pursuant to Section 3.6(b)(iii)(A)(7).

(e)United and Contractor acknowledge and agree that any fuel provided to Contractor pursuant to an agreement between United and a fuel supplier is provided “as is” and without warranty of any kind, including without limitation the warranties of merchantability and fitness for a particular purpose, by, through or under United, and that no warranties by, through or under United shall be implied by law.

(f)United and Contractor acknowledge and agree that any aircraft fuel procured, or arranged for procurement, for on behalf of Contractor by United shall not be deemed to have been procured, purchased or otherwise acquired for on behalf of Contractor, and Contractor shall in no event have any claim to or interest in, any fuel procured by United or its agents, unless and until such fuel is delivered into a Covered Aircraft, except as otherwise may be provided in a Fuel Services agreement, if any, between United and Contractor.

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4.13	Slots and Route Authorities.

At the request of United made during the Term or upon termination of this Agreement, Contractor shall use its commercially reasonable efforts to transfer to United or its designee, to the extent permitted by law, any airport takeoff or landing slots, route authorities or other similar regulatory authorizations transferred to Contractor by United for use in connection with Scheduled Flights, or held by Contractor and used for Scheduled Flights, in consideration of the payment to Contractor of the [***]. Contractor’s obligations pursuant to the immediately preceding sentence shall survive the termination of this Agreement for so long as any transfer requested pursuant to this Section 4.13 shall not have been completed. Contractor hereby agrees that all of Contractor’s contacts or communications with any applicable regulatory authority concerning any airport takeoff or landing slots, route authorities or other similar regulatory authorizations used for Scheduled Flights will be coordinated through United. If any airport takeoff or landing slot, route authority or other similar regulatory authorization transferred to Contractor by United for use in connection with Scheduled Flights, or held by Contractor and used for Scheduled Flights is withdrawn or otherwise forfeited as a result of Controllable Cancellations or any other reason within Contractor’s reasonable control, then Contractor agrees to pay to United promptly upon demand an amount equal to the [***].

4.14	Use of United Express Operations.

Contractor shall not be restricted under this Agreement from operating any flights on behalf of any other codeshare partner with whom Contractor has a codeshare, capacity purchase, marketing, pro rate or similar agreement as of the date hereof. [***]. Contractor represents and warrants to United that, as of the Effective Date, it has codeshare, capacity purchase, marketing, pro rate or similar agreements with only the following carriers: American Airlines, Inc., Delta Air Lines, Inc., Alaska Airlines, Inc., US Airways, Inc., and United.

4.15	Use of United Marks.

United hereby grants to Contractor the right to and a personal, non-exclusive, non- transferable, non-sublicenseable, fully paid-up, and royalty-free license to use the United Marks and other Identification as provided in, and Contractor shall use the United Marks and other Identification in accordance with the terms and conditions of, Exhibit E.

4.16	Use of Contractor Marks.

Contractor hereby grants to United the right to and a personal, non-exclusive, non- transferable, non-sublicenseable, fully paid-up, and royalty-free license to use the Contractor Marks as provided in, and United shall use the Contractor Marks in accordance with the terms and conditions of, Exhibit F.

4.17	Catering Standards.

(a)United and Contractor shall comply with the catering requirements set forth on Exhibit G hereto. The parties agree that, in the event of a conflict between the provisions of

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Exhibit G and any ground handling agreement with Contractor, the provisions of Exhibit G shall control as it applies to Regional Airline Services.

(b)Sales of Alcoholic Beverage Products. Contractor agrees that it shall comply with all applicable federal, state, and local laws, rules and regulations and Contractor, based upon its activities occurring at a given location, shall obtain and maintain all necessary permits, certifications and licenses necessary for the conduct of its operations relating to the purchase, sale, distribution, storage, or service of any Alcoholic Beverage Product by Contractor. Contractor also agrees to comply with the Alcoholic Beverage Handling Procedures as outlined in Exhibit G hereto.

4.18[***]

4.19Environmental.

(a)	Definitions.

(i)

The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, including airport or United rules, regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and overflight. As referenced herein, “United rules” shall be such rules, regulations and policies as have been provided by United to Contractor prior to the Effective Date, as such rules may be updated by United from time to time; provided that such United rules, as updated, shall be applicable to all United Express Operations.

(ii)

The term “Hazardous Materials” means any substances, whether solid, liquid or gaseous, which are listed and/or regulated as hazardous, toxic, or similar terminology under any Environmental Laws or which otherwise cause or pose threat or hazard to human health, safety or the environment, including, but not limited to, petroleum and petroleum products.

(b)	Contractor Obligations.

(i)

Contractor shall conduct its operations in a prudent manner, taking commercially reasonable preventative measures to avoid liabilities under any Environmental Laws or harm to human health or the environment, including, without limitation, measures to prevent unpermitted releases of Hazardous Materials to the environment, adverse environmental impacts to on-site or off-site properties and the creation of any public nuisance. If,

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in the course of conducting services under this Agreement, Contractor encounters adverse environmental conditions that could reasonably be expected to give rise to liability for United or Contractor under any Environmental Laws or which otherwise could reasonably be expected to result in harm to human health or the environment, Contractor shall promptly notify United of such conditions.

(ii)

Contractor shall, at its own expense, conduct its operations in compliance with applicable Environmental Laws, including obtaining any needed government or applicable airport authority permits or authorizations for Contractor’s operations. If United provides any information, instruction, or materials to Contractor relating to its obligations under any Environmental Laws, Contractor agrees that this shall not in any way relieve Contractor of its obligation to comply with Environmental Laws. Contractor further agrees that it shall otherwise preserve the proprietary nature of any such information that is identified by United as proprietary and confidential and shall use its commercially reasonable efforts to ensure that the information is not disclosed to any third parties without first obtaining the written consent of United.

(iii)

Contractor shall use its commercially reasonable efforts to perform its services under this Agreement so as to minimize the unnecessary generation of waste materials, including consideration of source reduction and re-use or recycling options, and coordination with United on a cabin service recycling program. If requested by United, Contractor shall replace specific products used in its operations with less toxic products, as long as there is concurrence between Contractor and United as to the relative toxicity of the two products, and a reasonable replacement is available at a similar cost, or if the product is not at a similar cost, provide United the option to agree to pay the difference. If requested by United, Contractor shall take reasonable efforts to provide quantitative data on materials recycled and waste disposed to facilitate coordination and enhancement of cabin service recycling where feasible. Contractor shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws, with Contractor assuming responsibility as the legal generator of such wastes; provided, however, this provision does not apply should United or another vendor of United be the entity who has, in fact, independently generated the wastes, in which case, United shall ensure that any waste materials generated in connection with the services performed by Contractor under this Agreement are managed in accordance with all applicable Environmental Laws.

(iv)

For any leased areas or other equipment that are jointly used or operated by both Contractor and United (and/or other United contractors), each of United and Contractor shall use its respective commercially reasonable

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efforts to coordinate its activities (and, the activities of any contractor of such party) with the other party to ensure compliance with applicable Environmental Laws.

(v)

Except for de minimis amounts of Hazardous Materials which are promptly and fully remediated to pre-existing conditions, Contractor shall promptly notify United of any spills or leaks of Hazardous Materials attributable to Contractor and arising out of Contractor’s provision of services under this Agreement, and, if requested, shall provide copies to United of any written reports provided to any governmental agencies and airport authorities under any Environmental Laws regarding same. Contractor shall promptly undertake all reasonable commercial actions to remediate any such spills or leaks to the extent Contractor is required to do so by applicable Environmental Laws, by the relevant airport authority, or in order to comply with a lease obligation. In the event that Contractor fails to fulfill its remediation obligations under this paragraph and United may otherwise be prejudiced or adversely affected (such as involving United leased property), United may undertake such actions as are reasonable at the cost and expense of Contractor, but only after notifying Contractor in writing of its intention to take such actions. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vi)

Contractor shall promptly provide United with written copies of any notices of violation issued or other claims from a third party asserted pursuant to Environmental Laws or associated with a potential release of Hazardous Materials and related to or associated with the provision of services by Contractor under this Agreement. Contractor shall promptly undertake all actions necessary to resolve such matters that are attributable to Contractor, including, without limitation, the payment of fines and penalties, and promptly addressing any noncompliance identified; provided, however, that Contractor may contest any notice of violation or other alleged violation and defend any claim that it believes is untrue, improper or invalid. In the event that Contractor fails to fulfill its obligations under this paragraph and United may otherwise be prejudiced or adversely affected, United may undertake such actions as are reasonable or legally required at the cost and expense of Contractor, but only after notifying Contractor in writing of its intention to take such actions. Such costs and expenses shall be promptly paid upon Contractor’s receipt of a written request for reimbursement for them by United.

(vii)

If requested by United, Contractor shall conduct a review and provide information to United regarding Contractor’s compliance with the requirements of this Section 4.19. This review may include the completion of an environmental compliance audit of Contractor’s activities or an

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environmental site assessment, each subject to a work plan approved by United. United shall be responsible for the costs of any such audit or site assessment, unless such audit or assessment reveals a material violation of Contractor’s obligations under this Section 4.19, in which case Contractor shall be responsible for the costs of such audit or assessment. Contractor shall provide United with a summary of the results of this audit, provide United an opportunity to review any report generated in connection with such an audit, and will promptly use its commercially reasonable efforts to address any noncompliance or liability identified.

(viii)

In the event that Contractor Services include providing bulk (nonbottled) potable water for crew or passenger consumption, Contractor shall ensure compliance with the Aircraft Drinking Water Regulation, FDA requirements, and other similar applicable laws (collectively, the “Drinking Water Requirements”), including without limitation using its commercially reasonable efforts to ensure all water handling equipment is properly and regularly disinfected and kept in sanitary condition. If Contractor relies upon another contractor to load water onto its aircraft or to maintain water handling equipment, it shall inquire with such contractors to ensure they meet these Drinking Water Requirements as well. Contractor shall immediately notify United if it becomes aware of practices or conditions that may reasonably be expected to negatively impact potable water quality, regardless of the provider or the source of such potable water (including whether such source is an airport, ground handler or aircraft water system). If United provides such water, United shall ensure that such water, when provided, is in compliance with Drinking Water Requirements.

(ix)

Contractor shall maintain records relating to its compliance with Environmental Laws under this Agreement for the [***] such period of time as is required by Environmental Laws. Contractor shall, at the request of United and with reasonable advance notice, provide United with reasonable access to Contractor’s operations, documents, and employees for the sole purpose of allowing United to assess Contractor’s compliance with its obligations with this Section 4.19, including responding to reasonable information requests. Nevertheless, United shall not disclose or report its findings and conclusions of any such assessment to any third party without the prior written consent of Contractor, such consent not to be unreasonably withheld in light of the circumstances; provided, that United shall be entitled to make such disclosures as are required by law, stock exchange regulation or applicable lease agreement, in which case United shall provide Contractor with advance notice of such disclosure to the extent practicable.

(x)	Upon the termination of operations at a space used to support the provision of Contractor Services under this Agreement, Contractor shall

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use its commercially reasonable efforts to ensure the removal and proper management of any and all Hazardous Materials associated with Contractor’s operations (including its subcontractors) and will comply with any other applicable Environmental Laws applicable to the provision of Contractor Services.

(xi)

Contractor has reviewed United’s Environmental Commitment Statement (found at www.united.com/ecoskies) and agrees to reasonably cooperate with United in meeting these commitments in effect as of the date hereof and in responding to reasonable information requests.

(xii)

All notices to be provided by Contractor to United under this Section 4.19 shall be provided as indicated in Section 11.2 of this Agreement, with a copy to Managing Director–Environmental Affairs, United Airlines, Inc., 233 South Wacker Drive-WHQSE, Chicago, IL 60606.

4.20	[***]

4.21	Ground Handling.

(a)United or United’s designee (for the purposes of this Section 4.21(a), references to United shall be interpreted to include United’s designee, as applicable) shall be responsible for all Ground Handling Services at all cities identified from time to time by United to which Contractor shall provide Regional Airline Services. To effect the performance of the Ground Handling Services, United at its sole option and in its sole discretion may from time to time (i) perform all Ground Handling Services directly, (ii) contract with Contractor pursuant to a separate ground handling agreement, or (iii) sub-contract with an affiliate of United or a third party vendor, or any combination of any of the foregoing.

(b)Contractor shall use commercially reasonable efforts to cooperate with any provider of Ground Handling Services in order to facilitate efficient, cost effective, and safe operations and to ensure compliance with all applicable laws. United, at United’s cost and expense, shall provide all necessary training (including cargo training) to enable United (or United’s designee) to provide all ground handling and related services with respect to the operation of the Covered Aircraft for Scheduled Flights; provided that Contractor at its cost and expense shall provide all necessary training for the personnel who are responsible for training ground handling personnel who, in turn, are responsible for aircraft handling (i.e. “train the trainers”).

(c)In connection with Contractor’s provision of Contractor Services to United under this Agreement, Contractor shall adopt and comply with, and shall cause its employees to adopt and comply with, and shall be responsible for United’s direct costs resulting from Contractor’s compliance with, all applicable procedures, including without limitation training procedures, as required by United’s provision of Ground Handling Services as provided in Section 4.21(a) above.

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4.22	IT Requirements.

Contractor shall comply with the IT Requirements, as set forth on Exhibit I.

4.23	Maintenance Right to Bid.

Prior to Contractor engaging a third party for any maintenance, repair or overhaul with respect to a Covered Aircraft (including without limitation any structural repair and any emergency or unplanned repair or maintenance of a Covered Aircraft), in each case which maintenance, repair or overhaul primarily relates to one or more Components, Contractor shall offer United an opportunity to bid in respect of such work. If United bids in respect of such work and is not awarded such work by Contractor, then at United’s request Contractor shall meet with United within [***] days to discuss the reasons for which United was not awarded such work.

ARTICLE V

CERTAIN RIGHTS OF UNITED

5.1	Use of Covered Aircraft.

Contractor agrees that, except as expressly permitted hereby or as otherwise directed in writing by United, the Covered Aircraft may be used only to provide Regional Airline Services. Without the written consent of United, the Covered Aircraft may not be used by Contractor for any other purpose, including without limitation flying for any other airline or on Contractor’s own behalf. In addition, with respect to any Engine, Contractor shall not discriminate against United with respect to Contractor’s operation, use or maintenance of such Engine (x) as compared to other similar engines in Contractor’s fleet, or (y) in the provision of Regional Airline Services as compared to Contractor’s operations for other airlines or for its own use.

5.2	Change of Control

Upon the occurrence of a Change of Control without the prior written consent of United, then the provisions of Section 8.2(a) shall apply. Notwithstanding the foregoing, a “Change of Control” shall not include any merger of Contractor with or into any direct or indirect wholly owned Subsidiary of Parent or Parent, regardless of whether Contractor, such Subsidiary or Parent is the surviving entity; provided, that if any such Subsidiary is not a direct Subsidiary of Parent, then each Subsidiary in the chain of ownership between Parent and Contractor’s successor shall be directly or indirectly wholly-owned by Parent and shall have executed a guarantee in the form of Exhibit K concurrently with such merger; and provided further that such successor to Contractor shall have assumed all of Contractor’s obligations arising under this Agreement, whether by operation of law or otherwise.

5.3	Limitations on Transfers of Interest.

The provisions of Section 8.2(a) shall apply upon the occurrence of any offer, issuance, delivery, distribution, assignment, pledge, grant, sale or other transfer of the capital stock or other equity interest of Contractor if as a result of which neither of the following circumstances

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exists: (x) Contractor is a direct wholly-owned subsidiary of Parent or (y) Contractor is both (A) an indirect wholly-owned subsidiary of Parent and (B) the direct or indirect wholly-owned subsidiary only of other direct or indirect wholly-owned subsidiaries of Parent, each of which has executed a guarantee in the form of Exhibit K (any such occurrence, a “Prohibited Transfer”). Notwithstanding the foregoing, a “Prohibited Transfer” shall not include any merger of Contractor so long as the successor to Contractor meets at least one of the circumstances describing Contractor in clauses (x) and (y) above and such successor to Contractor shall have assumed all of Contractor’s obligations arising under this Agreement, whether by operation of law or otherwise.

5.4	[***]

ARTICLE VI

INSURANCE

6.1	Minimum Insurance Coverages.

During the Term, in addition to any insurance required to be maintained by Contractor pursuant to the terms of any aircraft lease, or by any applicable governmental or airport authority, Contractor shall maintain, or cause to be maintained, in full force and effect policies of insurance with insurers of recognized reputation and responsibility, in each case to the extent available on a commercially reasonable basis, as follows:

(a)Comprehensive aircraft hull and liability insurance, including aircraft third party, passenger liability (including passengers’ baggage and personal effects), cargo and mail legal liability, personal injury and all-risk ground and flight physical damage, with a combined single limit of not less than [***] per occurrence and a minimum limit in respect of personal injury for non-passengers of [***] per occurrence and in the aggregate, and hull and liability war risk and other perils insurance with a combined single limit no less than [***] per occurrence; provided, that with respect to war risk insurance acquired from the United States government, the commercial general liability coverage (crew and passengers) of such policy may have such lower combined single limit as is the maximum limit issued by the government from time to time;

(b)Workers’ compensation at statutory limits and employer’s liability with a limit of not less than [***];

(c)Automobile liability covering all owned, non-owned, leased and hired automobiles, trucks and trailers in an amount not less than [***] combined single limit per occurrence; and

(d)All risk property insurance at replacement cost, including flood, and earthquake if located in an earthquake zone, and placed with commercially reasonable deductibles prudent for a business organization of Contractor’s size and nature, under the insurance market conditions in effect at the time of placement. United shall be named as a loss payee, as their interests may appear.

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United shall retain the right at any time to review the coverage, form, and amount of the insurance required hereby. If, in the reasonable opinion of United, the insurance provisions in this Agreement do not provide adequate protection for United and/or the aviation operations of Contractor associated with the Covered Aircraft, United may require Contractor to obtain insurance sufficient in coverage, form, and amount to provide adequate protection for a business organization of Contractor’s size and nature; provided, that such insurance is materially similar to insurance then held by regional airlines similarly situated with Contractor. United’s requirement shall be commercially reasonable but shall be designed to assure protection from and against the kind and extent of risk which exists at the time a change in insurance is required (provided such protection is available on commercially reasonable terms). Contractor agrees to obtain such insurance at the annual renewal of Contractor’s policy.

6.2	Endorsements.

Contractor shall cause the policies described in Section 6.1 to be duly and properly endorsed by Contractor’s insurance underwriters with respect to Contractor’s flights and operations as follows:

(a)To provide that the underwriters shall waive subrogation rights against United, its affiliates, directors, officers, agents, employees and other authorized representatives;

(b)To provide that United, UCH, and their respective directors, officers, agents, employees and other authorized representatives shall be endorsed as additional insured parties as respects operations of the named insured and liability coverage (other than as to workers compensation, employers liability and property insurance);

(c)To provide that insurance shall be primary to and without right of contribution from any other insurance which may be available to the additional insureds;

(d)To include a breach of warranty provision in favor of the additional insureds;

(e)To accept and insure Contractor’s hold harmless and indemnity undertakings set forth in this Agreement, but only to the extent of the coverage afforded by the policy or policies; and

(f)To provide that such policies shall not be canceled, terminated or adversely materially altered, changed or amended until thirty (30) days (but seven (7) days or such lesser period as may be available in respect of hull, war and other perils) after written notice shall have been sent to United.

6.3	Evidence of Insurance Coverage.

At the commencement of this Agreement, and upon each renewal, Contractor shall furnish to United evidence reasonably satisfactory to United of such insurance coverage and endorsements, including certificates certifying that such insurance and endorsements are in full force and effect. If Contractor fails to acquire or maintain insurance as herein provided, United may at its option secure such insurance on Contractor’s behalf at Contractor’s expense.

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ARTICLE VII

INDEMNIFICATION

7.1	Contractor Indemnification of United.

Contractor shall be liable for and hereby agrees to fully defend, release, discharge, indemnify and hold harmless United, UCH, and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from United, UCH or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses involving

(i) death or injury (including claims of emotional distress and other non-physical injury by passengers) to any person, including without limitation any of Contractor’s or United’s directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights), including any loss of use of such property, or (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to (w) any act or omission by Contractor or any of its directors, officers, employees or agents relating to the provision of Contractor Services, (x) the performance, improper performance, non-performance or breach of any and all obligations to be undertaken by Contractor or any of its directors, officers, employees or agents pursuant to this Agreement or any Ancillary Agreement, or (y) the operation, non-operation, or improper operation of the Covered Aircraft or Contractor’s equipment or facilities at any location, in each case excluding only claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses (A) to the extent resulting from the negligence or willful misconduct of United, UCH or their respective directors, officers, employees or agents (other than negligence or willful misconduct imputed to such indemnified person by reason of its interest in a Covered Aircraft), (B) for which United is obligated to indemnify or otherwise reimburse Contractor pursuant to this Agreement or any Ancillary Agreement, (C) directly caused by a breach by United of this Agreement or any Ancillary Agreement or (D) to the extent resulting from the act or omission of any ground handler, fuel supplier or servicer or caterer engaged by United and not by Contractor hereunder.

7.2	United Indemnification of Contractor.

United shall be liable for and hereby agrees to fully defend, release, discharge, indemnify, and hold harmless Contractor, Parent, and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses of any kind, character or nature whatsoever, including reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to, or recoverable from Contractor, Parent or their respective directors, officers, employees or agents, including but not limited to, any such losses, costs and expenses involving (i) death or injury (including claims of emotional distress and other non-

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physical injury by passengers) to any person, including without limitation any of Contractor’s or United’s directors, officers, employees or agents, (ii) loss of, damage to, or destruction of property (including real, tangible and intangible property, and specifically including regulatory property such as route authorities, slots and other landing rights) including any loss of use of such property, or (iii) damages due to delays in any manner, in each case arising out of, connected with, or attributable to, (x) the performance, improper performance, nonperformance or breach of any and all obligations to be undertaken by United or any of its directors, officers, employees or agents pursuant to this Agreement, or (y) the operation, non-operation or improper operation of United’s aircraft, equipment or facilities (excluding, for the avoidance of doubt, Covered Aircraft and any equipment or facilities leased or subleased by United to Contractor or otherwise used by Contractor for the provision of Contractor Services to United) at any location, in each case excluding only claims, demands, damages, liabilities, suits judgments, actions, causes of action, losses, fines, penalties, costs and expenses (A) to the extent resulting from the negligence or willful misconduct of Contractor, Parent or their respective directors, officers, employees or agents, (B) for which Contractor is obligated to indemnify or otherwise reimburse United pursuant to this Agreement or any Ancillary Agreement, (C) directly caused by a breach by Contractor of this Agreement or any Ancillary Agreement, or (D) to the extent resulting from acts or omissions of any ground handler, fuel supplier or servicer, or caterer (including without limitation, for purposes of this clause (D), United and its affiliates where any of them is acting in the capacity as a ground handler pursuant to this Agreement); provided that if United or any of its affiliates is acting directly in the capacity of a ground handler pursuant to this Agreement, then unless superseded by another agreement between United or such affiliate, on the one hand, and Contractor, on the other, the indemnity provisions set forth in Exhibit R shall govern the indemnification obligations of United or such affiliate to Contractor, its directors, officers, employees and agents with respect to the actions of United or such affiliate in its capacity as ground handler.

7.3	Indemnification Claims.

A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim or other claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof, and in any event shall not relieve such Indemnifying Party from any liability which it may have otherwise than on account of this Article VII. With respect to third party claims, the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that the Indemnified Party’s prior written consent (which may not be unreasonably withheld or delayed) must be obtained prior to settling any such third party claim. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim.

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Except as set forth in this Section 7.3, the Indemnified Party shall not enter into any settlement or other compromise or consent to a judgment with respect to a third party claim as to which the Indemnifying Party has an indemnity obligation hereunder without the prior written consent of the Indemnifying Party (which may not be unreasonably withheld or delayed), and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within [***] of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party. With respect to all other claims, the Indemnifying Party shall promptly make payment of such claim upon receipt of reasonably sufficient evidence supporting such claim; provided, that if the Indemnifying Party in good faith disputes all or part of its obligation to indemnify the Indemnified Party hereunder or the amount involved, the senior management of each party shall meet to discuss and attempt to resolve such dispute between the parties and, if such dispute is not resolved within [***] days of such claim being made, then the parties may pursue other remedies.

7.4	Employer’s Liability; Independent Contractors; Waiver of Control.

(a)Employer’s Liability and Workers’ Compensation. Each party, with respect to its own employees, accepts full and exclusive liability for the payment of workers’ compensation premiums and employer’s liability insurance premiums with respect to such employees, and for the payment of all taxes, contributions or other payments for unemployment compensation or old age or retirement benefits, pensions or annuities now or hereafter imposed upon employers by the government of the United States or any other governmental body, including state, local or foreign, with respect to such employees measured by the wages, salaries, compensation or other remuneration paid to such employees, or otherwise.

(b)Employees, etc., of Contractor. The employees, agents, and independent contractors of Contractor engaged in performing any of the services Contractor is to perform pursuant to this Agreement are employees, agents, and independent contractors of Contractor for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of United. In its performance under this Agreement, Contractor will act, for all purposes, as an independent contractor and not as an agent for United. Notwithstanding the fact that Contractor has agreed to follow certain procedures, instructions and standards of service of United pursuant to this Agreement, United will have no supervisory power or control over any employees, agents or independent contractors engaged by Contractor in connection with its performance hereunder, and all complaints or requested changes in procedures made by United

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will, in all events, be transmitted by United to Contractor’s designated representative. Nothing contained in this Agreement shall be construed as joint employment or is intended to limit or condition Contractor’s control over its operations or the conduct of its business as an air carrier.

(c)Employees, etc., of United. The employees, agents, and independent contractors of United engaged in performing any of the services United is to perform pursuant to this Agreement are employees, agents, and independent contractors of United for all purposes, and under no circumstances will be deemed to be employees, agents, or independent contractors of Contractor. Contractor will have no supervision or control over any such United employees, agents and independent contractors and any complaint or requested change in procedure made by Contractor will be transmitted by Contractor to United’s designated representative. In its performance under this Agreement, United will act, for all purposes, as an independent contractor and not as an agent for Contractor.

(d)Contractor Flights. The fact that Contractor’s operations are conducted under United’s Marks and listed under the UA designator code will not affect their status as flights operated by Contractor for purposes of this Agreement or any other agreement between the parties, and Contractor and United agree to advise all third parties, including passengers, of this fact.

7.5	Survival.

The provisions of this Article VII shall survive the termination of this Agreement.

ARTICLE VIII

TERM, TERMINATION AND DISPOSITION OF AIRCRAFT

8.1	Term.

This Agreement shall be effective as of the date hereof (the “Effective Date”). The Term of this Agreement shall commence on the date that the first Covered Aircraft is placed into service under the terms and conditions of this Agreement (the “Commencement Date”) and, unless earlier terminated or extended as provided herein, shall continue until the last Scheduled Exit Date for any Covered Aircraft as set forth in Schedule 1, as such date may be extended pursuant to Section 10.2 hereof (the “Term”).

8.2	Early Termination.

(a)By United for Cause. United may terminate this Agreement, immediately upon providing written notice of termination to Contractor following the occurrence of any event that constitutes Cause. Any termination pursuant to this Section 8.2(a) shall supersede any other termination pursuant to any other provision of this Agreement (even if such other right of termination shall already have been exercised), and the date of such notice of termination for Cause shall be the Termination Date for purposes of this Agreement (and such Termination Date pursuant to this Section 8.2(a) shall supersede any other Termination Date that may have been previously established pursuant to another termination). In the event that United shall not have delivered written notice of termination pursuant to this Section 8.2(a) [***] after the later of (x)

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the date United receives written notice from Contractor of the occurrence of any event that constitutes Cause, and (y) the first date on which such event is no longer continuing, then United shall be conclusively deemed to have waived any right to terminate this Agreement based upon such event; provided, that such waiver shall not apply to any subsequent or continuing event that constitutes Cause.

(b)By United for Breach. United may terminate this Agreement, by providing written notice to Contractor, upon the occurrence of a material breach of this Agreement by Contractor as described in clause (i) below which breach shall not have been cured within [***] days after notice of such breach is delivered by United to Contractor. United may terminate this Agreement, by providing written notice of termination to Contractor, upon the occurrence of any other material breach of this Agreement by Contractor, which breach shall not have been cured within [***] days after written notice of such breach is delivered by United to Contractor [***]. Any such written notice of termination delivered pursuant to the foregoing sentences shall specify the Termination Date (subject to the provisions of this Article VIII). The parties hereto agree that, without limiting the circumstances or events that may constitute a material breach, each of the following shall constitute a material breach of this Agreement by Contractor: (i) a reasonable and good faith determination by United, using recognized standards of safety, that there is a material safety concern with the operation of any Scheduled Flights, (ii) a carrier- specific grounding of more than [***] Covered Aircraft by regulatory or court order or other governmental action, (iii) a carrier-specific grounding of [***] Covered Aircraft by regulatory or court order or other governmental action, (iv) a failure to meet the terms of Section 9.1(j) hereof (other than for a Sequestration Delay), (v) a delay in placing Covered Aircraft in service resulting in the termination by United of [***] Covered Aircraft pursuant to Section 8.4(a)(i) or

(vi) the occurrence of a material breach by Contractor of any Ancillary Agreement, which breach shall not have been cured during the applicable cure period. In the event that United shall not have delivered written notice of termination pursuant to this Section 8.2(b) within [***] after the later of (x) the date United receives written notice from Contractor of the occurrence of any material breach of this Agreement by Contractor, and (y) the first date on which such material breach is no longer continuing, then United shall be conclusively deemed to have waived any right to terminate this Agreement based upon such breach; provided, that such waiver shall not apply to any subsequent or continuing breach.

(c)By Contractor for Breach. Contractor may terminate this Agreement, by providing written notice of termination to United, upon (i) the failure by United to make any two

(2) consecutive payments required by Section 3.6(c)(i), including, without limitation, any payments which become due during any Wind-Down Period, but excluding any amounts which are the subject of a good faith dispute between the parties, which failure shall not have been cured within [***] Business Days after written notice of such breach is delivered by Contractor to United or (ii) the occurrence of any other material breach of this Agreement by United, including without limitation, any breach during any Wind-Down Period, which breach shall not have been cured within [***] after written notice of such breach is delivered by Contractor to United. Such written notice of termination shall specify the Termination Date (subject to the provisions of this Article VIII). In the event that Contractor shall not have delivered written notice of termination pursuant to this Section 8.2(c) within [***] after the later of (A) the date Contractor receives written notice from United of the occurrence of any material breach of this

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Agreement by United, and (B) the first date on which such material breach is no longer continuing, then United shall be conclusively deemed to have waived any right to terminate this Agreement based upon such breach; provided, that such waiver shall not apply to any subsequent or continuing breach.

(d)By United for Breach of Other CPA. United may terminate this Agreement, by providing written notice of termination to Contractor upon the early termination by United of any other capacity purchase or similar arrangement (excluding pro rate arrangements) between United and Contractor. In addition, United may terminate this Agreement, by providing written notice of termination to Contractor, upon the early termination of any other capacity purchase or similar arrangement (excluding pro rate arrangements) between United and any affiliate of Contractor in connection with an Insolvency Event of any such Contractor affiliate. Such written notice of termination shall specify the Termination Date (subject to the provisions of this Article VIII).

(e)Survival During Wind-Down Period. Upon any termination hereunder pursuant to Sections 8.2(a), (b), (c), (d) or (g) or Section 8.4(b), the Term shall continue, and this Agreement shall survive in full force and effect, beyond the Termination Date until the end of the Wind-Down Period, if any, and the rights and obligations of the parties under this Agreement, including without limitation remedies available upon the occurrence of events constituting Cause or material breach, shall continue with respect to each Covered Aircraft until it is withdrawn from this Agreement and otherwise until the later of the Termination Date and the end of the Wind-Down Period, if any.

(f)Terminations for Sequestration Delay. Each of United and Contractor may terminate this Agreement pursuant to the provisions of Section 9.1(j) as a result of a Sequestration Delay, but the cause of any such termination shall not be considered a breach by either party for purposes of this Agreement. Such termination shall be effective upon receipt of the termination notice provided pursuant to Section 9.1(j).

(g)Terminations for Non-Carrier Specific Groundings. United may terminate this Agreement, by providing written notice to Contractor, upon (i) the non-carrier specific grounding of [***] Covered Aircraft by regulatory or court order or other governmental action for [***] days or (ii) the non-carrier specific grounding of [***] Covered Aircraft by regulatory or court order or other governmental action for [***] days. Such a termination shall be effective upon Contractor’s receipt of such termination notice.

8.3	Disposition of Aircraft During Wind-Down Period, if any.

(a)Termination by United for Cause. If this Agreement is terminated pursuant to Section 8.2(a), then at United’s election at the time of such termination, either (x) such termination shall be treated as a termination pursuant to Section 8.2(b) and the provisions of Section 8.3(b) shall apply or (y) the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following schedule: (i) within [***] days of delivery of any notice of termination, United shall deliver to Contractor a revocable written Wind-Down Schedule which shall (A) provide for the withdrawal of such

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Covered Aircraft from the capacity purchase provisions of this Agreement and (B) delineate the number of each aircraft type to be withdrawn by month, (ii) United may amend or modify such Wind-Down Schedule in its sole discretion by providing [***] written notice to Contractor of such amendment or modification, and (iii) the Wind-Down Schedule (A) may begin immediately upon its delivery, (B) may not provide for the withdrawal of any Covered Aircraft prior to the date that is [***] days after the date of the delivery of the Wind-Down Schedule and (C) may not provide for the withdrawal of any Covered Aircraft beyond the earlier of (a) the date that is [***] after the date of delivery of the Wind-Down Schedule, and (b) the date on which the head lease applicable to the Covered Aircraft terminates. The provisions of this Section 8.3(a) shall supersede any Wind-Down Schedule delivered pursuant to any other provision of this Agreement in accordance with a Wind-Down Schedule to be delivered by United to Contractor on the Termination Date.

(b)Termination by United for Breach, etc. If this Agreement is terminated by United under Section 2.4, Section 8.2(b), Section 8.2(d) or Section 8.2(g), then the Covered Aircraft (or in the event of a termination under Section 8.2(b)(ii), any grounded Covered Aircraft) shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions.

(i)

Within [***] days of delivery of any notice of termination delivered pursuant to Section 2.4, Section 8.2(b), Section 8.2(d) or Section 8.2(g), United shall deliver to Contractor an irrevocable written Wind-Down Schedule, providing for the withdrawal of such Covered Aircraft from the capacity purchase provisions of this Agreement, and delineating the number of each aircraft type to be withdrawn by month.

(ii)

Such Wind-Down Schedule (x) may not commence until the Termination Date, (y) may not provide for the withdrawal of any Covered Aircraft prior to the date that is [***] and (z) may not provide for the withdrawal of any Covered Aircraft beyond the earlier of (A) the date that is [***], and (B) the date on which the head lease applicable to the Covered Aircraft terminates.

(c)Termination by Contractor for Breach. If this Agreement is terminated by Contractor under Section 8.2(c), then the Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement in accordance with the following terms and conditions:

(i)

The notice of termination delivered by Contractor to United pursuant to Section 8.2(c)(i) shall be irrevocable and shall contain a Termination Date that [***] after the date of such notice. As of the Termination Date set forth in such notice of termination delivered pursuant to Section 8.2(c)(i), all of the Covered Aircraft shall automatically be withdrawn from the capacity purchase provisions of this Agreement and shall cease to be Covered Aircraft as of such date.

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(ii)

The notice of termination delivered by Contractor to United pursuant to Section 8.2(c)(ii) shall be irrevocable and shall contain a Termination Date that [***] the date of such notice. Prior to the [***] after receipt of such termination notice, United shall deliver to Contractor a Wind-Down Schedule beginning on such Termination Date. The Wind-Down Schedule may not provide for the withdrawal of [***] Covered Aircraft per month (excluding the withdrawal of any Covered Aircraft upon the termination of the head lease relating to such Covered Aircraft), and may not provide for the withdrawal of any Covered Aircraft on any date [***] after the Termination Date.

(d)Termination at End of Term. If the Agreement is terminated at the end of the Term (other than pursuant to Section 8.2), then each Covered Aircraft shall be withdrawn from the capacity purchase provisions of this Agreement on the Scheduled Exit Date set forth for such Covered Aircraft on Schedule 1, as amended.

8.4	Certain Other Remedies.

(a)	[***]

(b)	[***]

(c)	Damages.

(i)

NO PARTY TO THIS AGREEMENT OR ANY OF ITS AFFILIATES SHALL BE LIABLE TO ANY OTHER PARTY HERETO OR ANY OF ITS AFFILIATES FOR CLAIMS FOR CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHETHER A CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, VIOLATION OF ANY APPLICABLE DECEPTIVE TRADE PRACTICES ACT OR SIMILAR LAW OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, AND EACH PARTY RELEASES THE OTHERS AND THEIR RESPECTIVE AFFILIATES FROM LIABILITY FOR ANY SUCH DAMAGES; PROVIDED THAT THE PARTIES AGREE THAT ANY LIQUIDATED DAMAGES PAYABLE TO UNITED PURSUANT TO SECTION 8.4(a) (OR, IF FOR ANY REASON DIRECT OR ACTUAL DAMAGES ARE AWARDED IN LIEU OF LIQUIDATED DAMAGES, THE COSTS INCURRED BY UNITED FOR ARRANGING AND PROVIDING FOR ANY REGIONAL AIRLINE, GROUND HANDLING AND OTHER SERVICES TO REPLACE THE CONTRACTOR SERVICES (OR ANY PORTION THEREOF) FOLLOWING A TERMINATION OF THIS AGREEMENT) SHALL BE CONSIDERED DIRECT AND ACTUAL DAMAGES SUFFERED BY UNITED, AND SHALL NOT BE

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CONSIDERED CONSEQUENTIAL, PUNITIVE, SPECIAL OR EXEMPLARY DAMAGES FOR PURPOSES OF THIS AGREEMENT. NO PARTY SHALL BE ENTITLED TO RESCISSION OF THIS AGREEMENT AS A RESULT OF BREACH OF ANY OTHER PARTY’S REPRESENTATIONS, WARRANTIES, COVENANTS OR AGREEMENTS, OR FOR ANY OTHER MATTER; PROVIDED THAT NOTHING IN THIS SECTION 8.4(C) SHALL RESTRICT THE RIGHT OF ANY PARTY TO EXERCISE ANY RIGHT TO TERMINATE THIS AGREEMENT PURSUANT TO THE TERMS HEREOF.

(ii)

NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT TO THE CONTRARY, NO PARTY TO THIS AGREEMENT SHALL BE LIABLE TO ANY OTHER PARTY HERETO (OR ANY OF ITS AFFILIATES, OR ITS OR ITS AFFILIATES’ DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS) FOR MONETARY DAMAGES IN RESPECT OF ANY CLAIMS ARISING HEREUNDER OR UNDER ANY ANCILLARY AGREEMENT IN EXCESS (INDIVIDUALLY AND IN THE AGGREGATE) OF, AND EACH SUCH PERSON’S AGGREGATE MAXIMUM LIABILITY FOR MONETARY DAMAGES HEREUNDER AND UNDER ANY ANCILLARY AGREEMENT SHALL IN NO EVENT EXCEED, [***]; PROVIDED THAT THE FOREGOING LIMITATION SHALL BE CALCULATED WITHOUT REGARD TO, AND SHALL EXCLUDE, DAMAGES IN RESPECT OF CLAIMS MADE PURSUANT TO ARTICLE VII HERETO FOR INDEMNIFICATION OF THIRD PARTY CLAIMS.

(d)Equitable Remedies. Each party acknowledges and agrees that, under certain circumstances, the breach by a party of a term or provision of this Agreement will materially and irreparably harm the other party, that money damages will accordingly not be an adequate remedy for such breach and that the non-defaulting party, in its sole discretion and in addition to its rights under this Agreement and any other remedies it may have at law or in equity, may apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit and without provision of any notice) for specific performance and/or other injunctive relief in order to enforce or prevent any breach of the provisions of this Agreement.

ARTICLE IX

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1	Representations and Warranties of Contractor.

Contractor represents, warrants and covenants to United as of the date hereof as follows:

(a)Organization and Qualification. Contractor is a duly organized and validly existing corporation under the laws of its state of incorporation. Contractor has the corporate power and authority to own, operate and use its assets and to provide the Contractor Services.

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Contractor is duly qualified to do business as a foreign corporation under the laws of each jurisdiction that requires such qualification.

(b)Authority Relative to this Agreement. Contractor has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Contractor. This Agreement has been duly and validly executed and delivered by Contractor and is, assuming due execution and delivery thereof by United and that United has legal power and right to enter into this Agreement, a valid and binding obligation of Contractor, enforceable against Contractor in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by Contractor of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of Contractor’s certificate of incorporation, by- laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which Contractor is a party or by which it or its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

(d)No Existing Default. Contractor is not (i) in violation of its charter or by-laws, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any material term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, in each case of clauses (i), (ii) or (iii), where such violation, breach, default or failure would have a material adverse effect on Contractor or on its ability to provide Regional Airline Services and otherwise perform its obligations hereunder. To the knowledge of Contractor, Embraer is not in default in any material respect under the Embraer Purchase Agreement, and there is currently no reasonable expectation by Contractor that Actual Delivery Dates for the Covered Aircraft pursuant thereto will be materially delayed beyond the respective Scheduled Delivery Dates set forth on Schedule 1A.

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(e)Broker. Contractor has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f)Financial Statements. The financial statements (including the related notes and supporting schedules) of Contractor delivered (or, if filed with the Securities and Exchange Commission, made available) to United immediately prior to the date hereof fairly present in all material respects the consolidated financial position of Contractor, as the case may be, and their respective results of operations as of the dates and for the periods specified therein. Since the date of the latest of such financial statements, there has been no material adverse change nor any development or event involving a prospective material adverse change with respect to Contractor, as the case may be. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States consistently applied throughout the periods involved, except to the extent disclosed therein.

(g)Insurance. Contractor is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are customary in the businesses in which they are engaged. Contractor has not received notice of cancellation or non-renewal of such insurance. All such insurance is outstanding and duly in force on the date hereof. Contractor has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on Contractor.

(h)No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which Contractor has received notice, in each case to which Contractor is a party or of which any property or assets of Contractor is the subject which, if determined adversely to Contractor, would individually or in the aggregate have a material adverse effect on Contractor or on Contractor’s ability to provide Regional Airlines Services and otherwise perform its obligations hereunder; and to the best knowledge of Contractor, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(i)No Labor Dispute. No labor dispute with the employees of Contractor exists or, to the knowledge of Contractor, is imminent which would reasonably be expected to have a material adverse effect on Contractor or on its ability to provide Regional Airlines Services and otherwise perform their respective obligations hereunder.

(j)Permits. Contractor possesses, or in the case of the Covered Aircraft, will possess not later than the first Actual In-Service Date for such Covered Aircraft, all material certificates, authorizations and permits issued by FAA, DOT, TSA, DHS, EPA and other applicable federal, state or foreign regulatory authorities necessary to conduct their respective businesses, to provide Regional Airlines Services and otherwise to perform their respective obligations hereunder, and neither Contractor nor Parent has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse effect on Contractor or Parent or on the ability of either to conduct its businesses, to provide Regional Airlines Services or otherwise to perform its respective obligations hereunder;

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provided that, Contractor shall have received all requisite FAA certifications necessary to place the Embraer E175 aircraft on Contractor’s operating certificate on or before the later of (A) March 1, 2014, (B) [***] days prior to the first Scheduled Delivery Date as set forth on Schedule 1A for a Covered Aircraft hereunder or (C) or such later date as mutually agreed by Contractor and United, subject, however, to any delay in obtaining such certificate caused solely by the unavailability of qualified FAA employees due to staff reductions attributable to the U.S. government sequestration spending limitations (such a delay, a “Sequestration Delay”). In the event that the Sequestration Delay causes a delay in obtaining the necessary FAA certificate to place the Embraer E175 aircraft on Contractor’s operating certificate beyond September 1, 2014, then United may terminate this Agreement upon written notice to Contractor. In the event that the Sequestration Delay causes a delay in obtaining the necessary FAA certificate to place the Embraer E175 aircraft on Contractor’s operating certificate beyond September 1, 2015, then Contractor may terminate this Agreement upon written notice to United.

9.2	Representations, Warranties and Covenants of United.

United represents, warrants and covenants to Contractor as of the date hereof as follows:

(a)Organization and Qualification. United is a duly incorporated and validly existing corporation in good standing under the laws of the State of Delaware.

(b)Authority Relative to this Agreement. United has the corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of United. This Agreement has been duly and validly executed and delivered by United and is, assuming due execution and delivery thereof by Contractor and that Contractor has legal power and right to enter into this Agreement, a valid and binding obligation of United, enforceable against United in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally and legal principles of general applicability governing the availability of equitable remedies (whether considered in a proceeding in equity or at law or otherwise under applicable law).

(c)Conflicts; Defaults. Neither the execution or delivery of this Agreement nor the performance by United of the transactions contemplated hereby will (i) violate, conflict with, or constitute a default under any of the terms of United’s certificate of incorporation, by-laws, or any provision of, or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement to which United is a party or by which it or its properties or assets may be bound, (ii) result in the creation or imposition of any lien, charge or encumbrance in favor of any third person or entity, (iii) violate any law, statute, judgment, decree, order, rule or regulation of any governmental authority or body, or (iv) constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, default, acceleration or creation or imposition of liens, charges or encumbrances.

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(d)No Existing Default. United is not (i) in violation of its charter or by-laws, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any material term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, in each case of clauses (i), (ii) or (iii), where such violation, breach, default or failure would have a material adverse effect on United or on its ability to perform its obligations under this Agreement.

(e)Broker. United has not retained or agreed to pay any broker or finder with respect to this Agreement and the transactions contemplated hereby.

(f)No Proceedings. There are no legal or governmental proceedings pending, or investigations commenced of which United has received notice, in each case to which United is a party or of which any property or assets of United is the subject which, if determined adversely to United, would individually or in the aggregate have a material adverse effect on United or on its ability to perform its obligations hereunder; and to the best knowledge of United, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(g)Subrogation; Third Party Beneficiary Status. If Contractor has a claim arising hereunder against any ground handler, fuel servicer or supplier or caterer with which United has contracted for services relating to the Covered Aircraft or Regional Airline Services and against which United has rights or claims underlying Contractor’s claim, for which claim United is not otherwise obligated to indemnify Contractor pursuant to the terms of Article VII, then Contractor shall be subrogated to any and all rights of United with respect to all of their rights and remedies with respect to such ground handler, fuel servicer or supplier or caterer with respect to such Contractor claim (including without limitation the right to sue such ground handler, fuel servicer or supplier or caterer in connection therewith) in regard to such claim, and United shall take any and all reasonable actions to facilitate Contractor’s exercise of any and all such rights and remedies; provided that such obligation to subrogate Contractor and facilitate its actions shall not apply to any rights and remedies arising under ground handling or catering contracts in effect as of the Effective Date which contain a waiver of subrogation; provided, further, that such obligation to subrogate Contractor and facilitate its actions shall not apply to any rights and remedies arising under fuel service or supply contracts which contain a waiver of subrogation (provided that United shall use its commercially reasonable efforts to exclude any such waiver from any such fuel service or supply contracts). At United’s request, Contractor shall use commercially reasonable efforts to coordinate with United in regard to said claim, including engaging United in strategic discussions regarding litigation and/or settlement strategy in regard to such claim. In addition, United shall use commercially reasonable efforts to include Contractor as a third-party beneficiary in United’s relevant ground handling contracts, fuel service or supplier contracts, and catering contracts entered into after the Effective Date. Upon request by Contractor (made not more than once per calendar year with respect to any specific

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agent), United shall, at its election, either, (x) use commercially reasonable efforts to obtain, for Contractor’s benefit, certificates of insurance evidencing insurance policies covering United Express carriers as additional insureds under such insurance policies maintained by a specific ground handler, fuel servicer or supplier or caterer of United identified in such request, subject in all cases to applicable confidentiality obligations, or (y) provide Contractor with written assurance that such ground handler, fuel servicer or supplier or caterer is required under its contract with United to maintain general liability insurance, together with the amount of such insurance so required.

ARTICLE X

CERTAIN AIRCRAFT-RELATED PROVISIONS

10.1	Right to Call.

(a)United, or its designee (for the purposes of this Section 10.1, references to United shall be interpreted to include United’s designee, as applicable), will have the option (the “Call Option”) to purchase Covered Aircraft owned by Contractor or to assume Contractor’s leasehold interest with respect to Covered Aircraft leased by Contractor (other than such aircraft leased from United), as the case may be (collectively, the “Call Option Aircraft”), if (x) United terminates this Agreement pursuant to Section 2.4(a) or (b) with respect to any Covered Aircraft (in which case United shall be required to exercise the Call Option with respect to all Call Option Removed Aircraft), but subject to Contractor’s right to retain such aircraft owned or leased by Contractor, as set forth in Sections 2.4(a) and (b) above, or (y) United terminates this Agreement pursuant to Section 8.2(a), (b), (d), (f) or (g).

(b)	Such Call Option will be governed by the terms set forth below:

(i)

The Call Option shall apply to all Call Option Aircraft, but may be exercised, in United’s sole discretion, in regard to less than all of the Call Option Aircraft (except in the case of a termination by United pursuant to Section 2.4, in which case United shall exercise the Call Option with respect to all Call Option Removed Aircraft).

(ii)

United may, at its option following (A) the delivery of a relevant notice of termination of this Agreement by United to Contractor, or (B) the determination by United, in its discretion, that either an inchoate default of this Agreement by Contractor has occurred that might lead to a termination, or United’s ability to deliver a Distress Notice is reasonably likely to occur within the [***], or United is reasonably likely to deliver a 2.4(b) Notice within the[***], but in any event not later than [***] following the date such a termination notice, Distress Notice or 2.4(b) Notice is delivered, deliver a written notice (a “Call Option Request”) to Contractor requesting information necessary for United to consider an exercise of the Call Option with respect to all of the Call Option Aircraft or the Call Option Removed Aircraft, as the case may be.

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(iii)

Within [***] following its receipt of a Call Option Request (or, in the case of a termination pursuant to Section 2.4, within [***] following receipt of the Distress Notice or 2.4(b) Notice, as the case may be), Contractor shall provide United with: (A) copies of all lease agreements for the Call Option Aircraft or the Call Option Removed Aircraft, as the case may be; (B) all lease rates and other financial information relevant to such leases; (C) a good faith estimate of any costs to be incurred by Contractor in connection with United’s exercise of the Call Option with respect to each such aircraft, which costs are attributable to any swap breakage, prepayment fees or other similar costs and expenses; (D) the Net Book Value, the Outstanding Debt Balance and, in Contractor’s opinion, the Fair Market Value of each Call Option Aircraft and each Call Option Removed Aircraft, in each case owned by Contractor; (E) a summary of the maintenance status of each such aircraft, including with regard to the airframe, engines, landing gear, major components and other items reasonably requested by United; (F) the identity of and contact information for all parties with an interest in such aircraft or otherwise to be party to any assignments or purchases of such aircraft; and (G) any other information relevant to the Call Option that United may reasonably request.

(iv)

Not later than the later of (A) [***] following its receipt of all of the information to be provided pursuant to Section 10.1(b)(iii) and (B) [***] following the date a relevant notice of termination of this Agreement, United may, at its option, deliver an irrevocable written notice (a “Call Option Notice”) of its election to exercise the Call Option with respect to one or more Call Option Aircraft; provided that in the case of a termination pursuant to Section 2.4, United shall be deemed to have delivered a Call Option Notice for all of the Call Option Removed Aircraft on the later of (A) [***] following its receipt of all of the information to be provided pursuant to Section 10.1(b)(iii) and (B) the Termination Date specified in a Distress Notice or 2.4(b) Notice. Each Call Option Notice delivered by United shall specify the Call Option Aircraft that are subject to such notice; provided that in the case of a termination pursuant to Section 2.4, the Call Option Removed Aircraft shall be those Covered Aircraft with the earliest Actual In-Service Dates.

(v)	Lease Aircraft. If United delivers (or is deemed to have delivered) a Call Option Notice, then:

(A)

The exercise of any Call Option relating to a Call Option Aircraft that is leased to Contractor shall be conditional on United obtaining and providing to Contractor the written consent from the existing lessor (and applicable financing parties) to a full assignment and assumption by United of all of obligations of Parent and Contractor under the lease agreement, any guaranty and

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other related documents associated with the lease financing of such Call Option Aircraft, together with a full release (the “Release”) of Contractor and Parent from any and all obligations under such agreements for periods following the assignment date (such lease agreement, guaranty and other related documents, the “Lease Documents”). Such assignment and assumption agreement shall contain the Release and shall otherwise be in a form reasonably acceptable to Contractor and United and shall contain the provisions provided in clause (C) below (such agreement, “Assignment and Assumption Agreement”).

(B)

United and Contractor shall enter into an Assignment and Assumption Agreement for each Call Option Aircraft specified by United in the Call Option Notice, or for each Call Option Removed Aircraft, as the case may be. Contractor shall deliver such aircraft to United free and clear of all liens and encumbrances other than

(x) the lien attributable to the lease and (y) any other lien attributable to the lessor or other financing party of the Covered Aircraft. The effective date of such assignment shall occur on a date determined by United, which date shall [***] following the removal from the terms of this Agreement of such Call Option Aircraft or Call Option Removed Aircraft, as the case may be (taking into account the Wind-Down Schedule).

(C)

Each of the following provisions shall apply and shall be provided for in the Assignment and Assumption Agreement: (u) United will indemnify Contractor against all liabilities and obligations related to facts or circumstances arising from and after such assignment,

(v)Contractor shall indemnify United from all liabilities and obligations related to facts or circumstances arising prior to the date of the assignment, (w) at the time of the execution of the Assignment and Assumption Agreement, Contractor shall transfer to United, and United shall take possession of, all deposits or reserves held by the Lessor, (x) United shall assume all obligations of Contractor as above provided with respect to such lease as of the date of assignment and adjustments shall be made between the parties for advance or arrears payment of rent, and (y) Contractor shall assign, to the extent assignable, all warranties relating to such Call Option Aircraft provided by the applicable manufacturer.

(D)

Notwithstanding United’s exercise, or deemed exercise, of the Call Option, United may not exercise such Call Option with respect to any leased Call Option Aircraft (including any leased Call Option Removed Aircraft), or the termination right provided for in Section 2.4(a) or (b) with respect to any leased Call Option Removed Aircraft, in each case unless United or Contractor obtains an

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Assignment and Assumption Agreement relating to such aircraft that has been fully executed by all of the parties thereto (a “Consent”) [***] following the delivery (or deemed delivery) of such Call Option Notice. Notwithstanding United’s deemed exercise of the Call Option following a termination pursuant to Section 2.4(a) or (b), United shall not be required to exercise the Call Option with respect to any leased Call Option Removed Aircraft following such a termination if, at such time, any material default shall exist under the relevant lease or financing agreement with regard to such leased Call Option Removed Aircraft. If (x) the circumstances described in the first sentence in this Section 10.1(b)(v)(D) occur, or (y) the circumstances described in the second sentence in this Section 10.1(b)(v)(D) occur and United chooses not to exercise such Call Option [***] following the delivery (or deemed delivery) of the relevant Call Option Notice, then the Call Option shall terminate as to such leased Call Option Aircraft or leased Call Option Removed Aircraft, as the case may be (in each case subject to United’s rights in Section 10.1(b)(v)(E) below).

(E)

If (i) (a) a Call Option with respect to a leased Call Option Removed Aircraft terminates pursuant to Section 10.1(b)(v)(D), or (b) neither United nor Contractor has received a [***] following the delivery of a Call Option Notice, or (c) prior to the time that Contractor or United receives a Consent, United determines that obtaining such Consent is unlikely to occur in a timely manner, or (d) if a material default shall exist under the relevant lease or financing agreement with regard to a leased Call Option Aircraft, and, in each case, (ii) if fewer than all of the Call Option Aircraft are then subject to the Call Option Notice or are Call Option Removed Aircraft, as applicable, then (X) if the circumstances apply to a Call Option Aircraft other than Call Option Removed Aircraft, United may promptly select another Call Option Aircraft to substitute for such aircraft, (Y) if the circumstances apply to a Call Option Removed Aircraft, then the Covered Aircraft with the next earliest Actual In-Service Date and that is not already a Call Option Removed Aircraft shall be substituted for such aircraft, and (Z) in each case the procedures set forth in this Section 10.1 shall be implemented with respect to such substituted aircraft.

(vi)

Owned Aircraft. Contractor shall sell all Call Option Removed Aircraft that are owned by Contractor to United for a purchase price equal to the greater of the [***] of such aircraft. Contractor shall sell all Call Option Aircraft (other than Call Option Removed Aircraft) that are both specified by United in any Call Option Notice and owned by Contractor to United for a purchase price equal to greater of the [***] of such aircraft. United

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shall further pay any costs incurred by Contractor attributable to any swap breakage or prepayment fees arising from agreements provided to United pursuant to Section 10.1(b)(iii) above, or other similar costs and expenses reasonably incurred by Contractor in connection with the foregoing. In connection with such sale to United, Contractor shall deliver such aircraft to United, without recourse or warranty, on an “as is, where is, and with all faults basis” (except as to the absence of liens and encumbrances). The effective date of such sale shall occur on a date determined by United, which date shall occur before the later of (x) the [***] following the removal of the applicable Covered Aircraft from the terms of this Agreement (taking into account the Wind-Down Schedule), and (y) the [***] following United’s delivery (or deemed delivery) of a Call Option Notice.

(vii)

Contractor shall not discriminate in its operation or maintenance of its aircraft (including without limitation with respect to any swapping or removal of parts, components or engines) based on United’s ability to exercise, or actual exercise of, a Call Option in respect to any aircraft and shall continue to comply with the provisions of Article IV hereto as they relate to each aircraft prior to the effective date of such sale.

10.2	Extension of Aircraft Term.

(a)At any time and from time to time, but not less than [***] prior to the existing exit date for any Covered Aircraft, and at its sole option, United may extend the exit date for any Covered Aircraft (which, subject to the terms of this Section 10.2, shall extend the capacity purchase provisions hereof with respect to such Covered Aircraft to such later exit date) by delivering to Contractor a written notice of extension, which notice shall include a revised Schedule 1 reflecting such later exit date (any such notice, an “Extension Notice”); provided that (1) no extension of the exit date of a leased Covered Aircraft shall be permitted by United hereunder if Contractor does not have the unilateral right to extend such lease term to a date coincident with or subsequent to the resulting exit date on the same (or better) terms and conditions as the lease then in effect; (2) Contractor shall be deemed to have the unilateral right to extend such lease term if United and Contractor’s lessor shall have negotiated a lease extension to a date coincident with the resulting exit date at a lease cost not in excess of the “ownership rate per month for each Covered Aircraft” on Schedule 2, which lease extension shall otherwise be on the same terms and conditions as the lease being extended; (3) any extension shall be made only in increments of [***]; (4) that the exit date for any Covered Aircraft may be extended [***]; and (5) that in no event shall United’s exercise of its extension rights pursuant to the provisions in this Section 10.2 result in Contractor operating [***] Covered Aircraft in its provision of Regional Airline Services to United under this Agreement. Within fifteen (15) days of receipt by Contractor of an Extension Notice from United, Contractor shall present to United a written good faith approximation of Contractor’s projected future costs of operation during the applicable extension period and a proposed revised Schedule 2 to reflect such projected future costs. Within [***] of United’s receipt of such approximation and proposed revised Schedule 2 from Contractor, United shall inform Contractor in writing whether,

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United, in its sole discretion, has either confirmed or rescinded such extension. Upon any such confirmation by United (a “Confirmation Notice”), the Compensation for Carrier Controlled Costs shall be adjusted to reflect Contractor’s approximation of projected future costs of operation during the applicable extension period and such costs shall be reflected on the revised Schedule 2 proposed by Contractor. Upon delivery of a Confirmation Notice to Contractor, the revised Schedule 1 included in the Extension Notice and Contractor’s proposed revised Schedule 2 shall be incorporated into this Agreement without any further action by any party and shall thereafter constitute the amended and restated Schedule 1 and Schedule 2 for all purposes of this Agreement. Upon any determination by Contractor not to renew any lease for any Covered Aircraft, Contractor shall promptly notify United. During any extension period pursuant to this Section 10.2(a), Contractor shall promptly inform United of any material changes in the terms of any leases subject to the extension and shall keep United reasonably informed of the status of any negotiations between Contractor and Contractor’s lessor in connection with a proposed extension of the term of any lease.

(b)United may at any time and from time to time propose to extend the exit date for any Covered Aircraft to Contractor through mutually-agreed modification of this Agreement.

10.3	Alternative Aircraft.

At any time that United desires to utilize aircraft other than the Covered Aircraft, Contractor and United agree to meet and discuss in good faith the appropriate adjustments to this Agreement necessary to include such other aircraft as a Covered Aircraft.

10.4	Additional Aircraft.

United shall have the right in its sole discretion at any time and from time to time during the Term to amend Schedule 1 unilaterally to increase the number of Covered Aircraft (any such additional aircraft, the “Growth Aircraft”) utilized by Contractor for Regional Airline Services (such right, the “Growth Aircraft Option”); provided that the following provisions shall apply:

(a)in order to exercise the Growth Aircraft Option, United must provide Contractor with written notice of United’s election of the Growth Aircraft Option (the “Growth Aircraft Option Notice”), which notice shall include the date of first use of any Growth Aircraft for Regional Airline Services, such date to be at least [***] the date of the Growth Aircraft Option Notice; provided that, unless otherwise agreed by the parties, United shall not exercise the Growth Aircraft Option [***];

(b)the Growth Aircraft shall be of an aircraft type equivalent to the aircraft type set forth on Schedule 1 (or an acceptable substitute aircraft agreed to by United and Contractor);

(c)the maximum number of Growth Aircraft shall be [***];

(d)the Growth Aircraft shall be provided to Contractor by United pursuant to a Covered Aircraft Sublease with such changes as (i) are necessary to conform to the requirements of the head lease and related financing documents for such Growth Aircraft,(ii) are mutually agreed to by Contractor and United and (iii) provisions relating to return conditions and storage

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similar to those included in Section 2.09 of the UA/CO/ExpressJet CPA; provided that, notwithstanding the preceding clauses (i), (ii) and (iii), the rent under such sublease shall be abated, except in the circumstances described in Section 4.18(b) of the UA/CO/ExpressJet CPA, in which case such rent shall be payable as provided in such sublease;

(e)Contractor shall have the right to inspect the Growth Aircraft [***], or such lesser number of days as may be permitted under the relevant purchase agreement, prior to anticipated delivery to Contractor and United shall be responsible for all reasonable costs and expenses incurred by Contractor to the extent necessary to place such Growth Aircraft in an airworthy condition and transfer such Growth Aircraft to Contractor’s operating certificate and maintenance program;

(f)United shall pay Contractor in respect of the Growth Aircraft as provided in this Agreement; provided, that (i) the Compensation for Carrier Controlled Costs shall be deemed to exclude “ownership rate per month in respect of each Covered Aircraft” rates with respect to such Growth Aircraft, (ii) the Flight Reconciled Carrier Controlled Costs payable pursuant to this Section 10.4(f) in respect of Growth Aircraft shall be reduced by mutual agreement of the parties to exclude the Heavy Maintenance Costs and (iii) United shall be solely responsible, and Contractor shall not be compensated, for Heavy Maintenance Costs and actual aircraft ownership rates in respect of Growth Aircraft; provided further, that, notwithstanding clauses (i) and (ii) of the immediately preceding proviso in this Section 10.4(f), Contractor shall be entitled to earn an Incentive Markup Payment pursuant to the provisions of Section 3.2 calculated using the Compensation for Carrier Controlled Costs otherwise applicable to Contractor Services using Covered Aircraft other than Growth Aircraft, but with the following modifications: (x) the “ownership rate per month in respect of each Covered Aircraft” shall be [***], and (y) the Flight Reconciled Carrier Controlled Costs shall be [***] of the Heavy Maintenance Costs as so reflected in the rates described in clause (ii) of this Section 10.4(f);

(g)in the event that the Compensation for Carrier Controlled Costs paid to Contractor by United as reduced by Section 10.4(f) (excluding the amount of any Incentive Markup Payments paid by United to Contractor in respect of the Growth Aircraft) for any [***] period during which Contractor continuously operates Growth Aircraft is less than Contractor’s direct operating costs for such Growth Aircraft determined in accordance with GAAP and documented in a manner reasonably acceptable to United (the amount of such difference, the “Growth Aircraft Shortfall”), then Contractor may, [***] notice to United and subject to a reasonable wind-down schedule mutually agreed by United and Contractor [***], terminate Contractor’s operation of such Growth Aircraft; provided that, if, within [***] of receipt of such notice of termination from Contractor, United agrees to adjust the rates set forth on Schedule 2 with respect to the Growth Aircraft so as to eliminate the Growth Aircraft Shortfall prospectively, then such termination notice shall be deemed rescinded and no termination right shall exist in respect of such Growth Aircraft Shortfall;

(h)the operating term of each Growth Aircraft shall be [***] from its Actual In- Service Date; and

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(i)at Contractor’s election, upon written notice to United and receipt of United’s consent, which shall not be unreasonably withheld, Contractor may assign its rights and obligations pursuant to this Section 10.4, as to some or all ([***]) of the Growth Aircraft to ExpressJet Airlines, Inc. (“ExpressJet”); provided that at the time of such assignment, (w) ExpressJet is a wholly-owned (directly or indirectly) subsidiary of Parent, (x) ExpressJet has achieved an average controllable completion rate of not less than [***] during the preceding [***] under that certain Capacity Purchase Agreement, dated November 12, 2010, between ExpressJet and Continental Airlines, Inc. (as amended, the “UA/CO/ExpressJet CPA”), (y) ExpressJet reasonably demonstrates to United that it will have the Covered Aircraft type on its operating certificate sufficiently in advance of the anticipated Actual In-Service Date of the Growth Aircraft so as to begin operations on such anticipated Actual In-Service Date and (z) ExpressJet is not in material breach of the UA/CO/ExpressJet CPA (regardless of whether ExpressJet has received notice from United of any such breach); provided further, that in connection therewith United and ExpressJet shall enter into a capacity purchase agreement reflecting the terms and conditions of this Agreement, as applicable with respect to such Growth Aircraft; and provided further, that in connection with any assignment (partial or whole) pursuant to this Section 10.4(i) there shall be no novation and both ExpressJet and Contractor shall remain fully obligated for all obligations regarding the Growth Aircraft.

10.5	Manufacturer Guarantees.

Contractor shall pay to United, and United shall be subrogated to any and all rights in respect of any and all rights and remedies (including without limitation the right to sue Embraer in connection therewith) with respect to, and Contractor shall take any and all reasonable actions to facilitate United’s exercise of any and all such rights and remedies, any amounts received by or credited to Parent or Contractor (or any of their affiliates or any lessor or owner of the Covered Aircraft) in respect of any fuel burn guarantee given in favor of Parent or Contractor in respect of any Covered Aircraft or Engine, less expenses reasonably incurred in connection with proving or securing any claim under such guarantee, and Parent or Contractor, as applicable, shall use its commercially reasonable efforts to obtain any such amount owed to it and shall cooperate reasonably with United in connection therewith. Contractor agrees that it shall not amend any such fuel burn guarantee without United’s prior written consent. In connection with the foregoing, at Contractor’s request, United shall use commercially reasonable efforts to coordinate with Contractor in regard to said claim, including engaging Contractor in strategic discussions regarding litigation and/or settlement strategy in regard to such claim.

ARTICLE XI

MISCELLANEOUS

11.1	Transition Arrangements.

(a)Scheduling. Subsequent to the execution of this Agreement, and prior to the commencement of the Term, Contractor and United shall work together to facilitate the initial monthly scheduling of Scheduled Flights.

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(b)Other Setup Arrangements. Subsequent to the execution of this Agreement, and prior to the commencement of the Term, Contractor and United shall work together to facilitate all other relevant aspects of the commencement of Contractor’s provision of Contractor Services as of the beginning of the Term.

11.2	Notices.

All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter’s confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery by a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to United:

United Airlines, Inc. Willis Tower

233 S. Wacker Drive Chicago, IL 60606

Attention: Senior Vice President – Network Operations & United Express

Facsimile No.: (872) 825-0030

with a copy to:

United Airlines, Inc. Willis Tower

233 S. Wacker Drive Chicago, IL 60606

Attention: Vice President and Deputy General Counsel

Facsimile No.: (872) 825-0081

and to:

United Airlines, Inc. Willis Tower

233 S. Wacker Drive Chicago, IL 60606

Attention: Vice President – Fleet

Facsimile No.: (872) 825-8113

if to Contractor:

SkyWest Airlines, Inc.

444 South River Road St.

George, Utah 84790

Attention: President and COO

Facsimile No.: (435) 634-3305

Execution Version

or to such other address as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 11.2.

11.3	Binding Effect; Assignment.

This Agreement and all of the provisions hereof shall be binding upon the parties hereto and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except with respect to a merger or other consolidation of either party with another Person or to the extent otherwise provided in Section 10.4(i) (and without limiting United’s rights pursuant to Section 5.3 hereof), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties. For the avoidance of doubt, United may effectively assign without Contractor’s prior written consent all of its performance, rights, and obligations hereunder to any direct or indirect wholly-owned Subsidiary of United Continental Holdings, Inc.

11.4	Amendment and Modification.

This Agreement may not be amended or modified in any respect except by a written agreement signed by the parties hereto that specifically states that it is intended to amend or modify this Agreement.

11.5	Waiver.

The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if it is in writing signed by the party against which such waiver is to be asserted that specifically states that it is intended to waive such term. Unless otherwise expressly provided in this Agreement, no delay or omission on the part of any party in exercising any right or privilege under this Agreement shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right or privilege under this Agreement operate as a waiver of any other right or privilege under this Agreement nor shall any single or partial exercise of any right or privilege preclude any other or further exercise thereof or the exercise of any other right or privilege under this Agreement. No failure by any party to take any action or assert any right or privilege hereunder shall be deemed to be a waiver of such right or privilege in the event of the continuation or repetition of the circumstances giving rise to such right unless expressly waived in writing by each party against whom the existence of such waiver is asserted.

11.6	Interpretation.

The table of contents and the section and other headings and subheadings contained in this Agreement and in the exhibits and schedules hereto are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit or schedule hereto. All references to days or months shall be deemed references to calendar days or months. All references to “$” shall be deemed references to United States dollars. Unless the context otherwise requires, any reference

Execution Version

to an “Article,” a “Section,” an “Exhibit,” or a “Schedule” shall be deemed to refer to a section of this Agreement or an exhibit or schedule to this Agreement, as applicable. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, unless otherwise specifically provided, they shall be deemed to be followed by the words “without limitation.” This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing the document to be drafted.

11.7	Confidentiality.

Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement, or as otherwise provided below, each party to this Agreement hereby agrees not to publicize or disclose to any third party the terms or conditions of this Agreement or any of the Ancillary Agreements, or any exhibit, schedule or appendix hereto or thereto, or any CPA Records, without the prior written consent of the other parties thereto (except that (i) a party may disclose such information to its third-party consultants, advisors and representatives, in each case who are themselves bound to keep such information confidential and (ii) a party may disclose any information to its organized labor groups and their third-party consultants, advisors and representatives as required pursuant to applicable collective bargaining agreements). Except as required by law or stock exchange or other regulation or in any proceeding to enforce the provisions of this Agreement or any of the Ancillary Agreements, or as otherwise provided below, each party hereby agrees not to disclose to any third party any confidential information or data, both oral and written, received from the other, whether pursuant to or in connection with this Agreement or any of the Ancillary Agreements, without the prior written consent of the party providing such confidential information or data (except that a party may disclose such information to its third-party consultants, advisors and representatives, in each case who are themselves bound to keep such information confidential). Each party hereby agrees not to use any such confidential information or data of the other party other than in connection with performing their respective obligations or enforcing their respective rights under this Agreement or any of the Ancillary Agreements, or as otherwise expressly permitted or contemplated by this Agreement or any of the Ancillary Agreements. If either party is served with a subpoena or other process requiring the production or disclosure of any of such agreements or information, then the party receiving such subpoena or other process, before complying with such subpoena or other process, shall immediately notify the other parties hereto of the same and permit said other parties a reasonable period of time to intervene and contest disclosure or production. Upon termination of this Agreement, each party must return to each other any confidential information or data received from the other which is still in the recipient’s possession or control. Without limiting the foregoing, no party shall be prevented from disclosing the following terms of this Agreement: the number of aircraft subject hereto, the periods for which such aircraft are subject hereto, and any termination provisions contained herein. The provisions of this Section 11.7 shall survive the termination of this Agreement for a period of [***].

Execution Version

11.8	Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Agreement may be executed by facsimile signature.

11.9	Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective (unless and until reformed automatically or replaced via good faith negotiations, as applicable, pursuant to the third sentence of this Section 11.9) to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. If (x) any term or provision of this Agreement is or is rendered or held invalid, illegal or incapable of being enforced by any jurisdiction, applicable law or public policy and (y) the parties agree that such term or provision is essential to this Agreement, then such term or provision will be reformed automatically in the applicable jurisdiction so as to comply with the applicable law or public policy and to effect the original intent of the parties as closely as possible; provided, however, that if, in the reasonable opinion of either party hereto, the reformation of such invalid, illegal or unenforceable term or provision materially adversely affects a party’s rights or duties hereunder, then the parties shall immediately begin good faith negotiations for a suitable replacement provision which effects the original intent of the parties as closely as possible; provided further, that if, after the good faith negotiations referenced in the immediately preceding proviso, the parties are unable to reach agreement as to a suitable replacement provision, then the party adversely affected by the reformation may immediately terminate this Agreement upon written notice to the other party hereto, upon which termination this Agreement shall be of no further force and effect and the provisions of Section 8.3 shall apply.

11.10	Relationship of Parties.

Nothing in this Agreement shall be interpreted or construed as establishing between the parties a partnership, joint venture, joint employment or other similar arrangement.

11.11	Entire Agreement; No Third Party Beneficiaries.

This Agreement (including the exhibits and schedules hereto) and the Ancillary Agreements are intended by the parties as a complete statement of the entire agreement and understanding of the parties with respect to the subject matter hereof and all matters between the parties related to the subject matter herein or therein set forth. This Agreement is made among, and for the benefit of, the parties hereto, and the parties do not intend to create any third-party beneficiaries hereby, and no other Person shall have any rights arising under, or interests in or to, this Agreement.

Execution Version

11.12	Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (excluding Illinois choice of law principles that might call for the application of the law of another jurisdiction) as to all matters, including matters of validity, construction, effect, performance and remedies. Any action arising out of this Agreement or the rights and duties of the parties arising hereunder may be brought, if at all, only in the state or federal courts located in the United States District Court for the Northern District of Illinois or the County of Cook, Illinois, as applicable. Each party further agrees to waive any right to a trial by jury.

11.13	Right of Set-Off.

If any party hereto shall be in default hereunder or under any Ancillary Agreement or any other agreement between the parties hereto relating to the provision of Contractor Services (including without limitation any ground handling agreement), then in any such case the non- defaulting party shall be entitled to set off from any payment owed by such non-defaulting party to the defaulting party hereunder any amount owed by the defaulting party to the non-defaulting party hereunder or thereunder; provided that contemporaneously with any such set-off, the non- defaulting party shall give written notice of such action to the defaulting party; provided further that the failure to give such notice shall not affect the validity of the set-off. It is specifically agreed that (i) for purposes of the set-off by any non-defaulting party, mutuality shall be deemed to exist among the parties; (ii) reciprocity among the parties exists with respect to their relative rights and obligations in respect of any such set-off; and (iii) the right of set-off is given as additional security to induce the parties to enter into the transactions contemplated hereby and by the Ancillary Agreements. Upon completion of any such set-off, the obligation of the defaulting party to the non-defaulting party shall be extinguished to the extent of the amount so set-off. Each party hereto further waives any right to assert as a defense to any attempted set-off the requirements of liquidation or mutuality. This set-off provision shall be without prejudice, and in addition, to any right of set-off, combination of accounts, lien or other right to which any non- defaulting party is at any time otherwise entitled (either by operation of law, contract or otherwise), including without limitation pursuant to Article III hereof.

11.14	Cooperation with Respect to Reporting.

Contractor shall be responsible for filing all reports relating to its operations that are required by the DOT, FAA or other applicable government agencies (other than any such reports for which United, where permitted by law, has assumed in writing the responsibility to file on Contractor’s behalf), and Contractor shall promptly furnish United with copies of all such reports and such other available traffic and operating reports as United may request from time to time. Each of the parties hereto agrees to use its commercially reasonable efforts to cooperate with each other party in providing necessary data, to the extent in the possession of the first party, required by such other party in order to meet any reporting requirements to, or otherwise in connection with any filing with or provision of information to be made to, any regulatory agency or other governmental authority. If a party fails to provide any such data to the other party sufficiently in advance of the applicable deadline for such filings, and the other party is unable to submit such filings by the deadline because of such delay, the first party will reimburse the other

Execution Version

party for any fines or penalties incurred by the other party as a result of its failure to submit such filings by the deadline. The obligations under this Section 11.14 shall survive the termination of this Agreement.

11.15	Parent Guarantee.

Contemporaneous with the execution and delivery of this Agreement, Contractor shall cause Parent to execute a guarantee in favor of United in form of Exhibit K.

11.16	Fair Market Value.

For purposes of this Agreement, the term “Fair Market Value” means, as of any date of determination, the then-current market value of the item being valued, (u) mutually determined by the parties; or (v) failing mutual agreement between the parties, determined by an independent aircraft appraiser jointly selected by United and Contractor within [***] after either party requests such an appraiser be selected; or (w) failing the joint selection by United and Contractor of an independent aircraft appraiser by the end of the period referenced in clause (v) above, then determined by two recognized independent aircraft appraisers within [***] after the end of the period referenced in clause (v) above, one of whom shall be appointed by the Contractor and the other of whom shall be appointed by United, in each case selected [***] after the end of the period referenced in clause (v) above; or (x) failing an agreement between such two appointed appraisers by the end of the later period referenced in clause (w) above, then determined by a third recognized independent appraiser jointly appointed by such two appraisers [***] after the end of the later period referenced in clause (w) above; or (y) failing the selection of such third appraiser referenced in clause (x) above by the end of the later period referenced in clause (x) above, then determined by a recognized independent appraiser appointed by the American Arbitration Association (or any successor organization thereto) following the application by either party for such appointment. The appraisal by such recognized independent appraiser shall be completed within [***] of the appointment of such third appraiser. All determinations made as provided in this Section 11.16 shall be binding upon Contractor and United. All such appraisal costs will be shared equally between Contractor and United.

[remainder of page intentionally left blank; signature page follows]

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Capacity Purchase Agreement to be duly executed and delivered as of the date and year first written above.

UNITED AIRLINES, INC.

By:	/s/ John R. Gebo
Name:	John R. Gebo
Title:	SVP Financial Planning & Analysis

SKYWEST AIRLINES, INC.

By:	/s/ Eric Woodward
Name:	Eric Woodward
Title:	Chief Accounting Officer

Execution Version

SCHEDULE 1

Covered Aircraft

[***]

Schedule 1-1

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SCHEDULE 1A

Covered Aircraft Scheduled Delivery and In-Service Dates

[***]

Schedule 1-2

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SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

Schedule 2-1

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SCHEDULE 3

Pass-Through Costs*

[***]

Schedule 3-1

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SCHEDULE 4

Incentive Compensation

Markup and Performance Grade Widths

[***]

Schedule 4-1

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SCHEDULE 5

Block Hour Utilization Adjustment—Illustrative Example

[***]

Schedule 5-1

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SCHEDULE 6

Reasonable Operating Constraints and Conditions

The reasonable operating constraints and conditions for the operation of Scheduled Flights shall be those imposed by aircraft type, maintenance requirements, minimum service time requirements and route authorities, slots and other applicable mandatory regulatory restrictions on flights schedules. In furtherance of the foregoing, United will take the following provisions into consideration in setting any Final Monthly Schedule unless in a particular circumstance such provisions are not reasonable as determined by United in its sole discretion, it being understood the Final Monthly Schedule shall be determined for the benefit of the overall United flight network.

I.Minimum Service Time and Minimum Ground Time. As used herein, “minimum service time” shall mean the minimum amount of time to turn an aircraft based on the actual inbound arrival of the actual outbound plane, and “minimum ground time” shall mean the amount of time scheduled between the planned inbound arrival and the planned outbound departure. The relationship of the minimum ground time to the minimum service time for all Scheduled Flights, taken together in the aggregate, will be set in accordance with United’s practice across the United Express Operation.

II.[***]

III.Maintenance Aircraft. Upon [***], Contractor shall inform United of Covered Aircraft that need to be removed from providing Scheduled Flights for purposes of accomplishing heavy maintenance, and mutually agreed-upon overhauls and modifications.

IV.Block Times. United shall set all block times for flights operated by Covered Aircraft in its sole discretion; provided, however, that United shall cooperate with Contractor and consider any adjustments requested by Contractor to such block times to achieve agreed-upon operating performance targets.

V.Contractor’s Requests. United agrees that in developing the schedules for the Scheduled Flights and establishing the minimum service time and minimum ground time, United will review and consider in good faith any changes or suggestions provided by Contractor with respect to the scheduling of Scheduled Flights, it being understood the Final Monthly Schedule shall be determined for the benefit of the overall United flight network.

Schedule 6-1

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SCHEDULE 7

[***]

Schedule 7-1

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SCHEDULE 8

[***]

Schedule 8-1

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EXHIBIT A

Definitions

2.4(b) Notice – is defined in Section 2.4(b).

2003 Agreement – is defined in Section 8.4(a)(ii).

Act of God – means an unpreventable natural catastrophe resulting in material consequences, such as an earthquake, a tidal wave, a volcanic eruption, or a tornado (it being understood that Labor Strikes, labor disputes any other events or circumstances involving the action or inaction of human beings shall not constitute an Act of God). For the avoidance of doubt, the parties agree that the term “Act of God” shall only be relevant in this Agreement specifically where it is used, namely Section 8.4 and Schedule 1.

Actual Delivery Date – means the date as provided in Schedule 1. Actual In-Service Date – is defined in Schedule 1.

Agreement – means the Capacity Purchase Agreement, dated as of May [], 2013, between United and Contractor, as amended from time to time pursuant to Section 11.4 hereof.

Aircraft Drinking Water Regulation – means 40 CFR Part 141.

Aircraft Property Taxes – means all aircraft property taxes (however designated, including excise or franchise taxes imposed on the ownership of aircraft property, ad valorem taxes, and special assessments or levies) for aircraft, spare parts and engines, including rotables and consumables included in or constituting part of an aircraft or engine or spare parts. Aircraft property taxes can include taxes assessed on Terminal Facilities where United is responsible for the lease cost (including leasehold improvements and regardless of whether classified as a real property tax, personal property tax or otherwise, so long as the definition of assessment defines it as real property and not furniture, equipment, or space contents) Aircraft property taxes do not include property tax related to ground equipment, real estate (except as provided above), or personal property or any other tax that is not for aircraft property, including without limitation income, profits, withholding, employment, social security, disability, occupation, severance, excise, ad valorem, sales, use or franchise taxes.

Airport Authority – means any municipal, county, state or federal governmental authority, or any private authority, owning or operating any Applicable Airport with authority to lease, convey or otherwise grant rights to use any Airport Facilities.

Alcoholic Beverage Product – means beer, wine, liquor or any other alcoholic beverages. ALPA – means the Air Line Pilots Association, International.

Exhibit A-1

Execution Version

Ancillary Agreements – means each of the agreements entered into by United and/or Contractor substantially in the form of any of the exhibits hereto (including without limitation Exhibits D, K and O), together with all amendments, exhibits, schedules and annexes thereto.

Applicable Airport – means any airport into or from which Scheduled Flights are scheduled to arrive or depart.

APU – means an auxiliary power unit.

Assignment and Assumption Agreement – is defined in Section 10.1(b)(v)(A). Audit Period – is defined in Section 3.5.

Available Covered Aircraft – is defined in Section 3.3(b). [***]

Business Day – means each Monday, Tuesday, Wednesday, Thursday and Friday unless such day shall be a day when financial institutions in New York, New York or Chicago, Illinois are authorized by law to close.

Call Option – is defined in Section 10.1.

Call Option Aircraft – is defined in Section 10.1(a). Call Option Notice – is defined in Section 10.1(b)(iv).

Call Option Removed Aircraft – is defined in Section 2.4(a). Call Option Request – is defined in Section 10.1(b)(ii).

Cancellation Threshold – is defined in Section 2.1(c).

Catering Products – means all (i) food and beverages for passengers, including Alcoholic Beverage Products, and (ii) customary in-flight catering supplies.

Catering Services – means all services related to providing and arranging for the placement of Catering Products on board the Covered Aircraft.

Cause – means the following, each of which constitutes breach: (i) the suspension for [***] or the revocation of [***], (ii) the ceasing of Contractor’s operations as a scheduled airline, other than as a result of a Labor Strike or the mandatory grounding of any of portion of the Covered Aircraft by the FAA, and other than any temporary cessation for [***], (iii) the occurrence of a Labor Strike that shall [***], (iv) a Controllable Completion Factor score of [***], (v) an On- Time Departure Rate of [***], (vi) a Customer Satisfaction score of [***], (vii) a Change of Control or a Prohibited Transfer shall occur to which United shall not have consented in writing in advance, (viii) the occurrence of a willful or intentional material breach of this Agreement by

Exhibit A-2

Execution Version

Contractor that substantially deprives United of the benefits of this Agreement, which breach shall have continued for [***] after notice thereof is delivered by United to Contractor, or (ix) the occurrence of a System Flight Disruption.

Change of Control – means, with respect to Contractor or Parent (each of the foregoing being referred to in this definition as “Contractor”):

(i)

Contractor consolidates with, or merges with or into, a Prohibited Person or conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to a Prohibited Person, or a Prohibited Person consolidates with, or merges with or into, Contractor in any such event pursuant to a transaction in which the voting securities of Contractor are converted into or exchanged for cash or securities of a Prohibited Person, except where the holders of voting securities of Contractor immediately prior to such transaction own not less than a majority of the voting securities of the surviving or transferee corporation immediately after such transaction, in each case other than any such transaction between Contractor on the one hand, and United and/or any of its Subsidiaries on the other;

(ii)

the direct or indirect acquisition by a Prohibited Person or any Person directly or indirectly controlling a Prohibited Person of beneficial ownership of [***] (unless such person is the largest shareholder of Contractor, in which case [***]) or more of the capital stock or voting power of Contractor;

(iii)

the direct or indirect acquisition by any “person” or “group” (as such terms are used in Section 13(d) of the Securities Exchange Act of 1934) not described in clause (ii) above, of beneficial ownership of more than [***] of the capital stock or voting power of Contractor, other than (A) United or its Subsidiaries or (B) any “person” or “group” that is a Person who has a Schedule 13D on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to its holdings of Contractor’s voting securities (a “13D Person”), so long as (1) such 13D Person is principally engaged in the business of managing investment funds for unaffiliated securities investors and, as part of such 13D Person’s duties as agent for fully managed accounts, holds or exercises voting or dispositive power over Contractor’s voting securities, (2) such 13D Person was a Person who had a Schedule 13G on file with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1 under the Exchange Act with respect to its holdings of Contractor’s voting securities, and became a 13D Person pursuant to Rule 13d-1(f)(1), and (3) such 13D Person acquires and continues to have beneficial ownership of Contractor’s voting securities pursuant to trading activities undertaken in the ordinary course of such 13D Person’s business and not with the purpose nor the effect, either alone or in concert with any 13D Person, of exercising the power to direct or cause the direction of the management and policies of Contractor or of otherwise changing or influencing the control of Contractor, nor in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) of the Exchange Act; provided, that a “Change of Control” shall

Exhibit A-3

Execution Version

not occur pursuant to this clause (iii) if such “person” or “group” reduces its ownership of the capital stock or voting power of Contractor, as the case may be, to less than [***] within [***] of the acquisition of ownership of at least [***] of such capital stock or voting power;

(iv)	the liquidation or dissolution of Contractor in connection with which Contractor ceases operations as an air carrier;

(v)

the sale, transfer or other disposition of all or substantially all of the airline assets of Contractor on a consolidated basis directly or indirectly to a Prohibited Person or its affiliate, whether in a single transaction or a series of related transactions; or

(vi)	the execution by Contractor of bona fide definitive agreements, the consummation of the transactions contemplated by which would result in a transaction described in the immediately preceding clauses.

Charter Flights – means any flight by a Covered Aircraft for charter operations at the direction of United that may or may not be not reflected in the Final Monthly Schedule.

Commencement Date – is defined in Section 8.1. Committed Delivery Date – is defined in Schedule 1. Committed In-Service Date – is defined in Schedule 1.

Compensation for Carrier Controlled Costs – is defined in Section 3.1.

Component – means radomes, flaps, winglets, wing leading edges, thrust reversers, inlet cowls, gear doors, flight controls, landing gear, flap tracks, ball-screws, spindles, actuators and wire harnesses.

Confirmation Notice – is defined in Section 10.2(a). Consent – is defined in Section 10.1(b)(v)(D).

Contractor – means SkyWest Airlines, Inc., a Utah corporation, and its successors and permitted assigns.

Contractor Grade – is defined in Section 3.2(c). Contractor Marks – is defined in Exhibit F.

Contractor Services – means (i) Regional Airline Services and (ii) any other services provided by Contractor pursuant to this Agreement or any Ancillary Agreement.

Exhibit A-4

Execution Version

Contractor Terminal Facility – means any Terminal Facility to the extent owned, leased, subleased or otherwise retained or used by Contractor pursuant to Section 4.10(a) or otherwise at the direction of United, in either case, for the provision of Contractor Services.

Contractor’s E175 Underlying Finance Rate – is defined in Schedule 8. Contractor’s Performance – is defined in Section 3.2(c).

Controllable Cancellations – means a cancellation of a Scheduled Flight that is not an Uncontrollable Cancellation.

Controllable Completion Operating Goal – is defined in Section 3.2(a)(i)(B).

Controllable Completion Factor – means, for any period of determination, the number of actual departures completed divided by the number of scheduled departures, excluding Uncontrollable Cancellations.

Covered Aircraft – means all of the Embraer E175 aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement), or any acceptable substitute aircraft agreed to in writing by United and presented for Regional Airline Services by Contractor, as adjusted from time to time for withdrawals pursuant to Article VIII and for exit date extensions pursuant to Section 10.2.

Covered Aircraft Sublease – means the Covered Aircraft Sublease as defined in the UA/CO/ExpressJet CPA (as such sublease may be modified by the parties to account for the terms and conditions of this Agreement).

CPA Records – is defined in Section 3.5.

Customer Satisfaction Operating Goal – is defined in Section 3.2(a)(i)(C). Customer Satisfaction Score – means [***].

Design Changes – means, following the initial entry of Covered Aircraft and crews into service for the provision of Contractor Services by Contractor, the expenses of Contractor relating to interior and exterior design changes to the Covered Aircraft and other product-related changes required by United, including the cost of changes uniforms and other livery, in each case that occur outside of Contractor’s normal uniform replacement and aircraft maintenance/refurbishment program. For the avoidance of doubt, Design Changes shall not include (a) scheduled refresh paint to occur within normal paint standards (limited to one event per aircraft per term of the Agreement, unless poor workmanship by, on behalf of, or directed by Contractor requires an additional event) or (b) initial paint on new aircraft.

Domestic Mainline Operations Performance Level – means, with respect to any Operating Performance Measure for any period, the level of performance with respect to such measure achieved by [***].

Exhibit A-5

Execution Version

DHS – means the United States Department of Homeland Security. Distress Notice – is defined in Section 2.4(a).

DOT – means the United States Department of Transportation. Drinking Water Requirements – is defined in Section 4.19(b)(viii). [***]

Effective Date – is defined in Section 8.1.

Embraer – means Embraer SA, a Brazilian corporation.

Embraer Purchase Agreement – means that certain Purchase Agreement, dated as of February 15, 2013, between Parent and Embraer.

Engine – means any jet aircraft engine delivered with any Covered Aircraft (or any replacement engine thereof) that constitutes an “Engine,” as such term is defined in a Covered Aircraft mortgage, lease or sublease, as the case may be.

Environmental Laws – is defined in Section 4.19(a)(i). EPA – means the Environmental Protection Agency. ExpressJet – is defined in Section 10.4(i).

Excess Audit Amount – is defined in Section 3.5.

Excess Delayed Flights – is defined in Section 3.6(c)(vii). Extension Notice – is defined in Section 10.2(a).

FAA – means the United States Federal Aviation Administration. Fair Market Value – is defined in Section 11.16.

Final Monthly Schedule – means the final schedule of Scheduled Flights for the applicable calendar month delivered by United to Contractor pursuant to Section 2.1(c).

Final Notice – is defined in Schedule 1.

Flight Reconciled Carrier Controlled Costs – is defined in Section 3.1. For the avoidance of doubt, “ownership rate per month for each Covered Aircraft” and “maintenance, crew and administrative overhead cost per month in respect of each Covered Aircraft” referenced in Section 3.1 and the rates for “ownership rate per month for each Covered Aircraft” and

Exhibit A-6

Execution Version

“maintenance, crew and administrative overhead rate per month, per Covered Aircraft” set forth on Schedule 2 are not included in Flight Reconciled Carrier Controlled Costs.

Forecasted Passengers – means, for any month, the forecasted Revenue Onboards derived from the Final Monthly Schedule for such month.

Forecasted RPMs – means, for any month, the forecasted RPMs derived from the Final Monthly Schedule for such month.

FPS – is defined in Section 8.4(a)(ii).

Fuel Services – means the act of putting fuel product into an aircraft and taking fuel product out of an aircraft, and any other incidental tasks as are customarily required from time to time in connection therewith; provided that the cost of aircraft fuel shall not be included as a cost of Fuel Services.

GAAP – means generally accepted accounting principles in the United States of America, consistently applied.

Grade Widths – is defined in Section 3.2(b)(ii).

Ground Handling Services – means the ground handling services performed in connection with Regional Airline Services and as determined by United or United’s designee in United’s or United’s designee’s, sole option and discretion, which services will typically (but not necessarily) include without limitation the following: (i) gate check-in activities, (ii) passenger enplaning/deplaning activities, (iii) sky cap and wheelchair services, (iv) aircraft loading/unloading services, (v) passenger ticketing, (vi) jetbridge maintenance, (vii) janitorial services, (viii) deicing services, (ix) pushback, (x) airstarts, and (xi) aircraft overnight cleaning, including lavatory service and water service; provided that the foregoing list shall typically (but not necessarily) exclude turn cleaning unless otherwise directed by United, and towing services provided by Contractor pursuant to Section 4.6.

Growth Aircraft – is defined in Section 10.4. Growth Aircraft Option – is defined in Section 10.4.

Growth Aircraft Option Notice – is defined in Section 10.4(a). Growth Aircraft Shortfall – is defined in Section 10.4(g).

Guarantor – means Parent.

Hazardous Materials – is defined in Section 4.19(a)(ii).

Heavy Maintenance Costs – means costs associated with (i) engine maintenance, including, but not limited to, hot section restoration visits, unscheduled visits, foreign object damage vists and

Exhibit A-7

Execution Version

life limited part visits, whether such costs are subject to an engine power-by-the-hour agreement or time and material agreement, (ii) component repair agreements, (iii) airframe C-checks, (iv) the provision of spare engines, (v) service bulletins and airworthiness directives, (vi) reliability improvements, (vii) the provision of rotable spares, (viii) landing gear overhauls and repairs, and

(ix) auxiliary power unit overhauls and repairs.

Hub Airport – means, as of any date of determination, (i) each of CLE, DEN, EWR, IAD, IAH, LAX, ORD, and SFO, and (ii) any other airport at which United and its subsidiaries, together with all other operators operating under United’s livery or a derivative thereof, operate an average of at least fifty (50) flights per day at such airport during the six months period prior to such date of determination.

Identification – means the United Marks, the aircraft livery set forth on Exhibit E, the United flight code and other trade names, trademarks, service marks, graphics, logos, employee uniform designs, distinctive color schemes and other identification selected by United in its sole discretion for the Regional Airline Services to be provided by Contractor, whether or not such identification is copyrightable or otherwise protected or protectable under federal law.

Implementation Date – is defined in Section 3.3(c).

Incentive Markup Payment – is defined in Section 3.2(d).

Incentive Program – is defined in Section 3.2. Indemnified Party – is defined in Section 7.3. Indemnifying Party – is defined in Section 7.3. Indemnity Notice – is defined in Section 7.3.

Insolvency Event – means, as to an affiliate of Contractor, such Person (A) files a voluntary petition in bankruptcy; (B) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; or (C) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, readjustment of debt, dissolution, liquidation or any other similar proceeding for the relief of financially distressed debtors.

IOSA – is defined in Section 4.9.

Labor Strike – means a labor dispute, as such term is defined in 29 U.S.C. Section 113(c) involving Contractor and some or all of its employees, which dispute results in a union- authorized strike resulting in a work stoppage.

Landing Fees – consists of all airport landing fees, Aircraft Rescue Fire Fighter (ARFF) charges or similar charges, apron fees, and any other fees charged by airport operators to cover airfield costs or other airport facilities, including any fees and charges incurred by Contractor in

Exhibit A-8

Execution Version

connection with the obtaining of any letter of credit required by such airport operator. Unscheduled flights operated by Contractor for aircraft repositioning, maintenance or any purpose other than carrying revenue passengers will not be reimbursed, except as set forth in Section 3.6(c)(vi).

Large Gauge Regional Aircraft – means regional aircraft with seating ranging from [***] seats, excluding Q400 aircraft that are subject to a capacity purchase agreement with United as of the date of this Agreement.

Lease Documents – is defined in Section 10.1(b)(v)(A). Letter of Agreement – is defined in Section 4.1(e).

Markup – is defined in Section 3.1(b).

Navigation Fees – means navigation charges invoiced from Canadian/Mexican authorities to operate flights in the air space (NavCanada and Services a la Navigation en el Espacio Aereo Mexicano (SENEAM)) and fees and reasonable third party expenses to file schedules in foreign country.

Net Book Value – means the acquisition price of the Covered Aircraft paid by Contractor to Embraer and reflected on Contractor’s financial statements, less accumulated depreciation (in each case in accordance with GAAP).

On-Time Departure – means a flight departing on-time or earlier than scheduled departure time during such period.

On-Time Departure Rate – means [***].

On-Time Zero Operating Goal – is defined in Section 3.2(a)(i)(A). Operating Goals – is defined in Section 3.2(a).

Operating Performance Measure – is defined in Section 3.2(a). Other Large Gauge Operator – is defined in Section 2.4(c).

Other Spare Aircraft – is defined in Section 2.1(d). Outside Date – is defined in Section 3.3(c).

Outstanding Debt Balance – means the aggregate principal and interest owing with respect to any note, mortgage or other instrument evidencing a debt obligation of Contractor incurred in order to pay the purchase price of a Call Option Aircraft.

Ownership Rate – is defined in Section 3.1.

Exhibit A-9

Execution Version

Parent – means SkyWest, Inc., a Utah corporation, and its successors and permitted assigns.

Passenger-Related Terminal Facilities – shall mean all passenger-related terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an Applicable Airport, including without limitation all passenger lounges, passenger holding areas, aircraft parking positions (which may or may not be adjacent to a passenger holding area) and associated ramp spaces, gates (including loading bridges and associated ground equipment parking areas), ticketing counters and curbside check-in facilities.

Pass-Through Costs – is defined in Section 3.6(b)(iii)(A). Pending Rules – is defined in Section 3.3(c).

Performance Level – is defined in Section 3.2(b).

Person – means an individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, association or unincorporated organization, or any other form of business or professional entity.

Prepayment – is defined in Section 3.6(a). Pre-Tax Margin – means [***]

Prohibited Person – means (i) an air carrier (other than United and its successors and any Subsidiary thereof), the consolidated annual revenues of which for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination (or the U.S. dollar equivalent thereof), in each case other than any air carrier at least [***] of whose available seat miles, together with the available seat miles of its affiliates, are flown under the livery or brand of another air carrier, and (ii) any executive officer, as of the date hereof or any date of determination, of an air carrier (other than United and its successors and any Subsidiary thereof), the consolidated annual revenues of which for the most recently completed fiscal year for which audited financial statements are available are in excess of the Revenue Threshold as of the date of determination and (iii) any entity in which such current executive officer is an officer or significant shareholder.

Prohibited Transfer – is defined in Section 5.4.

Reasonable Operating Constraints and Conditions – means the operating constraints and conditions for the operation of Scheduled Flights set forth in Schedule 6.

Regional Adjustment Quotient – is defined in Section 3.2(a)(i)(A).

Regional Airline Services – means the provisioning by Contractor to United of Scheduled Flights and all other flights contemplated in this Agreement, including, ground returns (completed and uncompleted), air returns (completed and uncompleted), permitted ferry and maintenance flights, and delayed flights (including Excess Delayed Flights), in each case, using the Covered Aircraft.

Exhibit A-10

Execution Version

Release – is defined in Section 10.1(b)(v)(A).

Removed Covered Aircraft – is defined in Section 2.4(c).

Revenue Onboard– means one revenue-generating passenger on one flight segment, regardless of whether such flight segment is all or part of such passenger’s entire one-way flight itinerary.

Revenue Threshold – [***].

RPM – means revenue passenger miles.

Scheduled ASMs – means, for any period of calculation, the available seat miles for all Scheduled Flights during such period of calculation.

Scheduled Delivery Date – is defined in Schedule 1. Scheduled Exit Date – is defined in Schedule 1.

Scheduled Flight – means a flight as determined by United pursuant to Section 2.1(c) (including all Charter Flights).

Scheduled Utilization – is defined in Section 3.3(b).

Seasonality Adjustment Factor – is defined in Section 3.2(a)(iii). Sequestration Delay – is defined in Section 9.1(j). Semi-Annual Period – is defined in Section 3.3(b). Spare Aircraft – is defined in Section 2.1(d). Subsidiary – means, as to any Person, (a) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any partnership, association, joint venture, limited liability company, joint stock company or any other form of business or professional entity, in which such Person directly or indirectly through Subsidiaries has more than 50% equity interest at any time.

System Flight Disruption – means the failure by Contractor to complete [***].

Term – has the meaning set forth in Section 8.1, as earlier terminated pursuant to Section 8.2, if applicable, and any Wind-Down Period.

Terminal Facilities – means (i) all Passenger-Related Terminal Facilities and (ii) all other terminal facilities and spaces leased, subleased or otherwise retained or used by a party at an

Exhibit A-11

Execution Version

Applicable Airport, including without limitation all baggage makeup areas, inbound baggage areas, crew rooms, line maintenance at terminal facilities and station and crew management office space at terminal facilities, but specifically excluding corporate management space and crew training facilities (including crew training management facilities), and in each case subject to United’s space standards.

Termination Date – means the date of early termination of this Agreement, as provided in a notice delivered from one party to the others pursuant to Section 8.2, or, if no such early termination shall have occurred, the date of the end of the Term.

Transfer – is defined in Section 4.10(a)(v).

TSA – means the United States Transportation Security Administration. UA/CO/ExpressJet CPA – is defined in Section 10.4(i).

UCH – means United Continental Holdings, Inc., a Delaware corporation, and its successors and permitted assigns.

Uncontrollable Cancellation – means:

(i)	a cancellation of a Scheduled Flight as a result of weather or air traffic control;

(ii)

a cancellation of a Scheduled Flight as a result of any changes to the Final Monthly Schedule made by United after the presentation of the Final Monthly Schedule pursuant to Section 2.1(c), provided that such cancellation was not made at the request of Contractor (or deemed request pursuant to Section 2.1(c)) due to controllable reasons including but not limited to crew or maintenance constraints;

in each case of (i) and (ii) above, as coded on United’s operations reports in accordance with United’s standard coding policies consistently applied to all domestic operations of United and its related United Express operators; it being further understood and agreed that, if United’s operations or other United Express Operations are subject to the same circumstances giving rise to such Scheduled Flight cancellation, and such United or other United Express flights are not canceled as a result, then such Scheduled Flight cancellation shall not be an Uncontrollable Cancellation.

United – means United Airlines, Inc., a Delaware corporation and subsidiary of UCH, and its successors and permitted assigns.

United Cancelled Flights – is defined in Section 2.1(c).

United Cargo Program – means United’s “QuickPak” and “Petsafe” programs and/or any additional or replacement cargo program implemented by United from time to time, pursuant to which: (i) Contractor shall accept for carriage all baggage and shipments, whether from the ticket counter or cargo facility, that are permitted under United’s DOT and FAA approved Dangerous

Exhibit A-12

Execution Version

Goods (“DG”) management program, (ii) Contractor shall have access to United’s required training records and DG procedures and/or forms as necessary to permit Contractor to integrate such procedures into its existing flight crew training and acceptance procedures, (iii) Contractor shall accept and maintain compliance with United’s Hazardous Training Program for Scheduled Flights, and any training in connection therewith may be utilized to meet Contractor’s requirements under 14 CFR 121.1001-1007, Subpart Z and (iv) Contractor shall be permitted to transport its aircraft parts which are shipped as Company Material (COMAT) on Scheduled Flights, which shipments shall be tendered and/or accepted for shipment only by United’s employees or agents who have satisfactorily completed United’s required DG training and are authorized to perform such tendering and/or acceptance functions.

United Express Best Practice Operating Performance – means, with respect to any Operating Performance Measure for any period, the simple arithmetic average of [***].

United Express Operations – means, with respect to any contractor or service provider, all of the flights and other related operations of such contractor or service provider performed under the livery and/or the brand of “United Express.”

United Marks – is defined in Exhibit E.

[***]

Utilization Adjustment – is defined in Section 3.3(b).

Weather and ATC Delay – means a delay of a Scheduled Flight as a result of weather or air traffic control as coded on United’s operations reports in accordance with United’s standard coding policies consistently applied to all domestic operations of United and its related United Express operators.

Wind-Down Period – means the period after the Termination Date and until the time when the last Covered Aircraft has been withdrawn from the capacity purchase provisions of this Agreement.

Wind-Down Schedule – means the schedule, determined as provided in Article VIII of this Agreement, for Covered Aircraft to be withdrawn from the capacity purchase provisions of this Agreement.

Exhibit A-13

Execution Version

EXHIBIT B

Terms of Codeshare Arrangements

1.Contractor’s use of United designated code. During the Term of the Agreement, United shall place its designator code, “UA”, on all Scheduled Flights operated by Contractor. United may suspend the display of its code on flights operated by Contractor if Contractor is in breach of any of its safety-related obligations, or material breach of any of its operational obligations, under the Agreement during the period that such breach continues. All Contractor operated flights that display the United designated code are referred to herein as “UA* Flights”.

2.	Contractor’s display of United designated code.

(a)All UA* Flights will be included in the schedule, availability and fare displays of all computerized reservations systems in which United and Contractor participate, the Official Airline Guide (to the extent agreed upon) and United’s and Contractor’s internal reservation systems, under the UA code, to the extent possible. United and Contractor will take the appropriate measures necessary to ensure the display of the schedules of all UA* Flights in accordance with the preceding sentence.

(b)United and Contractor will disclose and identify the UA* Flights to the public as actually being a flight of and operated by Contractor, in at least the following ways:

(i)a symbol will be used in timetables and computer reservation systems indicating that UA* Flights are actually operated by Contractor;

(ii)to the extent reasonable, messages on airport flight information displays will identify Contractor as the operator of flights shown as UA* Flights;

(iii)United and Contractor advertising concerning UA* Flights and United and Contractor reservationists will disclose Contractor as the operator of each UA* Flight; and

(iv)in any other manner prescribed by law.

3.Terms and Conditions of Carriage. In all cases the contract of carriage between a passenger and a carrier will be that of the carrier whose code is designated on the ticket. United and Contractor shall each cooperate with the other in the exchange of information necessary to conform each carrier’s contract of carriage to reflect service offered by the other carrier.

Exhibit B-1

Execution Version

4.Notification of irregularities in operations. Contractor shall promptly notify United of all irregularities involving a UA* Flight which result in any material damage to persons or property as soon as such information is available and shall furnish to United as much detail as practicable. For purposes of this section, notification shall be made as follows:

United Airlines Dispatch

233 South Wacker Drive, 27th Floor Chicago, IL 60606

Attention: Operations Director Phone no.: (847) 700-4190

Fax no.: (872) 825-0985

Ops Spec A008

5.	Code Sharing License.

(a)Grant of License. Subject to the terms and conditions of the Agreement, United hereby grants to Contractor a nonexclusive, nontransferable, revocable license to use the UA* designator code on all of its flights operated as a UA* Flight.

(b)Control of UA* Flights. Subject to the terms and conditions of the Agreement, Contractor shall have sole responsibility for and control over, and United shall have no responsibility for, control over or obligations or duties with respect to, each and every aspect of Contractor’s operation of UA* Flights.

6.Display of other codes. During the Term of the Agreement, United shall have the exclusive right to determine which other airlines (“Alliance Airlines”), if any, may place their two letter designator codes on flights operated by Contractor with Covered Aircraft and to enter into agreements with such Alliance Airlines with respect thereto. Contractor will cooperate with United and any Alliance Airlines in the formation of a code share relationship between Contractor and the Alliance Airlines and enter into reasonably acceptable agreements and make the necessary governmental filings, as requested by United, with respect thereto.

7.Customer Commitment. During the period that United places its designator code on flights operated by Contractor, Contractor will adopt and follow plans and policies comparable (to the extent applicable and permitted by law and subject to operational constraints) to United’s Customer Commitment as presently existing and hereafter modified. Contractor acknowledges that it has received a copy of United’s presently existing Customer Commitment. United will provide Contractor with any modifications thereto promptly after they are made.

Exhibit B-2

Execution Version

EXHIBIT C

Non-Revenue Pass Travel

[***]

Exhibit C-1

Execution Version

EXHIBIT D

Fuel Services

AGREEMENT FOR FUEL SERVICES

[***]

Exhibit D-1

Execution Version

EXHIBIT E

Use of United Marks and Other Identification

1.

Grant. United hereby grants to Contractor, and Contractor accepts, a non-exclusive, personal, non-transferable, royalty-free, fully paid-up right and license to adopt and use the United Marks and other Identification in connection with the rendering by Contractor of Regional Airline Services, subject to the conditions and restrictions set forth herein.

2.	Ownership of the United Marks and Other Identification.

a.

United shall at all times remain the owner of the United Marks and the other Identification and any registrations thereof and Contractor’s use of any United Marks or other Identification shall clearly identify United as the owner of such marks (to the extent practical) to protect United’s interest therein. All use by Contractor of the United Marks and the other Identification shall inure to the benefit of United. Nothing in this Agreement shall give Contractor any right, title, or interest in the United Marks or the other Identification other than right to use the United Marks and the other Identification in accordance with the terms of this Agreement.

b.

Contractor acknowledges United’s ownership of the United Marks and the other Identification and further acknowledges the validity of the Identification. Contractor agrees that it will not do anything that in any way infringes or abridges United’s rights in the Identification or directly or indirectly challenges the validity of the Identification

3.	Use of the United Marks and the Other Identification.

a.	Contractor shall use the United Marks and other Identification only as authorized herein by United and in accordance with such standards of quality as United may establish.

b.	Contractor shall use the Identification on all Covered Aircraft and all facilities, equipment and printed materials used in connection with the Contractor Services.

c.

Contractor shall not use the Identification for any purpose other than as set forth in this Exhibit E, and specifically shall have no right to use the United Marks or other Identification on or in any aircraft other than Covered Aircraft or in connection with any other operations of Contractor.

d.

United shall have exclusive control over the use and display of the United Marks and other Identification, and may change the Identification at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit E), in which case Contractor shall as soon as practicable make such

Exhibit E-1

Execution Version

changes as are requested by United to utilize the new Identification; provided that United shall either pay directly the reasonable costs of making such changes to the Identification or shall promptly reimburse Contractor for its reasonable expenses incurred in making such changes. Expenses paid to Contractor by United require advanced written approval from United.

e.

Nothing shall abridge United’s right to use and/or to license the Identification, and United reserves the right to the continued use of all the Identification, to license such other uses of the Identification and to enter into such agreements with other carriers providing for arrangements similar to those with Contractor as United may desire. No term or provision of this Agreement shall be construed to preclude the use of the United Marks or other Identification by other persons or for similar or other uses not covered by this Agreement.

4.

United-Controlled Litigation. United at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the United Marks and other Identification against any infringement or dilution. Contractor agrees to cooperate fully with United in the defense and protection of the United Marks and other Identification as reasonably requested by United; provided that United agrees to reimburse Contractor for any reasonable third party costs and expenses incurred by Contractor. Contractor shall report to United any infringement or imitation of, or challenge to, the United Marks and other Identification, immediately upon becoming aware of same. Contractor shall not be entitled to bring, or compel United to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the United Marks and other Identification without the written agreement of United. United shall not be liable for any loss, cost, damage or expense suffered or incurred by Contractor because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If United shall commence any action or legal proceeding on account of such infringements, imitations or challenges, Contractor agrees to provide all reasonable assistance requested by United in preparing for and prosecuting the same, provided that United agrees to reimburse Contractor for any reasonable third party costs and expenses incurred by Contractor.

5.

Revocation of License. United shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Identification provided Contractor herein shall revert to United and the United Marks and the other Identification shall not be used by Contractor in connection with any operations of Contractor. The following provisions shall apply to the termination of the license provided herein: (i) in the case of a termination of the license to use the globe element of the United Marks, Contractor shall cease all use of the globe element of the United Marks with respect to each Covered Aircraft within ninety (90) days of such aircraft being withdrawn from the capacity purchase provisions of the Agreement, and shall cease all use of the globe element of the United Marks in all other respects within ninety (90) days of last Covered Aircraft being withdrawn from this Agreement (unless

Exhibit E-2

Execution Version

this Agreement is terminated for Cause pursuant to Section 8.2(a) or the first sentence of Section 8.2(b), in which case Contractor shall cease all use of the globe element of the United Marks within forty-five (45) days of the Termination Date); (ii) in the case of a termination of the license to use any other United Marks and Identification, Contractor shall cease all use of such other United Marks and Identification within forty-five (45) days of the termination of the license for such other United Marks and other Identification. Within such specified period, Contractor shall cease all use of such other United Marks and Identification, and shall change its facilities, equipment, uniforms and supplies to avoid any customer confusion or the appearance that Contractor is continuing to have an operating relationship with United, and Contractor shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the United Marks or other Identification or take actions that otherwise may infringe the United Marks and the other Identification.

6.

Assignment. The non-exclusive license granted by United to Contractor is personal to Contractor and may not be assigned, sub-licensed or transferred by Contractor in any manner without the written consent of a duly authorized representative of United.

7.	United Marks. The United Marks are as follows:

UNITED EXPRESS

UNITED EXPRESS’S LOGO (DESIGN) IN COLOR

UNITED EXPRESS’S LOGO (DESIGN) IN BLACK AND WHITE

8.

Aircraft Livery. The aircraft livery shall be as follows, unless otherwise directed by United: The colors blue, gray, white and gold are used on the aircraft. The color white appears on the top approximate 2/3 of the body of the aircraft; the color gray appears below the color white on the remainder of the bottom portion of the body of the aircraft; the color gold is used as a stripe or band dividing the white and gray colors. The tail of the aircraft is primarily blue with the globe logo design in a gold and white combination and the trade name is written in blue on the white portion of the body of the aircraft. Interior décor shall be as directed by United. There shall be no Contractor Marks displayed in the aircraft interior as might be displayed on a backwall or cabin separator.

All aircraft delivered per Schedule 1 shall be delivered in United livery as of the Actual Delivery Date. If Contractor does not deliver aircraft in United livery on the Actual Delivery Date, then Contractor agrees to backfill the aircraft and its associated lines of flying at no additional cost to United while the scheduled aircraft is being painted. For avoidance of doubt United will incur no additional ownership and United will not reduce lines of flying to accommodate paint.

Exhibit E-3

Execution Version

9.	Survival. The provisions of this Exhibit E shall survive the termination of this Agreement for a period of six years.

Exhibit E-4

Execution Version

EXHIBIT F

Use of Contractor Marks

1.

Grant. Contractor hereby grants to United, and United accepts, a non-exclusive, personal, non-transferable, royalty-free right, fully paid-up and license to adopt and use the Contractor Marks (as defined below) in connection with United’s entering into this Agreement, subject to the conditions and restrictions set forth herein.

2.	Ownership of the Contractor Marks.

a.

Contractor shall at all times remain the owner of the Contractor Marks and any registrations thereof and United’s use of any Contractor Marks shall clearly identify Contractor as the owner of such marks (to the extent practical) to protect Contractor’s interest therein. All use by United of the Contractor Marks shall inure to the benefit of Contractor. Nothing in this Agreement shall give United any right, title, or interest in the Contractor Marks other than right to use the Contractor Marks in accordance with the terms of this Agreement

b.

United acknowledges Contractor’s ownership of the Contractor Marks and further acknowledges the validity of the Contractor Marks. United agrees that it will not do anything that in any way infringes or abridges Contractor’s rights in the Contractor Marks or directly or indirectly challenges the validity of the Contractor Marks.

3.	Use of the Contractor Marks.

a.	United shall use the Contractor Marks only as authorized herein by Contractor and in accordance with such standards of quality as Contractor may establish.

b.

United shall use the Contractor Marks as necessary or appropriate in United’s sole discretion in connection with the Regional Airline Services, including without limitation the sale or disposition by United of the seat inventory of the Scheduled Flights.

c.

United shall not use the Contractor Marks for any purpose other than as set forth in this Exhibit F, and specifically shall have no right to use the Contractor Marks in connection with any other operations of United.

d.

Contractor may change the Contractor Marks at any time and from time to time (including by adding or deleting marks from the list specified in this Exhibit F), in which case United shall as soon as practicable make such changes as are requested by Contractor to utilize the new Contractor Marks; provided that Contractor shall either pay directly the reasonable costs of making such changes to the Contractor Marks or shall promptly reimburse United for its reasonable expenses incurred in making such changes.

Exhibit F-1

Execution Version

e.

Nothing shall abridge Contractor’s right to use and/or to license the Contractor Marks, and Contractor reserves the right to the continued use of all the Contractor Marks, to license such other uses of the Contractor Marks and to enter into such agreements with other carriers providing for arrangements similar to those with United as Contractor may desire. No term or provision of this Agreement shall be construed to preclude the use of the Contractor Marks by other persons or for other similar uses not covered by this Agreement.

4.

Contractor-Controlled Litigation. Contractor at its sole expense shall take all steps that in its opinion and sole discretion are necessary and desirable to protect the Contractor Marks against any infringement or dilution. United agrees to cooperate fully with Contractor in the defense and protection of the Contractor Marks as reasonably requested by Contractor; provided that Contractor agrees to reimburse United for any reasonable third party costs and expenses incurred by United. United shall report to Contractor any infringement or imitation of, or challenge to, the Contractor Marks, immediately upon becoming aware of same. United shall not be entitled to bring, or compel Contractor to bring, an action or other legal proceedings on account of any infringements, imitations, or challenges to any element of the Contractor Marks without the written agreement of Contractor. Contractor shall not be liable for any loss, cost, damage or expense suffered or incurred by United because of the failure or inability to take or consent to the taking of any action on account of any such infringements, imitations or challenges or because of the failure of any such action or proceeding. If Contractor shall commence any action or legal proceeding on account of such infringements, imitations or challenges, United agrees to provide all reasonable assistance requested by Contractor in preparing for and prosecuting the same; provided that Contractor agrees to reimburse United for any reasonable third party costs and expenses incurred by United.

5.

Revocation of License. Contractor shall have the right to cancel the license provided herein in whole or in part at any time and for any reason, in which event all terminated rights to use the Contractor Marks provided United herein shall revert to Contractor and the Contractor Marks shall not be used by United in connection with any operations of United. United shall cease all use of the Contractor Marks in all respects upon the last Covered Aircraft being withdrawn from this Agreement. United shall not thereafter make use of any word, words, term, design, name or mark confusingly similar to the Contractor Marks or take actions that otherwise may infringe the Contractor Marks.

6.	Assignment. The non-exclusive license granted by Contractor to United may be assigned, sub-licensed or transferred by United to its affiliates in any manner without the written consent of Contractor.

7.	Contractor Marks. The Contractor Marks are as follows: SkyWest, SkyWest Airlines, Inc. and SkyWest Airlines.

8.	Survival. The provisions of this Exhibit F shall survive the termination of this Agreement for a period of six years.

Exhibit F-2

Execution Version

EXHIBIT G

Catering Standards

INFLIGHT PRODUCT SALES PROGRAM

United will market a portfolio of inflight products for purchase on United Express flights which includes liquor, beer, wine, food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

●	United, or United’s catering agent, will provide catering services as directed by United.
●	United or its catering agent will provide and stock in galley supplies, including, food, liquor, other beverage, and other product uplift as necessary and will remove, store and re-board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

●	In respect of all catering items (including the Inflight Product Sales Programs), Contractor will coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

●	United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

●	United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

●	Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales and cash handling, and will collect all on-board revenue for food, liquor, duty-free sales and/or any other products for sale. If after the Commencement Date, United initiates a change to the meal/beverage or other product offering services or procedures used or offered by United and such change results in a material increase in cost to Contractor with respect to training of flight attendants, then the parties shall mutually determine the training cost increase to Contractor and United shall reimburse Contractor with respect to such costs.

Exhibit G-1

Execution Version

●	Contractor will provide, at Contractor’s cost and expense, the initial galley service ship’s equipment to operate, such as beverage carts, trays, hot jugs, coffee makers and trash bins, carts, carrier boxes, drawers, inserts and oven racks. United shall provide, at United’s cost and expense, the replacement as needed of the foregoing; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement.

●	United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program.

TECHNOLOGY

The sale of product onboard Contractor’s flights under the Agreement will involve non-cash transactions. United will provide a single hand held device (each such device, an “HHD” and collectively, the “HHD units”) necessary to process credit and debit card transactions for each aircraft in Contractor’s fleet operating as United Express. Contractor shall only swipe the customer’s credit or debit card into the HHD unit for the purpose of processing the customer’s transaction and shall not otherwise use or record the customer information. The HHD units provided by United shall only be used for United’s business purposes.

The HHD units and the information contained therein shall be deemed the confidential and proprietary information of United and its licensors and shall be subject to the confidentiality terms and conditions set forth in the Agreement for other types of confidential information of United. Contractor shall not, and shall not permit others to, reverse engineer, decompile, disassemble or translate the HHD units, including any firmware or software that is loaded upon the units, or otherwise attempt to view, display or print the source code embedded in the HHD units, or any firmware or software loaded on the HHD units.

Upon the earlier to occur of (i) the termination of United’s Inflight Product Sales Program,

(ii) the termination of this Agreement, or (iii) the cessation of the use of the HHD units by Contractor, as determined by United in its sole discretion, Contractor shall cooperate with United or its designated vendor for the collection and return of all HHD units to United at the address designated by United, at United’s cost. Contractor shall return the HHD units in its possession in as good a condition as reasonably possible, except for reasonable wear and tear thereof.

Contractor shall use commercially reasonable efforts to keep secure the HHD on each aircraft. Contractor agrees to notify United whenever any HHD unit has been, or Contractor reasonably believes or suspects that any HHD unit has been, lost, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively, “Security Breach”). Contractor further agrees to provide all reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach, including but not limited to, any notification that United may determine appropriate to send to individuals impacted or potentially impacted by a Security Breach.

Exhibit G-2

Execution Version

Lost equipment will be replaced by United. Replacement costs will be borne by Contractor to the extent such equipment is lost due to the negligence of Contractor and the cost exceeds the annual HHD loss allowance (as hereinafter defined). Any equipment that is unaccounted for and for which no transactions have been logged for 48 hours will be considered “lost” and, if United shows that such equipment is lost due to Contractor’s negligence, United reserves the right to set-off the replacement cost of such lost equipment that is in excess of the annual HHD loss allowance by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

Any HHD unit that is damaged beyond reasonable wear and tear which is shown by United to be due to Contractor’s negligence, and in excess of the annual HHD loss allowance, will be replaced at Contractor’s expense. United reserves the right to set-off the replacement cost associated with such damaged HHD unit, if in excess of the annual HHD loss allowance, by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section

11.13	of the Agreement.

The “annual HHD loss allowance” referred to above shall be an amount equal to [***] of the value of all HHD units on Contractor’s United Express flights, on a calendar-year basis. All loss procedures established by United, and reasonably agreed to by Contractor, must be adhered to by Contractor.

United, at its cost, will provide or cause to be provided by a vendor of United’s choice the maintenance and battery replacement for the HHD units. Such maintenance and battery replacement will be provided at predetermined intervals designed to maximize HHD and battery useful life, and Contractor will have the right to request maintenance at different times than the predetermined intervals or additional battery replacement at United’s cost upon request. In the event Contractor’s request for maintenance is related to a faulty or defective HHD unit, United shall pay the vendor directly for such non-routine service call.

United will provide at its sole cost and expense (including all out of pocket costs and reimbursement of Contractor’s labor costs) for initial “train the trainer” training to a reasonable number of Contractor-designated “trainers” on the use of the HHD. Such cost will be negotiated and agreed upon by the parties. Contractor will be required to (i) retain the training skill beyond the initial “train the trainer” training provided by United and (ii) provide training to Contractor’s crew personnel at Contractor’s own expense.

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s Flight Attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss due to Contractor’s negligence (including breakage and other damage) and pilferage on a cost

Exhibit G-3

Execution Version

(non mark-up) basis determined monthly, for any amounts in excess of the monthly product loss allowance (as hereinafter detailed). Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the hub for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the excess value of the loss and/or pilferage caused by Contractor on a cost (non mark-up) basis if in excess of the monthly loss allowance, by taking a credit of such excess loss and/or pilferage pursuant to the procedures set forth in Section 11.13 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

The “monthly product loss allowance” referred to above shall be an amount equal to [***] of the value of all beverage or food or other product markets on Contractor’s United Express flights, on a monthly basis. All loss allowance procedures established by United, and reasonably agreed to be Contractor, must be adhered to by Contractor.

United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or in other policies and procedures, in order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United’s requirements and will ensure corrective actions are in place as necessary.

LIQUOR, BEER AND WINE PROGRAM

The Alcoholic Beverage Products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the Alcoholic Beverage Products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Product(s) on the ground without United’s consent. Contractor will obtain and maintain, at United’s cost and expense, the necessary liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product. Unless otherwise agreed by the parties, Contractor will not board or unload any Alcoholic Beverage Products in Virginia but in the event it is agreed that Contractor will board or unload any Alcoholic Beverage Products in Virginia, the parties shall comply with the procedures for Virginia below.

Exhibit G-4

Execution Version

Virginia Alcoholic Beverage Handling Procedures

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, Contractor will board and/or unload only Alcoholic Beverage Products that Contractor owns. To that end, in the event it is agreed by the parties that Contractor will board and/or unload any Alcoholic Beverage Products in Virginia, Contractor will purchase such Alcoholic Beverage Products directly. Contractor will timely pay the supplier of such Alcoholic Beverage Products directly for such order(s). Once out of Virginia airspace, Contractor will transfer to United the title to the purchased Alcoholic Beverage Products. United will be responsible for any sales tax attributable to the foregoing title transfer, as well as the costs associated with the acquisition of such liquor.

Compliance

United agrees that it shall comply with all applicable federal, state, and local laws, rules and regulations and United, based upon its activities occurring at a given location, shall obtain and maintain all permits, certifications and licenses necessary for the conduct of its operations relating to the purchase, distribution, storage or provision of any Alcoholic Beverage Product by United.

FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.

Exhibit G-5

Execution Version

EXHIBIT H

[***]

Exhibit H-1

Execution Version

EXHIBIT I

IT Requirements

Contractor shall adhere to the IT system and data reporting standards described in this Exhibit I, as they may be changed or supplemented by United from time to time (the “IT Requirements”).

Network Connectivity

Contractor, at United’s sole expense, will provide and maintain or arrange for the provision of network connectivity with sufficient bandwidth to United, including without limitation redundancy and firewall changes that may be required from time to time. This connectivity will include a minimum of one (1) dedicated circuit. If only one (1) dedicated circuit is used, then Contractor must also use a backup connection or virtual product network via the internet. United, at its sole discretion, shall have the right to determine the optimal number of network connections and to remove any network connections determined to be in excess.

Business Continuity Site

Contractor, at its sole expense, will provide and maintain a valid dispatch office site with network connectivity for business continuity purposes. Contractor will test the site annually to ensure that it is functional for its purposes. Contractor will be solely responsible for, and United will have no obligations or duties with respect to, the dispatch of Contractor’s flights. For the purposes of this Exhibit I, the term “dispatch” shall include, but will not be limited to, all planning of aircraft itineraries and routings, fueling and flight release.

United ID Numbers

Contractor, at its sole expense, will participate in United’s automated vendor identification number process. This process is a daily file in a specific format which manages the United vendor identification numbers. The identification numbers are used for system access and pass travel benefits.

Flight Information

Contractor, at its sole expense, will provide accurate real time flight and crew information to the designated United system (including without limitation updates of irregularities) via the designated transmission mechanism.

Data shall include, but not be limited to (subject, in each case, to the availability of systems for the Covered Aircraft to collect such data):

●	Estimated Departure/Arrival Times;
●	Brake Release;

Exhibit I-1

Execution Version

●	Wheel Movement (forward and backward, including first movement after Actual Out Time)
●	Actual Out/Off/On and In Times;
●	Aircraft assignments;
●	Irregular Ops; and

o	Cancel, Re-instate, Diversion, No-Stop, Extra flying, Return to blocks or Field;

●	Flight Plan Enroute Time
●	Operating/Deadheading Crew Data, provided that such information may be de-identified with respect to individual employee names and any other information that would allow United to specifically identify individual employees.
●	Operating Crew Routings (connect from / to); and
●	Operating crew time per applicable contract or legal parameters

Partner Flight Ops System

Contractor, at its sole expense, will provide United’s designated representatives web access to its Flight Operations System for Flight/Crew Departure Papers and other necessary data requested by United.

United Systems

United will provide access to, and pay for the cost of implementing, the following:

●	SHARES – Passenger Service System
o	United will provide SHARES set addresses and signs, however, the flying partner will need to provide the terminal emulation package (can be purchased via United).

●	FLIFO Portal – For manual input in correction of FLIFO
●	SSD – Real time performance data for flying partner

Exhibit I-2

Execution Version

IT Support

Contacts

Contractor will provide a 24/7 technical support contact and contacts for United to escalate IT issues.

Change Management

Contractor will comply with United’s change management processes and system freezes. The change freeze restricts IT system changes during specific periods (Example – 1 week prior to 1 week after a major holiday). Contractor will notify United at least three (3) days prior to any scheduled system or network outage.

IT System Automated Monitoring/Alerting

Contractor, at its sole expense, will provide and maintain or arrange for the provision of automated monitoring and alerting for IT system and network issues. This service must be programmed to page or call a valid on-call contact with any IT system or network issue being experienced by Contractor.

Notification

Contractor will notify United’s designated Service desk (24/7) (accessible at [***] or [***] or any other phone number provided by United from time to time) with any outages or technical issues that impact flights operated by Contractor in the provision of Regional Airline Services.

Exhibit I-3

Execution Version

EXHIBIT J

Aircraft Cleanliness and Refurbishment Standards

[***]

Exhibit J-1

Execution Version

EXHIBIT K

Form of Parent Guarantee

This GUARANTY AGREEMENT (as amended from or supplemented from time to time, this “Guarantee”), effective as of May , 2013 (the “Effective Date”) by SKYWEST, INC., a Utah corporation (the “Guarantor”), for the benefit of UNITED AIRLINES, INC., a Delware corporation (“Guaranteed Party”). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the CPA (as defined below).

RECITALS

WHEREAS, concurrently with the execution of this Guaranty Agreement, SkyWest Airlines, Inc., a Utah corporation (“Contractor”), and Guaranteed Party are executing that certain Capacity Purchase Agreement (the “CPA”) dated as of even date herewith and the Ancillary Agreements;

WHEREAS, pursuant to the CPA and the Ancillary Agreements, Contractor agrees to perform certain obligations and provide certain services to Guaranteed Party, in each case as more fully set forth therein;

WHEREAS, Contractor is a direct wholly-owned subsidiary of Guarantor; and WHEREAS, Guarantor is fully informed, understands and acknowledges that it is a requisite inducement for Guaranteed Party to enter into the CPA and the Ancillary Agreements that Guarantor execute and deliver this Guaranty Agreement (as the same may be amended or supplemented from time to time, herein referred to as this “Guaranty”).

NOW, THEREFORE, in consideration of the benefits, rights and interests to Contractor derived from the CPA and the Ancillary Agreements, for a necessary inducement to the Guaranteed Party to enter into the CPA and the Ancillary Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor, fully aware that the Guaranteed Party is relying hereupon, hereby agrees as follows:

SECTION 1. Guaranty of Obligations.

(a)Guarantor unconditionally, absolutely and irrevocably guarantees that Contractor shall perform and observe each agreement, covenant, obligation, term and condition of the CPA and the Ancillary Agreements (collectively, the “Performance Obligations”) to be performed or observed by Contractor, and upon Contractor’s failure to do so, Guarantor shall promptly perform and observe, or shall cause to be promptly performed and observed, each such Performance Obligation at its sole cost and expense.

(b)Guarantor unconditionally, absolutely and irrevocably guarantees that any and all sums, of whatever character, stated in the CPA and the Ancillary Agreements

Exhibit K-1

Execution Version

(collectively, the “Payment Obligations,” and together with the Performance Obligations, the “Obligations”) to be payable by Contractor, shall be timely paid in full when due in accordance with the provisions thereof. Notwithstanding anything to the contrary in this Guaranty, the CPA and the Ancillary Agreements, Guarantor’s Obligations with respect to any payment (including without limitation any amount of base compensation, incentive compensation, rent, rebate, penalty or other payment) under Article II, clause (iii) of Section 7.01 (other than with respect to any third-party claim), and any similar agreement entered into in accordance with the terms of Section 10.4 of the CPA and in each case resulting directly from a Labor Strike, or otherwise resulting directly from the failure to fly any Schedule Flights because of a Labor Strike, shall not in any event [***]. This Guaranty is a guaranty of payment and performance, not merely of collection, and is unconditional and absolute in all respects, and if for any reason any Payment Obligation shall not be paid timely when due, Guarantor shall immediately pay the same to the person entitled thereto pursuant to the provisions of the CPA, as if such sums constituted the direct and primary obligation of Guarantor, regardless of whether any person has taken any steps to enforce any rights against Contractor or any other person to collect such sum. This Guaranty shall at all times be valid and enforceable without set off, deduction or counterclaim irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty or the obligations of Guarantor under this Guaranty.

SECTION 2. Subsequent Occurrences. To the fullest extent permitted under applicable law, the obligations of Guarantor hereunder shall be absolute and unconditional, shall be continuing and independent of, and in addition to, any and all rights and remedies Guaranteed Party may have under the CPA or any Ancillary Agreement and any other guaranties, agreements or documents now or hereafter given in connection therewith by Guarantor or others and remain in full force and effect until final and irrevocable payment or performance, and shall not be released, discharged, affected or impaired in any respect by: (a) any amendment, modification, or cancellation of, or addition or supplement to the CPA or any Ancillary Agreement, including without limitation, any change in the time, manner or place of payment of amounts due under the CPA or any Ancillary Agreement; (b) the entering into, or the modification or amendment in or of, any lease or sublease of any aircraft or engine, any contract or arrangement for the maintenance or refurbishment of any aircraft or engine, any contract or arrangement for the provision of ground handling services, any lease, sublease or other agreement relating to the use of any terminal or non-terminal airport facility, or any loan agreement, note, deed of trust, assignment, contract or other document or agreement entered into by Contractor or Guarantor relating to the provision of regional airline services (together with the CPA and the Ancillary Agreements, the “Documents”); (c) any exercise, acceleration, extension, compromise, settlement, non-exercise, waiver, release, or cancellation by Guaranteed Party of any right, remedy, power or privilege under or related to the Documents or any other guaranty of Contractor obligations; (d) the invalidity or unenforceability, in whole or in part, of any of the Documents; (e) any change in the corporate existence, structure or ownership of Contractor or the Guarantor or any insolvency, bankruptcy, reorganization or other similar proceeding affecting either of them or their assets; (f) any release or waiver of or delay in the enforcement of rights against Contractor, Guarantor or any other person or entity under any of the Documents or against any security thereunder; (g) the exercise by Guaranteed Party of any of its rights or

Exhibit K-2

Execution Version

remedies under any one or more of the Documents; or (h) any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, and any other circumstance which might otherwise constitute a legal or equitable defense, release or discharge of the liabilities of a guarantor or surety, or which might otherwise limit recourse against the Guarantor. If acceleration of the time for the performance or payment of any Obligation is stayed upon the insolvency, bankruptcy or reorganization of Contractor, all Obligations that are subject to acceleration under the terms of the CPA and the Ancillary Agreements shall nonetheless be performed or payable hereunder by the Guarantor.

SECTION 3. Waiver. Guarantor hereby specifically agrees that it shall not be necessary or required as a condition to enforcement of the obligations hereunder against it, that there be (and Guarantor, to the fullest extent permitted by applicable law, specifically waives) diligence, presentment, or protest of any kind whatsoever with respect to this Guaranty or the Obligations; such waiver includes, without limitation: (a) presentment for payment upon Contractor or Guarantor or the making of any protest; (b) any requirement to exhaust any remedies exercisable upon a default under the CPA or any Ancillary Agreement or to give any notice of non- performance or non-payment; (c) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety; or (d) so long as any Obligation remains outstanding, any right of subrogation by virtue of any performance or payment made hereunder. Guarantor agrees that any payment or performance of the Obligations guaranteed hereunder or other act that tolls any statute of limitations applicable to enforcement of the Obligations shall similarly operate to toll any statute of limitations applicable to any liability of Guarantor hereunder. In addition, to the fullest extent permitted by applicable law, Guarantor waives the benefit and advantage of any and all valuation, stay, appraisement, extension or redemption laws which, but for this provision, agreement and waiver, might be applicable to any sale made under any judgment, order or decree of any court or otherwise based on this Guaranty. All waivers made by Guarantor in this Section 3 and elsewhere throughout this Guaranty are intentional and made by Guarantor after due consideration of all the consequences thereof.

SECTION 4. Representations and Warranties of Guarantor. Guarantor represents and warrants as of the Effective Date and covenants to the Guaranteed Party that:

(a)Guarantor is a corporation duly incorporated and validly existing in good standing pursuant to the laws of the State of Utah; and has the corporate power and authority to carry on its business as presently conducted and to enter into and perform its obligations hereunder; and Guarantor is duly qualified to do business as a foreign corporation in each jurisdiction in which its operations or the nature of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder and under the Guaranty;

(b)The execution, delivery and performance by Guarantor of this Guaranty have been duly authorized by all necessary corporate action on the part of Guarantor;

Exhibit K-3

Execution Version

(c)This Guaranty has been duly authorized, executed and delivered by Guarantor and constitutes legal, valid and binding obligations of Guarantor enforceable against Guarantor in accordance with the terms hereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application relating to creditors’ rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

(d)Neither the execution nor delivery of this Guaranty nor performance of nor compliance with the terms and provisions hereof shall violate any order, writ, injunction, decree, statute, judgment, rule, regulation or law applicable to Guarantor or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement or instrument to which Guarantor is now a party or by which Guarantor is bound or any organizational document of Guarantor, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Guarantor or constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, breach, default, acceleration or creation or imposition of liens, charges or encumbrances;

(e)No consent of any other person and no filing with, and no permit, authorization, consent, license or approval of, any public body or authority is necessary for execution and delivery of this Agreement by Guarantor and the performance by Guarantor of its obligations hereunder the enforceability against the Guarantor, or the validity of this Guaranty, except for such filings, permits, authorizations, consents, licenses or approvals which have been made or obtained;

(f)true and correct copies of the financial statements of Guarantor as of December 31, 2011 have been delivered to the Guaranteed Party; such financial statements have been audited by independent certified public accountants, have been prepared in accordance with generally accepted accounting principles consistently applied with financial statements of prior years, are correct and complete and fairly present the financial condition and operating results of Guarantor as of such date; and since December 31, 2011, there has been no material adverse change in such condition or operations, except for such matters timely disclosed in any subsequent quarterly report on Form 10-Q or interim report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) prior to the Effective Date and furnished to the Guaranteed Party;

(g)To Guarantor’s knowledge, neither Contractor’s execution nor delivery of the CPA or any Ancillary Agreement nor Contractor’s performance of nor compliance with the terms and provisions thereof shall violate any order, writ, injunction, decree, statute, judgment, rule, regulation or law applicable to Contractor or conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default under or result in the acceleration of any obligation under, any material contract, sales commitment, license, purchase order, security agreement, mortgage, note, deed, lien, lease or other agreement or instrument to which

Exhibit K-4

Execution Version

Contractor is now a party or by which Contractor is bound or any organizational document of Contractor, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Contractor constitute any event which, after notice or lapse of time or both, would result in such violation, conflict, breach, default, acceleration or creation or imposition of liens, charges or encumbrances; and

(h)To Guarantor’s knowledge, Contractor is not (i) in violation of its charter or by-laws, (ii) in breach or default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, where such violation, breach, default or failure would have a material adverse effect on Contractor or on Contractor’s ability to provide Regional Airlines Services and otherwise perform its obligations under the CPA and each of the Ancillary Agreements. To the knowledge of Guarantor, no third party to any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument that is material to Contractor and to which Contractor is a party or by which it is bound or to which any of its properties are subject, is in default in any material respect under any such agreement.

Without limiting the other remedies of the Beneficiaries (as defined in Section 9 below) as a result of a breach of any of the foregoing representations and warranties, Guarantor hereby agrees to indemnify the Beneficiaries, their Affiliates and their respective officers, directors, partners, members, employees and agents, and hold them harmless from and against any and all losses, claims, damages, liabilities, expenses (including without limitation reasonably legal fees and expenses), judgments, fines and settlements any of them may incur as a result of any material breach of any representation or warranty contained herein.

SECTION 5. Transfer of Interest. Guarantor shall not offer, issue, deliver, distribute, assign, pledge, grant, sell or otherwise transfer any capital stock or other equity interest of Contractor or any other Guarantor in a manner which would result in Contractor ceasing to be a direct or indirect wholly-owned subsidiary of Guarantor. Notwithstanding the foregoing, this Section 5 shall not prohibit the liquidation or merger of Contractor so long as the successor to Contractor is Parent, or a direct or indirect wholly-owned subsidiary of Parent.

SECTION 6. Termination. Guarantor’s obligations provided for herein shall terminate on the date the Obligations shall have been irrevocably paid, performed and observed in full. If at any time any performance by Contractor of any Obligation or payment by Contractor or Guarantor is rescinded or must be otherwise restored or returned, whether upon the insolvency, bankruptcy or reorganization of Contractor or otherwise, Guarantor’s obligations hereunder with

Exhibit K-5

Execution Version

respect to such Obligation shall be reinstated at such time as though such Obligation had become due and had not been performed or payment had not been made.

SECTION 7. Self-Help Rights. If Guarantor fails or refuses to perform any or all Obligations, in the case of any non-monetary Obligations, such failure or refusal continues for [***] following written notice thereof to Guarantor, then, in addition to any other rights and remedies which the Guaranteed Party may have hereunder or elsewhere, and not in limitation thereof, the Guaranteed Party shall have the right (but without any obligation so to do) to take action (including the payment of amounts due to any third party) to satisfy such Obligation either before or after the exercise of any right or remedy of Guaranteed Party against Contractor or Guarantor. The amounts of any and all expenditures so made by Guaranteed Party in satisfaction of such obligation (INCLUDING ANY SUCH EXPENDITURE ARISING FROM OR IN CONNECTION WITH GUARANTEED PARTY’S NEGLIGENCE IN TAKING SUCH ACTION, BUT EXCEPTING ANY SUCH EXPENDITURES TO THE EXTENT PROVEN TO HAVE BEEN CAUSED BY OR ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF GUARANTEED PARTY) shall be immediately due and payable to Guaranteed Party by Guarantor.

SECTION 8. Notices. Any notice or other communications required, contemplated or permitted by this Guaranty shall be in writing and shall be deemed served (a) when personally delivered, (b) on the next business day after delivery to a reputable overnight courier for next business day delivery, or (c) five business days after deposit in the United States mail, registered mail or certified mail, postage prepaid, in each case to a party at the applicable address below:

If directed to Guarantor, addressed to:

SkyWest, Inc.

444 South River Road

St. George, Utah 84790

Attention: President

Telecopy No.: (435) 634-3305

If directed to Guaranteed Party addressed to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President – Network Operations & United Express

Facsimile No.: (872) 825-0030

with a copy to:

Exhibit K-6

Execution Version

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President and Deputy General Counsel

Facsimile No.: (872) 825-0308

Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

SECTION 9. Successors. All of the terms of this Guaranty shall inure to the benefit of Guaranteed Party’s successors and assigns (the “Beneficiaries”) and be binding upon Guarantor’s successors and assigns; provided that the Guarantor may not assign, delegate or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Guaranteed Party except as otherwise described in Section 5 hereof. Guaranteed Party may, in its sole discretion, assign part or all of its rights hereunder at any time and from time to time.

SECTION 10. Miscellaneous.

(a)This Guaranty may be signed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Guaranty. Neither this Guaranty nor any other term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which such enforcement of the change, waiver, discharge or termination is sought. The captions are for convenience only and shall in no way affect the manner in which any provision hereof is construed.

(b)This Guaranty is subject to, and will be governed by and interpreted in accordance with, the laws of the State of Illinois, excluding conflicts of laws principles, and of the United States of America. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Guaranty may only be brought in the United States District Court for the Northern District of Illinois (or, if such court does not accept jurisdiction, such action or proceeding may only be brought in any Illinois state court sitting in the County of Cook, Illinois) and each of the parties hereto irrevocably consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives, to the fullest extent permitted by law, any objection to venue laid therein. Notwithstanding the preceding sentence, process in any action or proceeding referred to therein may be served by appropriate means on the other party outside of the Northern District of Illinois (or the County of Cook, Illinois, as applicable). Each party further agrees to waive any right to a trial by jury. Because a breach of the provisions of this Guaranty could not adequately be compensated by money damages, any party shall be entitled to an injunction restraining such breach or threatened breach and to specific performance of any provision of this Guaranty and, in

Exhibit K-7

Execution Version

either case, no bond or other security shall be required in connection therewith, and the parties hereby consent to the issuance of such injunction and to the ordering of specific performance.

(c)This Guaranty, together with the CPA and the Ancillary Agreements, to the extent references are made thereto in this Guaranty, constitutes the entire agreement among the parties and supersede any prior understanding, agreements or representations by or among the parties, written or oral, to the extent they have related in any way to the subject matter hereof.

(d)Any term or provision of this Guaranty that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(e)No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No course of dealing between any parties shall change, modify or discharge, in whole or in part, this Guaranty or any of the obligations of Guarantor hereunder. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(f)This Guaranty has been delivered free of any conditions and, except as otherwise expressly set forth herein, no representations have been made to Guarantor affecting or limiting the liability of Guarantor hereunder except as expressly provided herein.

(g)No action or proceeding brought or instituted under this Guaranty and no recovery in pursuance thereof shall be a bar or defense to any further action or proceeding which may be brought under this Guaranty by reason of any further default or defaults hereunder or in the performance and observance of the terms, covenants, conditions, and provisions in the Documents.

(h)Any and all amounts due and owing by Guarantor to Guaranteed Party hereunder that are not paid in full to Guaranteed Party within [***] following the earlier of the due date or demand therefor shall bear interest from the date such amounts were due hereunder until paid in full at a rate equal to [***].

(i)Guarantor acknowledges that Guaranteed Party will rely upon this Guaranty in entering into the CPA and the Ancillary Agreements.

(j)Notwithstanding anything contained herein to the contrary, if the Guarantor hereunder is not the Parent, then nothing in this Guaranty shall prevent the liquidation of the Guarantor or the merger or consolidation of the Guarantor with or into another guarantor (as such term is defined in the CPA).

Exhibit K-8

Execution Version

IN WITNESS WHEREOF, the Guarantor and Guaranteed Party hereto have executed this Guaranty Agreement as of the day and year first above written.

GUARANTOR:

SkyWest, Inc.

By:
Name:
Title:

GUARANTEED PARTY:

UNITED AIRLINES, INC.

By:
Name:
Title:

Exhibit K-9

Execution Version

EXHIBIT L

Exhibit L-1

Execution Version

EXHIBIT M

Career Path Program for Pilots

[***]

Exhibit M-1

Execution Version

EXHIBIT N

SAFETY STANDARDS FOR UNITED AND UNITED EXPRESS CARRIERS

Contractor agrees and, as applicable, represents and warrants, to each of the following:

1.

Contractor is in compliance with, has obtained the applicable air carrier approvals with respect to, and shall remain in compliance throughout the Term of this Agreement, with the U.S. Department of Defense (DoD) Quality and Safety Requirements (including without limitation 32 CFR Part 861 and any other applicable governmental quality or safety requirement), and will maintain approval and continue to comply with all applicable Federal Aviation Regulations (F.A.R.). In the event any change to such compliance or status occurs at any time during the Term, Contractor shall notify United immediately of both (x) any such change and (y) the corrective actions taken by Contractor or a correction action plan.

2.

Any non-compliance with any safety requirements or corrective action plans shall be grounds for partial or complete suspension or termination by United, without further liability, of this Agreement or any of the terms or conditions of this Agreement; but, with reservation of all other rights and remedies available to United.

3.	Additional safety reviews and audits may be required at United’s discretion and Contractor shall cooperate with all such reviews and audits.
4.	Contractor shall perform all operations in accordance with United Airlines Policies and Procedures and Regional Ground Operations Manual (RGOM).
5.

In all facets of United Express Carrier operations, SAFETY shall be Contractor’s #1 priority. Contractor shall ensure all personnel maintain this same standard during the course of performing their duties.

6.	In addition, Contractor agrees to implement or maintain, as applicable, the following:
a.	Mutual support of one another in implementing these standards by sharing safety data, information and expertise.
b.	Quality maintenance and operations training programs
c.

A carrier internal evaluation program to monitor all operational divisions to include, at a minimum, key safety issues, dangerous goods handling, and training records and qualifications for all personnel.

d.	Quality programs to manage outsourcing of services.
e.

A formalized maintenance quality assurance program to monitor all maintenance and maintenance support activities including but not limited to maintenance practices, required inspection items and technical document control.

f.	Implementation of a program to rectify FAA inspection findings.
g.	Presence of a voluntary self-disclosure reporting program.

Exhibit N-1

Execution Version

h.	Formal process to routinely bring safety and compliance issues to the attention of carrier’s senior management.
i.	Anonymous and non-punitive safety hazard reporting system.
j.	A Senior Management policy statement supporting open safety reporting by employees.
k.	Director of Safety, reporting to the highest levels of management, overseeing the carrier’s safety programs.
l.	Process for managing corrective actions from FAA and internal audit program as well as employee disclosure.
m.	Ongoing flight safety education/feedback program.
n.	Ground safety program in airport operating areas.
o.	Incident investigation process that includes accountability, recommendations and corrective actions taken.
p.	Establishment and maintenance of emergency response procedures and manual.
q.	Participation in UAL/industry safety information exchange forum.
r.	Compliance with the safety standards set forth by the International Air Transport Authority (IATA) Operational Safety Audit (IOSA) and shall not be suspended from such IOSA registry.

Exhibit N-2

Execution Version

EXHIBIT O

Form of Assignment Agreement

This Agreement (this “Agreement”) is made and entered into, and is to be effective on, this the          day of             (the “Effective Date”), by                         , a         corporation (“Assignor”) and                    , a                   corporation (“Assignee”), [and the                          (“Airport Lessor”)].

W I T N E S S E T H:

WHEREAS, Assignor leases space], designated on Exhibit(s)              attached hereto and made a part hereof (together the “Premises”), at                  at the                          Airport,                (the “Airport”) under a certain [Airport Use and Lease Agreement dated                  , (as amended, hereinafter referred to as the “Lease”)] between Assignor and the Airport Lessor;

WHEREAS, a copy of the Lease has been provided to Assignee and is incorporated herein by reference;

WHEREAS, Assignee operates at the Airport and from portions of the Premises;

WHEREAS, Assignor desires to assign to Assignee [all] [a portion] of Assignor’s remaining right, title and interest in the Lease [insofar (and only insofar) as the Lease pertains to certain leased premises and improvements described on the attached Annex 1], such space herein called the “Assigned Space” and the improvements located within the Assigned Space are herein called the “Assigned Space Improvements”. The Assigned Space and Assigned Space Improvements are herein called the “Assigned Premises”;

WHEREAS, Assignee desires to accept such assignment from Assignor;

[WHEREAS, such assignment requires the prior written consent of the Airport Lessor];

[WHEREAS, pursuant to the Lease, such assignment does not require the consent of the Airport Lessor (but written notice of such assignment is required to be given to the Airport Lessor)].

NOW, THEREFORE, in consideration of the assignment herein made and of the mutual agreements and covenants hereinafter set forth, the parties hereto agree as follows:

1.	DEMISE AND USE

Effective on the Effective Date, Assignor hereby assigns to Assignee all of the interest of the lessee under the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises].

Exhibit O-1

Execution Version

2.	ACCEPTANCE OF ASSIGNMENT

Assignee accepts the foregoing assignment of the Lease [insofar (and only insofar) as the Lease pertains to the Assigned Premises] and covenants with Assignor, from and after the Effective Date, to pay all rent and other charges provided for in the Lease, as amended and to perform and observe all of the other covenants, conditions and provisions in the Lease, as amended, to be performed or observed by or on the part of Assignor as tenant under the Lease [in respect of the Assigned Premises].

3.	WARRANTIES

Assignor hereby warrants and covenants that (i) except for the rights and interests of the Airport Lessor under the Lease, Assignor is now the sole owner of all rights and interests in and to the Assigned Premises, (ii) the Lease[, as it relates to the Assigned Premises,] is in full force and effect, (iii) Assignor has complied with all terms and provisions of the Lease [as it relates to the Assigned Premises] and same is not currently in default and Assignor knows of no condition which with the passage of time or giving of notice might constitute a default under the Lease by any party, and (iv) the Assigned Premises and the Lease [, insofar as it relates to the Assigned Premises,] are free from all liens and encumbrances. A copy of the Lease (and all amendments thereto) are attached as Annex 2.

Subject to the foregoing, Assignee accepts the Assigned Premises and equipment thereon “AS IS” and acknowledges that there is, with respect to the Assigned Premises and equipment thereon, NO WARRANTY, REPRESENTATION, OR CONDITION OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION THE WARRANTY OF HABITABILITY, MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR

PURPOSE, and that none shall be implied by law. Except as stated in this Agreement, Assignee acknowledges that Assignor has made no representations with respect to the Assigned Premises or equipment. Final determination of the suitability of the Assigned Premises or equipment for the use contemplated by Assignee is the sole responsibility of Assignee, and Assignor shall have no responsibility in connection with such suitability.

4.	ASSIGNEE TO COMPLY WITH LEASE TERMS

Assignee agrees to perform and observe all of the covenants, conditions and terms of the Lease relating to the period of time from and after the Effective Date [(insofar, but only insofar, as the same related to the Assigned Premises)], and to protect, defend, indemnify and hold harmless Assignor from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance of the covenants, conditions or terms of the Lease [(insofar, but only insofar, as the same relates to the Assigned Premises)]. Assignor shall comply with all remaining terms of the Lease, to the extent any non-compliance could adversely affect Assignee rights in or to the Assigned Premises. Assignor agrees to protect, defend, indemnify and hold harmless Assignee from and against all claims, damages, and expenses of any kind asserted by any person or entity, including the Airport Lessor, arising out of the nonperformance, nonobservance or improper performance or observance prior to the Effective Date of the covenants, conditions or terms of the Lease [(insofar, but only insofar as the same relates to or effects the Assigned Premises)]. Nothing herein shall be construed as to

Exhibit O-2

Execution Version

obligate Assignee to be responsible in any way for any hazardous material located in, or the environmental condition of, the Assigned Premises as of the Effective Date to the extent not caused by or arising from Assignee’s operations.

5.	APPROVALS

[This Agreement shall not become effective unless and until the consent of the Airport Lessor is given by execution of consents for the assignments herein made, which consents shall be requested on the standard form for such consents by the lessor as attached hereto as Annex 3. Assignor and Assignee hereby mutually agree to expeditiously take any and all actions, and to cooperate fully with each other, with respect to obtaining any approvals, authorizations, licenses or similar items that may be necessary or desirable in order to carry out the agreements set forth herein or contemplated hereby. The parties hereto agree to request the consent of the Lessor on the consent form attached hereto as Annex 3. The parties agree to make such reasonable changes to such form as may be required by Airport Lessor.]

[Consent by Airport Lessor. Airport Lessor, as evidenced by its execution below, does hereby consent to this Assignment, [releases Assignor from all of its responsibilities and obligations under the Lease that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations thereafter under the Lease [as it relates to the Assigned Premises].]

[Acknowledgement. Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

6.	APPLICABLE LAW

[The laws of the State where the Assigned Premises are located shall be used in interpreting this Agreement and in determining the rights of the parties under it.]

7.	SEVERABILITY

If any part of this Agreement is held to be invalid by final judgment of any court of competent jurisdiction, the part held invalid shall be modified to the extent necessary to make it valid or, if necessary, excised, and the remainder of the Agreement shall continue to remain effective.

8.	ENTIRE AGREEMENT

This Agreement contains the entire agreement between the parties with respect to its subject matter and may not be changed in any way, except by a written instrument executed by the parties and, if necessary, approved by the Airport Lessor.

9.	SUCCESSORS AND ASSIGNS

The provisions of this Agreement shall be binding on the parties, their successors and assigns.

Exhibit O-3

Execution Version

IN WITNESS WHEREOF, the parties have properly executed this Agreement effective the date first above written.

ATTEST:	[ASSIGNOR]

BY:
TITLE:
DATE:

ATTEST:	[ASSIGNEE]

BY:
TITLE:
DATE:

[Consent of Airport Lessor

By:
Name:
Title:

Date:]

Exhibits to be Attached:

Annex 1 – Description of Assigned Space

Annex 2 – Copy of Lease

Annex 3 – Request for Consent

Exhibit O-4

Execution Version

ANNEX 1

to the Form of Assignment

[***]

Exhibit O-5

Execution Version

ANNEX 2

to the Form of Assignment

[***]

Exhibit O-6

Execution Version

ANNEX 3

to the Form of Assignment

REQUEST FOR CONSENT TO ASSIGNMENT

            , a                  corporation (“Assignor”) and                         , a                       corporation (“Assignee”) hereby apply to the [             ] (the “Airport Lessor”) for its consent to an Assignment attached as Exhibit “A” and dated                          (the “Effective Date”), for premises described therein (the “Assigned Premises”) as required by the [                          Use and Lease Agreement] (the “Agreement”) with                          for certain premises at                          Airport. As consideration for the granting of the aforesaid consent and without limitation of any right or remedy of the Airport Lessor as set out in the Agreement, Assignor and Assignee agree with the Airport Lessor as follows:

1.

Assignor represents to Assignee that to its knowledge as of the date hereof, the agreement dated                   , by and between the Airport Lessor, as Lessor, and Assignor, as Lessee, is in full force and effect and there are no rental fees in arrears and no notices of termination or default are outstanding.

2.

The parties hereto recognize and agree that the cancellation, termination, or expiration of the Agreement shall serve to terminate Assignor’s and Assignee’s rights and obligations concerning the Assigned Premises.

3.	All notices to Assignee (as Lessee) with respect to the Assigned Premises pursuant to the Agreement shall hereinafter be sent to Assignee at the following address:

4.	In addition, it is expressly understood and agreed as follows:

(a)

That by the granting of this consent to Assignment, the Airport Lessor is not consenting in advance to any future subleases or assignments of the Assigned Premises or any other facilities by [either Assignor or] Assignee.

(b)

That no future amendment, modification or alteration to the Assignment shall be or become effective without prior notice to and approval by the Airport Lessor if required by the provisions of the Agreement.

(c)

That Airport Lessor, as evidenced by it execution of this consent below, [releases Assignor from all of its responsibilities and obligations under the Agreement that are attributable to the period of time after the Effective Date, and] agrees to look solely to Assignee for performance of all obligations thereafter under the Lease [as it relates to the Assigned Premises].

(d)

[That Assignor and Airport Lessor hereby represent to Assignee that the Lease is currently in full force and effect, and that they know of no events of default relating to the Lease or the Assigned Premises as of the date hereof.]

Exhibit O-7

Execution Version

The parties accept the foregoing acknowledgments and agreements and the Airport Lessor hereby consents to the Assignment attached as Exhibit “A”. However, the terms of the Agreement and this Request for Consent shall prevail over any conflicting terms or provisions contained in Exhibit “A” hereto.

FOR THE AIRPORT LESSOR:	FOR [ASSIGNOR]:
APPROVED	APPROVED

Name:	Name:

Title: Director, Department of Aviation	Title:

Date:	Date:

FOR [ASSIGNEE]:
ATTEST/SEAL:	APPROVED

Name:	Name:

Title: Corporate Secretary	Title:

Date:	Date:

Exhibit O-8

Execution Version

EXHIBIT P

Charter Flight Operations

Subject to the provisions of Section 2.1 establishing, without limitation, that United shall, in its sole discretion, establish all schedules for Charter Flights, including determining the city-pairs served, frequencies, utilization and timing of scheduled arrivals and departures, and shall, in its sole discretion, make all determinations regarding the establishment and scheduling of any Charter Flights, and that Contractor shall operate such Charter Flights pursuant to the terms of the Agreement, each of Contractor and United agrees to the following:

1.

United agrees to schedule Charter Flights using only aircraft that are available to schedule, including Remain Over Night (“RON”) aircraft that are not otherwise in maintenance. Charter Flights shall be scheduled as provided in Section 2.1(c).

2.

Charter Flights shall be performed at the rates as set forth in Schedule 2; provided that the parties, acting in good faith, shall determine an increase, if any, in such rates to compensate Contractor for any reasonably documented excess costs incurred by Contractor as a result of such Charter Flights and not otherwise contemplated by the rates set forth on Schedule 2; provided further that United shall pay Contractor for any reasonably documented incremental costs incurred by Contractor as a result of a termination or cancellation of a Charter Flight occurring after the delivery of the Final Monthly Schedule (which, pursuant to Section 2.1(c), occurs not later than [***] prior to the beginning of the calendar month to which a Final Monthly Schedule relates), and Contractor agrees to use commercially reasonable efforts to minimize the incremental costs incurred by Contractor as a result of such cancellation.

3.	Contractor agrees to have its System Operations Control (“SOC”) employees work directly with United to successfully operate Charter Flights.

4.	Contractor’s SOC will ensure Charter Briefings provided by United are distributed to and reviewed by its crews before the operation of any Charter Flight.

5.

Contractor agrees to provide United’s Charter Operations Planner aircraft routing and assigned crew information (including contact information for the crew) [***] before the start of any Charter Flight.

6.

Contractor’s SOC will remain in constant contact with United’s Charter Operations Planners while conducting any Charter Flight on behalf of United, advising them of weather, maintenance issues, and other factors that could impact, delay, or cause the cancellation of any Charter Flight.

7.	United personnel will be the sole contact with the charterer and will advise the customer of any delay or cancellation to a Charter Flight.

Exhibit P-1

Execution Version

8.	Contractor will provide Operations Engineering support capable of providing Charter Flight approval for new airports and routes within [***] of the initial request from United.

Exhibit P-2

Execution Version

EXHIBIT Q

[***]

Exhibit Q-1

Execution Version

EXHIBIT R

Ground Handler Indemnity

Unless superseded by another agreement between a United Ground Handler (as defined below) and Contractor, the following provisions shall apply with respect to the actions of United or any of United’s affiliates, in each case only to the extent that such person is acting directly in the capacity as a ground handler (a “United Ground Handler”) for Contractor pursuant to this Agreement.

1.

Indemnification. The United Ground Handler (the “Indemnitor”), on the one hand, shall indemnify, defend and hold harmless Contractor and its directors, officers, employees and agents, on the other hand (the “Indemnitees”), from and against any and all liabilities, damages, fines, judgments, or expenses and losses of any kind (including reasonable attorney’s fees and costs) incurred by Indemnitee, in connection with any demands, claims, actions, suits, administrative or judicial proceedings, or investigations of any kind brought by any third party (including, without limitation, any claim of trademark, patent or copyright infringement, defamation, libel, slander, breach of confidentiality, privacy violation, false or deceptive advertising or sales practices), arising out of: (i) Indemnitor’s performance or failure in performance of any of its obligations under this Agreement (except to the extent that an Indemnitee is responsible for such claim); (ii) any fines and penalties imposed by a court of law or governmental regulatory or law enforcement agency; or (iii) any infringement of a third party’s copyright, U.S. patent, trademark, service mark, trade secret, or other intellectual property right when Indemnitee uses materials provided by Indemnitor pursuant to and in accordance with the terms of this Agreement, all except to the extent caused by the negligence or willful misconduct of Indemnitee.

2.

Exclusion of Consequential Damages. THE INDEMNITOR SHALL NOT BE LIABLE TO ANY PERSON PURSUANT TO THIS EXHIBIT R FOR ANY INDIRECT, INCIDENTAL, PUNITIVE, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF REVENUE OR LOST PROFITS, EVEN IF THE INDEMNITOR HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND EACH INDEMNITEE HEREBY RELEASES AND WAIVES ANY CLAIMS AGAINST THE INDEMNITOR REGARDING SUCH DAMAGES.

3.

Prompt Notification. Any Indemnitee seeking indemnification hereunder shall give prompt and timely notification to the Indemnitor of any such claim, fine, penalty, action or proceeding, and allow the Indemnitor the right to compromise or participate in the defense of same.

Exhibit R-1

May 1, 2014

Eric Woodward

Chief Accounting Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: First Amendment (this “First Amendment”) to the Capacity Purchase Agreement

Dear Eric:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendment to be effective as of the date first set forth above:

1.	Section 11.2 of the CPA shall be deleted in its entirety and replaced with the following:

All notices made pursuant to this Agreement shall be in writing and shall be deemed given upon (a) a transmitter’s confirmation of a receipt of a facsimile transmission (but only if followed by confirmed delivery by a standard overnight courier the following Business Day or if delivered by hand the following Business Day), or (b) confirmed delivery by a standard overnight courier or delivered by hand, to the parties at the following addresses:

if to United:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Senior Vice President — United Express

Facsimile No.: (872) 825-0030

with a copy to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President and Deputy General Counsel

Facsimile No.: (872) 825-0081

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and to:

United Airlines, Inc.

Willis Tower

233 S. Wacker Drive

Chicago, IL 60606

Attention: Vice President — Fleet

Facsimile No.: (872) 825-8113

Provided, however, notwithstanding the above, all aircraft delivery notices made pursuant to footnote 1, subsection [(c)] of Schedule 1 to this Agreement shall be emailed to the following United personnel designated by United to receive such aircraft delivery notices:

1.	Senior Manager — UAX Performance (Jameson.Ano@united.com); and
2.	Senior Analyst — UAX Contract Admin (Donna.Potts@united.com)

with an email copy to:

1.	Managing Director - Regional Express Ops Performance (John.Aynes@united.com);
2.	Managing Director - Regional Express Business Strategy (Mary.Movic@united.com); and
3.	Senior Counsel - Commercial (Chervl.Francl@united.com)

if to Contractor:

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Attention: President and COO

Facsimile No.: (435) 634-3305

or to such other address or contact as any party hereto may have furnished to the other parties by a notice in writing in accordance with this Section 11.2”.

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This First Amendment may be signed in counterparts.

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this First Amendment to the undersigned at the address above.

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Very truly yours,

UNITED AIRLINES, INC.

By:	/s/Sandra Pineau-Boddison
Sandra Pineau-Boddison,
Senior Vice President, United Express

Agreed: SKYWEST AIRLINES, INC.

By	:/s/ Eric Woodward
Eric Woodward
Chief Accounting Officer

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September 30, 2014

Mike Thompson

Chief Operating Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Second Amendment (this “Second Amendment”) to the Capacity Purchase Agreement

Dear Mike:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendments to be effective as of May 17, 2014 notwithstanding the date of this Second Amendment written above.

1.	Schedule 2 of the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto and incorporated herein by reference. [***]

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Second Amendment may be signed in counterparts.

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Second Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson
Ted Davidson
Vice President - Procurement

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Eric J. Woodward
Eric J. Woodward
Chief Accounting Officer

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SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

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November 7, 2014

Mike Thompson

Chief Operating Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Third Amendment (this “Third Amendment”) to the Capacity Purchase Agreement

Dear Mike:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendments to be effective as of November 7, 2014 notwithstanding the date of this Third Amendment written above.

1.	In accordance with Sections 3.6 b.(iii)(A)(7) and 4.12 of the CPA, and subject to the reconciliation provisions of the CPA [***].

2.	The following paragraph is hereby added to the end of Section 4.2 of the CPA:

“Without limiting the foregoing, Contractor and its subcontractors performing services for United on behalf of Contractor hereunder shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a).

3.	The following provision is hereby added as a new Subsection 11.17 of the CPA:

“11.17 Unauthorized Payments.

(a)

In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will make any payment, or offer, promise, give or authorize any payment, of any money or other article of value, to any official, employee, or representative of United or any government official or representative, or to any person or entity doing business with United, in order either to obtain business under this Agreement or to retain United’s business under this Agreement, or to direct United’s business under this Agreement to a third party, or to influence any act or decision of any employee or representative of United as pertaining to this Agreement or any government official or representative to perform or to fail to perform his

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or her duties, in each case, under this Agreement, or to enlist the aid of any third party to do any of the foregoing. The parties agree that (i) payments by Contractor to former employees of United in the ordinary course of Contractor’s business, together with matters relating to contractual relationships between United and any former employee of United employed by Contractor and (ii) incidental expenses incurred for business meetings, meals and other minor business related expenses shall not, in each case, violate this paragraph (clause (i) and (ii), “Permitted Actions”).

(b)

In connection with any performance under this Agreement, neither Contractor, nor any officer, employee, or agent of Contractor, will solicit or receive any amount of cash or negotiable paper, or any item, service or favor of value (a “gift”) from United. Contractor will refuse to accept all such gifts and, if received, will return such gifts to the donor. In all such cases Contractor will notify United promptly of such gift or offer thereof. If United deems it necessary, Contractor will turn over such gifts to United for further handling. The parties agree that Permitted Actions shall not violate this paragraph.

(c)

In connection with any performance under this Agreement, Contractor will at all times comply fully with all of the terms and provisions of the Foreign Corrupt Practices Act and any related or successor statute, regulation, or governmental directive regarding payments to foreign nationals or other persons or entities.

(d)

Contractor hereby certifies and represents that no inducements of monetary or other value were offered or given to any United officer, employee or agent, except as is stated in writing to the United official designated to sign this Agreement or except as otherwise stated in this Agreement, prior to execution of this Agreement. Contractor further certifies and represents no official, employee or agent of Contractor shall receive or has received any inducement of monetary or other value from any vendor or contractor of United or has a significant ownership or other interest in a vendor or contractor of United which is or could be perceived by a reasonable person as a conflict of interest, except as is stated in writing to the United official designated to sign this Agreement, prior to execution. The parties agree that Permitted Actions shall not violate this paragraph.

4.	With respect to daytime maintenance, each of Contractor and United shall use commercially reasonable efforts to develop a daytime maintenance program by February 7, 2015.

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Third Amendment may be signed in counterparts.

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If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Third Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Ted Davidson
Ted Davidson
Vice President - Procurement

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Wade Steel
Executive Vice President

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April 7, 2015

Wade Steel

Chief Commercial Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Fourth Amendment (this “Fourth Amendment”) to the Capacity Purchase Agreement

Dear Wade:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendments to be effective as of November 18, 2014 notwithstanding the date of this Fourth Amendment written above.

1.	Exhibit G is hereby deleted in its entirety and replaced with the revised Exhibit G attached hereto as Attachment A and incorporated herein by reference.

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Fourth Amendment may be signed in counterparts.

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If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Fourth Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Bradford R. Rich
Bradford R. Rich
Senior Vice President, United Express

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Wade Steel
Chief Commercial Officer

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Attachment A

EXHIBIT G

Catering Standards

INFLIGHT PRODUCT SALES PRORAM

United will market a portfolio of Inflight products for purchase on United Express flights which includes liquor, beer, wine, food, or other product offerings. Contractor will administer the program related to such in-flight sales (the “Inflight Product Sales Program”) as United’s representative following all policies and procedures of United. The initial policies and procedures established by United for the sale of products onboard Contractor’s flights under the Agreement with United are set forth below. United reserves the right to change the product offerings, policies and procedures associated with the Inflight Product Sales Program at any time and in its sole discretion.

Station Services

●	United, or United’s catering agent, will provide catering services as directed by United.

●	United or its catering agent will provide and stock in galley supplies, including, food, liquor, other beverage, and other product uplift as necessary and will remove, store and re- board perishable supply and beverage items on Remain Over Night (RON)/originating flights at airports designated by United as catering airports.

●	In respect of all catering items (including the Inflight Product Sales Programs), Contractor will coordinate and communicate with United or United’s catering agent regarding all flight activity, cancellations and irregular operations providing necessary information in a timely manner.

Onboard Services

●	United has right to determine meal/beverage and other product offering service parameters and scheduling for Scheduled Flights.

●	United has right to conduct onboard service audits on Scheduled Flights to ensure service standards are being met.

●	Contractor shall ensure that all flight attendants providing Regional Airline Services are trained on meal and beverage service procedures, including liquor and duty-free sales, and will process all transactions for on-board revenue items for food, liquor, duty-free sales and/or any other products for sale. If after the Commencement Date, United initiates a change to the meal/beverage or other product offering services or procedures used or offered by United and such change results in a material increase in cost to Contractor with respect to training of flight attendants, then the parties shall mutually determine the training cost increase to Contractor and United shall reimburse Contractor with respect to such costs.

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●	Contractor will provide, at Contractor’s cost and expense, (i) the initial galley service ship’s equipment to operate, such as food/beverage galley carts (both full size and half size galley carts), trash carts (half size trash carts), and carrier boxes (the “Galley Service Equipment”), and (ii) other galley shipset equipment such as trays, hot jugs, and coffee makers (“Other Equipment”). United shall provide, at United’s cost and expense, the replacement of the Galley Service Equipment as needed; provided that if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct, then Contractor, not United, shall pay for the costs of such replacement. Upon replacement, if the replacement is at United’s cost and expense, then, without further act by either party, title to the replacement Galley Service Equipment shall vest in United free and clear of any liens attributable to Contractor. Contractor shall provide, at its cost and expense, the replacement of Other Equipment, as needed.

●	United shall provide, at United’s cost and expense, any additional Galley Service Equipment as may be necessary for Contractor’s Inflight catering services if more than one shipset per aircraft of any item considered to be Galley Service Equipment is required in United’s reasonable discretion. Galley Service Equipment to be provided by United for the inflight catering services provided by Contractor as part of Contractor’s Regional Airline Services subsequent to Contractor’s initial shipset of Galley Service Equipment shall hereinafter be referred to as the “United Supplemental Equipment”). Contractor’s initial shipset of Galley Service Equipment per aircraft is referred to herein below as the “Contractor Equipment”, and when combined with the United Supplemental Equipment, may be referred to herein below as the “Combined Equipment”, the parties agree as follows:

1.

Contractor acknowledges that in accordance with United’s galley cart exchange program, Contractor Equipment as well as the United Supplemental Equipment, if any, will not be specifically assigned to or otherwise designated to the Contractor; rather, they will be rotated among United’s mainline aircraft and the aircraft operated by the United Express carriers, as cart exchanges are scheduled by United.

2.

A shipset of Galley Service Equipment per E175 aircraft shall consist of one (1) full size food/beverage galley cart, four (4) half size food/beverage galley carts, nine (9) carrier boxes, and two (2) half size trash carts.

3.

The Combined Equipment will be maintained in accordance with United’s galley cart maintenance program, as defined in United’s Food Services Business Manual, Section 4. As such, Contractor’s staff shall ensure that defective or damaged carts and carriers on the aircraft are tagged with the “Galley Equipment Needs Repair” tag.

4.

Contractor shall use reasonable measures, including appropriate administrative, technical and physical safeguards, to secure the Combined Equipment on each of the aircraft operated by Contractor in its Regional Airline Services and while the Combined Equipment is in the care, control, or custody of Contractor. Contractor agrees to notify United promptly whenever any Combined Equipment in the care, control, or custody of Contractor has been, or Contractor reasonably believes or suspects that any such Combined Equipment has been, lost, damaged or destroyed.

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5.

Combined Equipment which is lost will be replaced by United at United’s cost and expense; provided, the cost of any Combined Equipment procured to replace such lost Combined Equipment will be borne by Contractor to the extent United shows that such Combined Equipment was lost due to Contractor’s negligence or willful misconduct. Any Combined Equipment that is unaccounted for will be considered “lost”. If the Combined Equipment was last In the care, custody or control of Contractor and has been lost due to Contractor’s negligence or willful misconduct, United reserves the right to set-off the cost to replace any such lost Combined Equipment in the manner provided in Section 11.13 of the Agreement.

6.

United will provide, at United’s cost and expense, the replacement of any damaged or worn out Combined Equipment as needed; provided, that any Combined Equipment that is damaged will be replaced at Contractor’s expense if United shows that such replacement was needed due to damage caused by Contractor’s negligence or willful misconduct. Worn out Combined Equipment will be considered “damaged” for purposes of this provision if the Combined Equipment has been damaged due to Contractor’s negligence or willful misconduct. United reserves the right to set-off the cost associated with any items that replace any such damaged United Supplemental Equipment in the manner provided in Section 11.13 of the Agreement Upon replacement, without further act by either party, title to the replacement Combined Equipment shall vest in United free and clear of any liens attributable to Contractor.

7.

Contractor acknowledges that the United Supplemental Equipment is owned solely by United. Subject to Section 9 below, United acknowledges that the Contractor Equipment is owned solely by Contractor. Contractor shall ensure that any and all United Supplemental Equipment and all other supplies and equipment of United or other United Express carriers that are provided by or on behalf of United in connection with United’s Inflight Product Sales Program remain free and clear from any liens attributable to Contractor. United shall ensure that any and all Contractor Equipment remains free and clear from any liens attributable to United. United will use commercially reasonable efforts to require that Contractor Equipment used by other carriers as part of United’s cart exchange program will remain free and clear of all liens attributable to such other airline. In the event that any liens not permitted hereunder arise, the responsible party will obtain a bond to fully satisfy such liens or otherwise remove such liens at its sole cost and expense within [***].

8.

Upon the earlier to occur of (i) the termination of United’s inflight catering service program for United Express flights, as determined by United, (ii) the termination of this Agreement, or (iii) the cessation of the use of the United Supplemental Equipment by the Contractor, as determined by United In its sole discretion (for the sole purposes of this paragraph, such date shall be referred to as the “Service End Date”), Contractor shall cooperate with United or its designated vendor for the collection and return of all United Supplemental Equipment to United at the address designated by United, with such reasonable shipment cost to be borne by United. Contractor shall return the United Supplemental Equipment in its care, custody or control within [***] of the Service End Date in the same condition as the condition of the item(s) when Contractor received

5

such United Supplemental Equipment, reasonable wear and tear excepted. United shall bear any reasonable out of pocket shipment cost to return such United Supplemental Equipment to United. United shall only ship United Supplemental Equipment from established catering locations; in the event the United Supplemental Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the United Supplemental Equipment to a catering location. United Supplemental Equipment which is damaged due to Contractor’s negligence or willful misconduct when received back by United or its designee will be replaced by United at Contractor’s expense. Worn out United Supplemental Equipment shall be considered “damaged” for the purposes of the foregoing sentence if the United Supplemental Equipment has been damaged due to Contractor’s negligence or willful misconduct. United reserves the right to set-off the cost associated with the replacement of any such damaged or worn out United Supplemental Equipment in the manner provided in Section 11.13 of the Agreement. Notwithstanding the foregoing, in addition, as of the Service End Date, Contractor shall retain or have returned to it one used shipset of Galley Service Equipment equal to the number of Contractor Equipment shipsets provided by Contractor as contemplated herein, subject to reasonable wear and tear, which may or may not be the initial Contractor Equipment initially supplied (any such shipset of Galley Service Equipment, the “Contractor Returned Equipment”), with all such retained or returned Contractor Returned Equipment being retained or returned free and clear of all Hens attributable to United or any other United Express carrier participating in the cart exchange program as provided for in Section 7 hereof. United shall bear any reasonable out of pocket shipment cost to return such Contractor Returned Equipment to Contractor. United shall only ship Contractor Returned Equipment from established catering locations; in the event the Contractor Returned Equipment is located at a non-catering location (such as, but not limited to, the Contractor’s training facility) then Contractor shall bear the shipment cost to return the Contractor Returned Equipment to a catering location.

9.

As of the date of return following the Service End Date, title to any Contractor Returned Equipment returned to Contractor or retained by Contractor as contemplated herein shall, without flutter act by either party, vest in Contractor free and clear of any liens attributable to United. If such Contractor Returned Equipment is not one of the initial Contractor Equipment, then United will use commercially reasonable efforts to require that title to the Contractor Returned Equipment shall vest in Contractor free and clear of all liens attributable to United or another United Express carrier that uses such equipment as part of United’s cart exchange program. Title to any United Supplemental Equipment returned to United or retained by United, or to any Contractor Equipment other than the Contractor Returned Equipment that is returned to United or retained by United, as contemplated herein shall, without further act by either party, vest in United free and clear of any liens attributable to Contractor.

●	United will provide all liveried catering items, including cups, napkins, etc. as well as all products in the Inflight Product Sales Program.

TECHNOLOGY

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The sale of product onboard Contractor’s flights under the Agreement will involve non-cash transactions. United will provide a single hand held device (each such device, an “HHD” and collectively, the “HHD units”) necessary to process credit and debit card transactions for each aircraft in Contractor’s fleet operating as United Express. Contractor shall only swipe the customer’s credit or debit card into the HHD unit for the purpose of processing the customer’s transaction and shall not otherwise use or record the customer information. The HHD units provided by United shall only be used for United’s business purposes.

The HHD units and the information contained therein shall be deemed the property of and the confidential and proprietary information of United and its licensors and shall be subject to the confidentiality terms and conditions set forth in the Agreement for other types of confidential information of United. Contractor shall not, and shall not permit others to, reverse engineer, decompile, disassemble or translate the HHD units, including any firmware or software that is loaded upon the units, or otherwise attempt to view, display or print the source code embedded in the HHD units, or any firmware or software loaded on the HHD units.

Upon the earlier to occur of (i) the termination of United’s inflight Product Sales Program, (ii) the termination of this Agreement, or (iii) the cessation of the use of the HHD units by Contractor, as determined by United in its sole discretion, Contractor shall cooperate with United or its designated vendor for the collection and return of all HHD units to United at the address designated by United, at United’s cost. Contractor shall return the HHD units in its possession in as good a condition as reasonably possible, except for reasonable wear and tear thereof

Contractor shall use commercially reasonable efforts to keep secure the HHD on each aircraft. Contractor agrees to notify United whenever any HHD unit has been, or Contractor reasonably believes or suspects that any HHD unit has been, lost, acquired, destroyed, modified, used, disclosed or accessed by any person in an unauthorized manner or for an unauthorized purpose (collectively, “Security Breach”). Contractor further agrees to provide all reasonable assistance requested by United or United’s designated representatives, in the furtherance of any correction, remediation, investigation, enforcement or litigation with respect to a Security Breach, including but not limited to, any notification that United may determine appropriate to send to individuals impacted or potentially impacted by a Security Breach.

Lost equipment will be replaced by United. Replacement costs will be borne by Contractor to the extent such equipment is lost due to the negligence of Contractor and the cost exceeds the annual HHD loss allowance (as hereinafter defined). Any equipment that is unaccounted for and for which no transactions have been logged for 48 hours will be considered “lost” and, if United shows that such equipment is lost due to Contractor’s negligence, United reserves the right to set-off the replacement cost of such lost equipment that is in excess of the annual HHD loss allowance by taking a credit of such excess replacement cost pursuant to the procedures set forth in Section 11.13 of the Agreement.

Any HHD unit that is damaged beyond reasonable wear and tear which is shown by United to be due to Contractor’s negligence, and in excess of the annual HHD loss allowance, will be replaced at Contractor’s expense. United reserves the right to set-off the replacement cost associated with such damaged HHD unit, if in excess of the annual HHD loss allowance, by

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taking a credit of such excess replacement cost pursuant to the procedures set forth in Section

11.13 of the Agreement

The “annual HHD loss allowance” referred to above shall be an amount equal to [***] of the value of all HHD units on Contractor’s United Express flights, on a calendar-year basis. All loss procedures established by United, and reasonably agreed to by Contractor, must be adhered to by Contractor.

United, at its cost, will provide or cause to be provided by a vendor of United’s choice the maintenance and battery replacement for the HHD units. Such maintenance and battery replacement will be provided at predetermined intervals designed to maximize HHD and battery useful life, and Contractor will have the right to request maintenance at different times than the predetermined intervals or additional battery replacement at United’s cost upon request. In the event Contractor’s request for maintenance is related to a faulty or defective HHD unit, United shall pay the vendor directly for such non-routine service call.

United will provide at its sole cost and expense (including all out of pocket costs and reimbursement of Contractor’s labor costs) for initial “train the trainer” training to a reasonable number of Contractor-designated “trainers” on the use of the HHD. Such cost will be negotiated and agreed upon by the parties. Contractor will be required to (i) retain the training skill beyond the initial “train the trainer” training provided by United and (ii) provide training to Contractor’s crew personnel at Contractor’s own expense.

PRODUCT LOSS AND PILFERAGE

United will establish procedures aimed at limiting product loss. At a minimum, it is required that Contractor’s Flight Attendants record opening and closing inventories of each product to be sold onboard, accounting for all sales and complimentary items distributed.

Seals may be required to prevent tampering with product inventories and to deter pilferage. United will monitor all inventories and reserves the right to charge Contractor for identified loss due to Contractor’s negligence (including breakage and other damage) and pilferage on a cost (non mark-up) basis determined monthly, for any amounts in excess of the monthly product loss allowance (as hereinafter detailed). Any discrepancies in inventories, seal numbers recorded, or excessive complimentary activity for any product sold must be reported at the hub for use in pilferage investigations by United. Contractor’s failure to provide documentation as reasonably requested by United or its representatives will result in Contractor being charged for pilferage as reasonably determined by United on a cost basis. United reserves the right to set off the excess value of the loss and/or pilferage caused by Contractor on a cost (non mark-up) basis if in excess of the monthly loss allowance, by taking a credit of such excess loss and/or pilferage pursuant to the procedures set forth in Section 11.13 of the Agreement. All reasonable product loss and pilferage procedures established by United must be adhered to by Contractor.

The “monthly product loss allowance” referred to above shall be an amount equal to [***] of the value of all beverage or food or other product markets on Contractor’s United Express flights, on a monthly basis. All loss allowance procedures established by United, and reasonably agreed to be Contractor, must be adhered to by Contractor.

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United may, at any time during normal operating hours inspect, monitor, or audit Contractor’s administration of the Inflight Product Sales Program described in this Appendix or in other policies and procedures, in order to verify that Contractor is in compliance, in all material respects, with United’s requirements for the Inflight Product Sales Program. Contractor will work with United to ensure reasonably appropriate controls exist designed to comply with United’s requirements and will ensure corrective actions are in place as necessary.

LIQUOR, BEER AND WINE PROGRAM

The Alcoholic Beverage Products offering will be determined by United and provided for by United in the liquor kit supplied to each aircraft. Except as prohibited by law or otherwise agreed by United and Contractor due to the various applicable liquor license laws and regulations, the Alcoholic Beverage Products will be purchased by United prior to being placed onboard Contractor’s aircraft and sold onboard all United Express flights designated by United.

Once onboard Contractor’s aircraft, liquor drawers, bags or other liquor containment mechanisms used by Contractor, as determined by Contractor, are considered a part of ship’s equipment and will be used for the distribution of United’s inflight products.

Contractor shall not serve any Alcoholic Beverage Product(s) on the ground without United’s consent. Contractor will obtain and maintain, at United’s cost and expense, the necessary liquor licenses in the states where they board and/or unload any Alcoholic Beverage Product. Unless otherwise agreed by the parties, Contractor will not board or unload any Alcoholic Beverage Products in Virginia but in the event it is agreed that Contractor will board or unload any Alcoholic Beverage Products in Virginia, the parties shall comply with the procedures for Virginia below.

Virginia Alcoholic Beverage Handling Procedures

Contractor will comply with Virginia’s liquor purchase procedures. In Virginia, Contractor will board and/or unload only Alcoholic Beverage Products that Contractor owns. To that end, in the event it is agreed by the parties that Contractor will board and/or unload any Alcoholic Beverage Products in Virginia, Contractor will purchase such Alcoholic Beverage Products directly. Contractor will timely pay the supplier of such Alcoholic Beverage Products directly for such order(s). Once out of Virginia airspace, Contractor will transfer to United the title to the purchased Alcoholic Beverage Products. United will be responsible for any sales tax attributable to the foregoing title transfer, as well as the costs associated with the acquisition of such liquor.

Compliance

United agrees that it shall comply with all applicable federal, state, and local laws, rules and regulations and United, based upon its activities occurring at a given location, shall obtain and maintain all permits, certifications and licenses necessary for the conduct of its operations relating to the purchase, distribution, storage or provision of any Alcoholic Beverage Product by United.

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FOOD AND OTHER PRODUCTS

United reserves the right to introduce other products for sale onboard including food offerings. Food offerings may come in a variety of packaging options and will be integrated into the entire portfolio with regards to specifications and procedures established by United.

Provisioning of product offering will follow United’s procedures at distribution points.

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FIFTH AMENDMENT TO THE CAPACITY PURCHASE AGREEMENT

This Fifth Amendment (this “Amendment”) to that certain Capacity Purchase Agreement (the “Agreement”), by and between United Airlines, Inc., a Delaware corporation (“United”), and SkyWest Airlines, Inc., a Utah corporation (“Contractor”) is entered into this I7th day of December, 2014 by and between United and Contractor.

WHEREAS, United and Contractor entered into that certain United Express Agreement dated as of May 16, 2013. ( the “Agreement”); and

NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties agree to amend the Agreement as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment that are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

II.	SCOPE, TERM, AND CONDITIONS

Exhibit S, titled “United Wi-Fi”, shall be added to the Agreement, effective as of December 17, 2014, notwithstanding the date of this Amendment:

“EXHIBIT S

United Wi-Fi”

1.	General Installation

United has contracted with [***] to provide air-to-ground internet service inflight (“United’s Wi-Fi Agreement”). Pursuant to United’s Wi-Fi Agreement, [***] will install the [***] and inflight entertainment equipment, including associated software (“Wi-Fi Equipment”) on the [***]. For purposes of this Amendment, Wi-Fi and inflight entertainment services will be defined as “Wi-Fi Services”. As of the date of this Amendment, [***] to perform the actual installation of the Wi-Fi Equipment. Contractor and United agree that the Wi-Fi Equipment will be installed on selected Contractor aircraft that provide United Express regional airline services as such aircraft are determined by United from time to time; such initially selected aircraft are defined by tail number and identified in Attachment I attached and may be referred to throughout this Amendment as “Equipped Aircraft”. United has purchased, or will purchase, all Wi-Fi Equipment installed. Contractor agrees that United shall remain the sole owner of the Wi-Fi Equipment installed on Contractor aircraft and Contractor agrees not to assert any claim of ownership or a lien on such Wi-Fi Equipment. United will purchase all Wi-Fi Equipment from [***]. Contractor agrees to use its commercially reasonable efforts to make its selected aircraft available to [***] (or other installation vendor as applicable) to enable the installation of the Wi-Fi Equipment to occur as expeditiously as possible without interfering with Contractor’s operations (and United agrees to reasonably cooperate with Contractor in this regard with respect to scheduling of the aircraft to facilitate such installation).

2.	Revenues from the Sale of Wi-Fi service

Contractor acknowledges and agrees that all revenues generated from or in connection with the sale of Wi-Fi Services onboard Equipped Aircraft are the sole property of and shall be retained by United (or, if received by Contractor, shall be promptly remitted without set-off to United, free and clear of any claims or liens created by Contractor or any third party arising by through or under Contractor or its affiliates). Contractor agrees that it shall reasonably cooperate with United so as to permit United to receive all revenues of the type described above.

3.	Purchase Order Details

Contractor shall issue a no-cost Wi-Fi purchase order to [***] in accordance with, and subject to, the provisions of United’s Wi-Fi Agreement as such provisions have been provided by United to Contractor for (i) the quantity of shipsets ordered; (ii) requested delivery dates; (iii) point of delivery; (iv) a listing of the aircraft (by tail number) onto which the Wi-Fi Equipment is to be installed; (v) any special requirements relating to the order; and (vi) a purchase order number and date. Each such purchase order shall be at no stated cost to Contractor, and [***] will issue invoices related to such purchase order(s) issued by Contractor directly to United pursuant to and in accordance with the terms and conditions of United’s Wi-Fi Agreement. If there is any information missing from the purchase order at the time of issuance, Contractor understands that it may affect [***] ability to process and accept the purchase order.

4.	Compliance with Laws and Certification

Contractor will comply with all laws and regulations applicable to Contractor in performing Contractor’s obligations under this Agreement and will cooperate, to the extent reasonably necessary, with [***], at no cost or charge to [***] or United (except as provided in clause (10) below), for [***] and [***] subcontractors to comply with all laws and regulations applicable to [***] and its subcontractors. Contractor will also provide [***] or its subcontractors, at no cost or charge to [***] or United (except as provided in clause (10) below), with access to the Equipped Aircraft and provide such assistance as [***] reasonably requests to obtain and maintain any legally required certification of the Wi-Fi Equipment and [***] services at all times during the term of this Agreement (the “Term”). United shall require that during the Term [***] (or such other third party vendor as [***] may select) will comply with all applicable laws and regulations in connection with the installation, maintenance and continued certification of the Wi-Fi Equipment.

5.	Warranty Conditions

Contractor shall notify United and [***] promptly when it becomes aware of any failure in performance, malfunction, defect, loss of or damage to the Wi-Fi Equipment with reasonable details [***]. Contractor shall not itself, nor knowingly permit any other party to, modify or tamper with the Wi-Fi Equipment, other than [***] or its subcontractors.

6.	Defective Equipment and Software

In the event of a defect in the Wi-Fi Equipment covered by the warranty, Contractor agrees to use its commercially reasonable efforts to ship such Wi-Fi Equipment to [***] within [***] if requested by [***] to do so (and the reasonable shipping costs shall be reimbursed to Contractor by United).

7.	Maintenance and Support

For a period of time under the United Wi-Fi Agreement, [***] or its subcontractor will [***]. [***] may dispatch [***] personnel or its subcontractors to the Contractor’s designated Wi-Fi Equipment maintenance location to troubleshoot maintenance issues with such Wi-Fi Equipment. The cost of the foregoing maintenance services [***].

8.	Contractor Responsibilities For Maintenance Support

A.

After installation occurs, Contractor will promptly notify [***] when it becomes aware that Wi-Fi Equipment is malfunctioning, inoperative or defective. Contractor shall make such Equipped Aircraft available for maintenance services as required, in a timely manner as operationally practical, [***].

B.

Contractor shall use its commercially reasonable efforts to make the Equipped Aircraft available to [***] from time to time at Contractor’s facilities for purposes of refreshing the onboard streaming video content.

C.

Contractor shall provide to [***], or its subcontractors, electronic access to all specific and customized technical manuals and documents in order to perform installation, maintenance and repairs including but not limited to its Aircraft Maintenance Manual (AMM), Illustrated Parts Catalog (IPC) and Wiring Diagram Manual (WDM) and any other documents requested which are essential for [***] or its designated subcontractor to provide maintenance and repair services on the Wi-Fi Equipment.

D.

Contractor shall use commercially reasonable efforts to provide day-to-day communication to United and [***] as to any non-performance of [***] and the system (e.g., the system is inoperative. the system is restored) as necessary.

E.	Contractor shall provide [***] with the applicable manual reference and procedures for any Service Bulletins relevant to the [***] outlining the appropriate handling procedures.
F.

Contractor will be responsible for ensuring that all applicable Contractor requirements for repair and maintenance stations (such as any FAA required certifications) per Contractor’s maintenance manual are met.

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9.	Contractor Responsibilities Other

A.	Contractor’s inflight crews shall not knowingly interfere with the operation of the Wi-Fi Equipment.
B.

Contractor shall use reasonable efforts to inform its inflight crews such that the crews are reasonably knowledgeable of the Wi-Fi Services and are able to answer general customer questions regarding such services.

C.	Contractor’s inflight crews shall make timely announcements to passengers on Equipped Aircraft regarding the availability or Wi-Fi Services
D.	Contractor shall keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi- Fi Services.

10.	United’s Responsibilities.

For all periods following the installation of the Wi-Fi Equipment, United will be responsible [***].

11.	Release of Leased Aircraft

With respect to any Equipped Aircraft (leased by Contractor from third parties or owned by Contractor) that ceases operating as United Express service, unless otherwise agreed by United and Contractor at such time, Contractor acknowledges that [***] or its subcontractors shall de-install the Wi-Fi Equipment from such aircraft, at United’s expense. Contractor shall make the Equipped Aircraft available for such deinstallation services as and where reasonably required by United or [***], in a timely manner.

12.	Confidentiality

Contractor and United agree that in the course of performing this Amendment, each party will be bound [***]. Any confidential information of [***] provided to Contractor by either United and/or [***] shall be deemed Confidential Information of United for purposes of Article XXIX of the Agreement.

13.	Liability/Risk of Loss

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14.	Installation Schedule and Support for Revenue Launch

A.

Fleet Availability. Contractor shall make its aircraft available to install the Wi-Fi Equipment, and for testing and certification of the Wi-Fi Equipment in accordance with the schedule set forth in this Attachment 2. United will accommodate such schedule by revising or adjusting the operating schedule for the applicable aircraft as necessary. If [***] requests an Equipped Aircraft inspection. then [***] will provide Contractor with at least fourteen (14) days’ notice prior to requesting Contractor to perform such aircraft inspection. If at least fourteen (14) days prior notice is not practical under the circumstances, Contractor will use commercially reasonable efforts to conduct such inspection.

B.

Contractor Resources. Contractor will (i) make engineering resources reasonably available to [***] on an agreed-upon schedule to assist with technical aircraft and cabin surveys, and (ii) provide information on existing aircraft systems and design-for- maintenance knowledge.

15.	Marketing Plan

A.

Initiatives. Contractor will use its commercially reasonable efforts to inform and direct their employees to keep the Wi-Fi Equipment turned on at all times. Contractor will use its commercially reasonable efforts to inform and direct their employees to: (a) make timely announcements to passengers on Equipped Aircraft regarding the availability of Wi-Fi Services for customers to use; and (b) keep the seatbacks on the Equipped Aircraft stocked with seatback cards containing information about Wi-Fi Services at all times.

B.

Marketing and Publicity. Contractor will not use [***] or United’s logotypes, trade names, trademarks, service marks, or other proprietary marks or words, in any public statements, press releases, advertising or promotional materials with respect to the Wi-Fi Services or this Amendment without the respective party’s consent, except where a specific use has been approved in advance and in writing (e-mail will constitute a writing for this purpose).

16.	Wi-Fi installation Costs

United agrees to timely purchase and pay for all materials, consumables, equipment, shipping and reasonable labor costs for the installation project, including all engineering and certification services, necessary or appropriate to complete the installation of the Wi-Fi Equipment as quickly as possible. United will reimburse Contractor for those reasonable out-of-pocket costs incurred by Contractor related to the items in this Section 16 provided that they have been approved by United in advance and in writing.

17.	Removal of Wi-Fi Equipment

At United’s cost and expense, United may remove the Wi-Fi Equipment at any time, and upon any such removal, United shall repair any damage to the Contractor aircraft caused by such removal, except to the extent any such cost or expense is caused by or is resulting from the negligence or willful misconduct of Contractor or its agents, which shall be borne by Contractor.

18.	Ownership of Wi-Fi Equipment and Related Covenants.

A.

United will own, at all times, the Wi-Fi Equipment; provided, that. with respect to any Aircraft Used in United Express Services leased by Contractor from third parties or owned by Contractor. unless otherwise agreed between United and Contractor at such time, at the termination of the lease United may elect to remove such equipment upon notice from Contractor at United’s cost and expense and United will repair any damage caused by such removal, except to the extent any such cost or expense is caused by or is resulting from any negligence or willful misconduct of Contractor or its agents, which shall be borne by Contractor.

B.

The Wi-Fi Equipment will be free from all liens or other encumbrances created by Contractor or any third party arising by, through or under Contractor or its affiliates, including. but not limited to, with respect to Contractor aircraft subject to debt financing; provided, that. with respect to any such aircraft leased by Contractor, at the termination of the relevant lease (or, if earlier. the capacity purchase agreement with respect to such aircraft), United removes such equipment and repairs at United’s cost and expense any damage caused to such aircraft with respect to such removal. As to any aircraft subject to debt financing not part of a lease financing, any financing lien on such aircraft shall not apply to the Wi-Fi Equipment at the time such Wi-Fi Equipment is added to the aircraft.

C.

United agrees, on United’s behalf and on behalf of [***], its subcontractors, or any other party claiming an interest in the Wi-Fi Equipment. that none of such parties shall acquire or claim, as against the owners of the Contractor aircraft or any third party providing financing with respect to the Contractor aircraft, any right, title or interest in the Contractor aircraft or any portion thereof (other than the Wi-Fi Equipment and related parts and supplies) by reason of the installation of such Wi-Fi Equipment on Contractor aircraft.

III.	MISCELLANEOUS

Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment. including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed in duplicate (each of which duplicates are deemed to be an original) by their duly authorized representatives as of the date first set forth above.

UNITED AIRLINES, INC.			SKYWEST AIRLINES, INC.
By:	/s/Bradford R. Rich	By:	/s/Wade Steel
Name: Bradford R. Rich			Name: Wade Steel
Title: Senior Vice President, United Express			Title: CCO

Attachment I

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Attachment 2

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September 9, 2015

Wade Steel

Chief Commercial Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Sixth Amendment (this “Sixth Amendment” or “Amendment”) to the Capacity Purchase Agreement

Dear Wade:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendments to be effective as of September 9, 2015 notwithstanding the date of this Sixth Amendment written above.

1.

United and Contractor agree to add [***] Embraer 175 aircraft (the “Tranche 2 Aircraft”) as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 2 Aircraft. In addition, the following shall apply:

a.	Contractor shall provide, deliver, and operate such Tranche 2 Aircraft as part of the Regional Airline Services it provides under the CPA [***].
b.	The Tranche 2 Aircraft shall be referenced on Schedule 1, Schedule 1A, and Schedule 2 to the CPA as E175 Covered Aircraft with Aircraft Numbers [***].
c.

The Tranche 2 Aircraft shall be inducted into the Regional Airline Services on the schedule set forth in Schedule 1A (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably).

d.	The term of the CPA with respect to such Tranche 2 Aircraft shall be for [***] each.
e.	United shall have the right, but not the obligation, to exercise its option to extend the Tranche 2 Aircraft as established in Section 10.2(c) of the CPA as added in Section 11 below.
f.

Contractor shall ensure that the Tranche 2 Aircraft materially conform to United’s specifications (defined as Technical Description TD175-Rev.17, December 2011), including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, etc., and that such aircraft are consistent with the specifications and livery applicable to the Covered Aircraft in operation by Contractor for United prior to this Amendment.

g.	The Tranche 2 Aircraft shall not be considered Growth Aircraft, as such term is defined in Section 10.4(a) of the CPA.
h.	The following provision of the CPA shall not apply with respect to such Tranche 2 Aircraft if such aircraft are purchased by Contractor: Section 3.3(c).
2.	Section 2.1(d) of the CPA is hereby deleted in its entirety and replaced with the following:

“(d) Spare Aircraft. Notwithstanding anything to the contrary contained in this Section 2.1 but subject to the provisions below in this Section 2.1(d), Contractor shall maintain the number of spare regional jet aircraft equal to the quotient obtained by dividing (x) the sum of the number of Covered Aircraft and the number of all covered aircraft under each other capacity purchase or similar agreement between or among United and Contractor (excluding EMB 120 aircraft), by (y) [***], and rounding the quotient to the nearest whole number; provided that a quotient ending in one-half (0.500) shall be rounded down to the nearest whole number. The spare regional jet aircraft shall be constituted from either Covered Aircraft (the “Spare Aircraft”) or other covered aircraft (excluding EMB 120 aircraft) under other capacity purchase or similar agreements between United and Contractor (the “Other Spare Aircraft”), or both, in a proportion determined by United. After United has so instructed Contractor as to such proportion (which is not expected to occur until the adoption of an appropriate amendment to the 2003 Agreement in order to give effect to provisions equivalent to this Section 2.1(d)), Contractor shall select the specific hulls that shall constitute the Spare Aircraft and Other Spare Aircraft; provided that if Contractor has not received instruction or direction from United pursuant to the foregoing sentences of this Section 2.1(d) prior to the delivery of the [***] Covered Aircraft listed on Schedule 1, then such [***] Covered Aircraft shall be a Spare Aircraft, and if Contractor has not received instruction or direction from United pursuant to the foregoing sentences of this Section 2.1(d) prior to the delivery of the [***] Covered Aircraft listed on Schedule 1, then such [***] Covered Aircraft shall be a Spare Aircraft. Contractor shall be entitled to use the Spare Aircraft in Contractor’s reasonable discretion to replace another regional jet aircraft in the operation of a flight scheduled in the Final Monthly Schedule. In addition, subject to applicable Reasonable Operating Constraints and Conditions, Contractor shall use such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled as contemplated by the immediately preceding sentence), including flights originally scheduled to be operated by United or other United service providers.”

3.	Section 3.3(d) to the CPA is hereby restated and replaced in its entirety by the following:

[***]

4.	Section 3.6(c)(iii) of the CPA is hereby deleted in its entirety and replaced with the following:

“Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Tranche 1 Aircraft delivery and [***] per Tranche 2 Aircraft delivery, in each case, for costs attributable to crew start-up training.”

5.	Section 4.1(b) of the Agreement is hereby amended to add the following language at the end of such subsection:

[***]

6.	Section 4.19(a)(i) of the CPA is hereby deleted in its entirety and replaced with the following:

“4.19Environmental.

(a)	Definitions.

(i)

The term “Environmental Laws” means all applicable federal, state, local and foreign laws and regulations, guidance documents and policy statements of the Centers for Disease Control, the Occupational Health and Safety Administration, the Department of Transportation, and the Federal Aviation Administration, as well as any airport rules or any other applicable regulations, policies, or lease requirements relating to the prevention of pollution, protection of the environment or occupational health and safety, or remediation of environmental contamination, including, without limitation, laws, regulations and rules relating to emissions to the air, discharges to surface and subsurface soil and waters, regulation of potable or drinking water, the use, storage, release, disposal, transport or handling of Hazardous Materials, protection of endangered species, and aircraft noise, vibration, exhaust and over flight.”

7.	Section 4.21 of the CPA is hereby amended by adding a new subarticle (d), as follows:

“(d) At United’s direction, and to the extent permitted by applicable federal law and regulations, mainline ground support equipment (“GSE”) and GSE processes shall be used in connection with Contractor’s performance of Regional Airline Services; provided that such GSE and GSE processes shall be modified to be compatible with the Covered Aircraft if necessary, such determination to be made by United.”

8.

Contractor hereby agrees to operate additional Scheduled Flights originating from LAX to beyond stations such as but not limited to the following: AUS, BOI, BJX, COS, DFW, LAS, MSP, PHX, SAN, SAT, SEA, SFO, SLC, YVR. United estimates that these routes will be served by no more than [***] Covered Aircraft, and as a result thereof, will not be subject to the provisions set forth in Section 3.3(f) of the CPA.

9.	Section 4.8 of the CPA is hereby deleted in its entirety and replaced with the following:

“4.8 Emergency Response.

Contractor shall adopt United’s Emergency Response Plan for aircraft accidents or incidents and shall be responsible for United’s direct costs resulting from United’s management of emergency response efforts on Contractor’s behalf. In the event of an accident or incident involving a Covered Aircraft or Scheduled Flight, United will manage the Humanitarian Response Efforts on behalf of Contractor with full cooperation from Contractor; provided that, in all events, Contractor shall manage in coordination with United the initial emergency response and on scene investigation. For the purposes hereof, the term “Humanitarian Response Efforts” shall include United’s activation of its Emergency Operations Center and the Telephone Enquiry Center and United’s deployment of the members of its Special Assistance Team to the site of the accident or incident to assist survivors and families. Contractor shall be liable for and will indemnify, defend and hold harmless United, United’s parent, their respective subsidiaries and their respective directors, officers, employees and agents from and against any and all claims, demands, damages, liabilities, suits, judgments, actions, causes of action, losses, fines, penalties, costs and expenses, including but not limited to, reasonable attorneys’ fees, costs and expenses in connection therewith and expenses of investigation and litigation thereof, which may be suffered by, accrued against, charged to or recoverable from United, United’s parent, their respective subsidiaries or their respective directors, officers, employees or agents arising out of, connected with, or attributable to any act, error, omission, operation, performance or failure of performance of United, regardless of any negligence whether it be active, passive or otherwise on the part of United (but excluding the gross negligence or willful misconduct of United and its subsidiaries or its directors, officers, agents or employees) related to United’s provision of post-accident or post-incident Humanitarian Response Efforts as contemplated in this Section 4.8. The provisions of the foregoing indemnification obligation shall survive the termination of this Agreement for a period of seven years.”

10.	Section 7.3 of the CPA is hereby deleted in its entirety and replaced with the following:

“7.3 Indemnification Claims.

A party (the “Indemnified Party”) entitled to indemnification from another party under the terms of this Agreement (the “Indemnifying Party”) shall provide the Indemnifying Party with prompt written notice (an “Indemnity Notice”) of any third party claim or other claim which the Indemnified Party believes gives rise to a claim for indemnity against the Indemnifying Party hereunder. Notwithstanding the foregoing, the failure of an Indemnified Party to promptly provide an Indemnity Notice shall not constitute a waiver by the Indemnified Party to any right to indemnification or otherwise relieve such Indemnifying Party from any liability hereunder unless and only to the extent that the Indemnifying Party is materially prejudiced as a result thereof, and in any event shall not relieve such Indemnifying Party from any liability which it may have otherwise than on account of this Article VII. With respect to third party claims, the Indemnifying Party shall be entitled, if it accepts financial responsibility for the third party claim, to control the defense of or to settle any such third party claim at its own expense and by its own counsel; provided that no settlement by the Indemnifying Party of such a claim will be binding on the Indemnified Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnified Party to such settlement, which consent may not be unreasonably withheld, conditioned or delayed. The Indemnified Party shall provide the Indemnifying Party with such information as the Indemnifying Party shall reasonably request to defend any such third party claim and shall otherwise cooperate with the Indemnifying Party in the defense of any such third party claim. Except as set forth in this Section 7.3, no settlement or other compromise or consent to a judgment by the Indemnified Party with respect to a third party claim as to which the Indemnifying Party is asserted to have an indemnity obligation hereunder will be binding on the Indemnifying Party for purposes of the indemnification provisions hereof without the prior written consent of such Indemnifying Party to such settlement, which consent may not be unreasonably withheld or delayed, it being agreed however that it shall be reasonable for the Indemnifying Party to withhold or delay its consent if the Indemnifying Party reasonably asserts that the claim is not fully covered by the indemnity provided hereunder, and the entering into of any settlement or compromise or the consent to any judgment in violation of the foregoing shall constitute a waiver by the Indemnified Party of its right to indemnity hereunder to the extent the Indemnifying Party was prejudiced thereby. Any Indemnifying Party shall be subrogated to the rights of the Indemnified Party to the extent that the Indemnifying Party pays for any loss, damage or expense suffered by the Indemnified Party hereunder. If the Indemnifying Party does not accept financial responsibility for the third party claim or fails to defend against the third party claim that is the subject of an Indemnity Notice within [***] of receiving such notice (or sooner if the nature of the third party claim so requires), or otherwise contests its obligation to indemnify the Indemnified Party in connection therewith, the Indemnified Party may, upon providing written notice to the Indemnifying Party, pay, compromise or defend such third party claim without the prior consent of the (otherwise) Indemnifying Party. In the latter event, the Indemnified Party, by proceeding to defend itself or settle the matter, does not waive any of its rights hereunder to later seek reimbursement from the Indemnifying Party. With respect to all other claims, the Indemnifying Party shall promptly make payment of such claim upon receipt of reasonably sufficient evidence supporting such claim; provided, that if the Indemnifying Party in good faith disputes all or part of its obligation to indemnify the Indemnified Party hereunder or the amount involved, the senior management of each party shall meet to discuss and attempt to resolve such dispute between the parties and, if such dispute is not resolved within [***] of such claim being made, then the parties may pursue other remedies.”

11.	Section 10.2 of the CPA is hereby amended by adding the following new sub article 10.2(c) as follows:

“(c) If United exercises its option to extend any Tranche 2 Aircraft beyond the original [***] duration for a term of [***], the monthly rent for such Tranche 2 Aircraft shall be set to a value equal to [***].”

12.	Section 11.16 of the CPA is hereby deleted in its entirety and replaced with the following:

“11.16 Fair Market Value.

For the purposes of this Agreement, the term “Fair Market Value” means, as of any date of determination, the then-current market value of the item being valued, (u) mutually determined by the parties; or (v) failing mutual agreement between the parties, determined by an independent aircraft appraiser jointly selected by United and Contractor within ten [***] after either party requests such an appraiser be selected; or (w) failing the joint selection by United and Contractor of an independent aircraft appraiser by the end of the period referenced in clause (v) above, then determined by two recognized independent aircraft appraisers within fifteen [***] after the end of the period referenced in clause (v) above, one of whom shall be appointed by the Contractor and the other of whom shall be appointed by United, in each case selected within [***] after the end of the period referenced in clause (v) above; or (x) failing an agreement between such two appointed appraisers by the end of the later period referenced in clause (w) above, then determined by three recognized independent aircraft appraisers within [***] after the end of the later period referenced in clause (w) above, the third appraiser being jointly appointed by such two appraisers referenced in clause (w) above; or (y) failing the selection of such third appraiser referenced in clause (x) above by the end of the later period referenced in clause

(x) above, then determined by three recognized independent aircraft appraisers, the third appraiser being appointed by the American Arbitration Association (“AAA” ) (or any successor organization thereto) following the application by either party for such appointment. The appraisal by such recognized independent appraiser appointed by the AAA shall be completed within [***] of the appointment of such third appraiser. If a third appraiser is appointed, as referenced in either clause (x) or clause (y) above, and the difference between the determination which is farther from the middle determination and the middle determination is more than [***] of the difference between the middle determination and the other of the three determinations, then such farther determination shall be excluded, the remaining two determinations shall be averaged and such average shall be final and binding upon Contractor and United. If none of the three determinations is excluded under the provision described in the immediately preceding sentence, then the three determinations shall be averaged and the resulting amount shall be final and binding upon Contractor and United. All determinations made as provided in this Section 11.16 shall be binding upon Contractor and United. All such appraisal costs will be shared equally between Contractor and United.”

13.	Schedule 1 to the CPA is hereby deleted and replaced with the revised Schedule 1, attached hereto as Attachment 1 and incorporated herein by reference.
14.	Schedule 1A to the CPA is hereby deleted and replaced with the revised Schedule 1A, attached hereto as Attachment 2 and incorporated herein by reference.
15.	Schedule 2 to the CPA is hereby deleted and replaced with the revised Schedule 2, attached hereto as Attachment 3 and incorporated herein by reference.
16.	Schedule 8 to the CPA is hereby deleted and replaced with the revised Schedule 8 attached hereto as Attachment 4 and incorporated herein by reference.
17.	Exhibit A to the Agreement is hereby amended to add new definitions for the terms “Tranche 1 Aircraft” and “Tranche 2 Aircraft” as follows:

“Tranche 1 Aircraft” - means the initial [***] Embraer E175 aircraft to be delivered and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement).”

“Tranche 2 Aircraft” - means the [***] new Embraer E175 aircraft added to and operated by Contractor under the Agreement subsequent to the Tranche 1 Aircraft, and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement).”

18.	Exhibit A to the Agreement is hereby amended to change the defined term reference [***].
19.	Conditions to Effectiveness.

This Amendment shall become effective upon the last to occur of the following conditions precedent (the satisfaction of the conditions shall be confirmed by an email or other written exchange between Contractor and United confirming that each party agrees that he conditions hereto have been satisfied):

(a)

Execution and delivery by Contractor and United of that certain Fifty Third Amendment to the United Express Agreement dated July 31, 2003 by and between Contractor and United and satisfaction of the conditions precedent thereunder by September 9, 2015.

(b)

Execution and delivery by ExpressJet Airlines, Inc. (“ExpressJet”) and United of that certain Second Amendment to the Amended and Restated Capacity Purchase Agreement dated as of November 7, 2014, to be effective as of July 1, 2014, by and between ExpressJet and United and satisfaction of the conditions precedent thereunder by September 9, 2015.

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Sixth Amendment may be signed in counterparts.

[Signature page follows]

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Sixth Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Bradford R. Rich
Bradford R. Rich
Senior Vice President, United Express

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Wade Steel
Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

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ATTACHMENT 2

SCHEDULE 1A

Covered Aircraft Scheduled Delivery and In-Service Dates

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ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

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ATTACHMENT 4

SCHEDULE 8

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December 10, 2015

Wade Steel

Chief Commercial Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Seventh Amendment (this “Seventh Amendment” or “Amendment”) to the Capacity Purchase Agreement

Dear Wade:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendment to be effective as of December 10, 2015 notwithstanding the date of this Seventh Amendment written above.

1.

United and Contractor agree to add [***] Embraer 175 aircraft (the “Tranche 3 Aircraft”) as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 3 Aircraft. In addition, the following shall apply:

a.

Contractor shall provide, deliver, and operate such Tranche 3 Aircraft as part of the Regional Airline Services it provides under the CPA. The Tranche 3 Aircraft shall be referenced on Schedule 1, Schedule 1A, and Schedule 2 to the CPA as E175 Covered Aircraft with Aircraft Numbers [***].

b.

The Tranche 3 Aircraft shall be inducted into the Regional Airline Services on the schedule set forth in Schedule 1A (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time, each party acting reasonably).

c.	The term of the CPA with respect to such Tranche 3 Aircraft shall be for [***] each.

d.	United shall have the right, but not the obligation, to exercise its option to extend the Tranche 3 Aircraft pursuant to Section 10.2(a) of the CPA.

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e.

Contractor shall ensure that the Tranche 3 Aircraft materially conform to United’s specifications (defined as Technical Description TD175-Rev.17, December 2011), including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, etc., and that such aircraft are consistent with the specifications and livery applicable to the Covered Aircraft in operation by Contractor for United prior to this Amendment.

f.	The Tranche 3 Aircraft shall not be considered Growth Aircraft, as such term is defined in Section 10.4(a) of the CPA.

2.	Section 3.3(d) to the CPA is hereby amended by adding the following subsection 3.3(d)(iii):

[***]

3.	Section 3.6(c)(iii) of the CPA is hereby deleted in its entirety and replaced with the following:

“Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Tranche 1 Aircraft delivery and [***] per Tranche 2 Aircraft delivery, in each case, for costs attributable to crew start-up training. [***].”

4.	Section 10.2(c) of the CPA is hereby deleted in its entirety and replaced with the following:

“(c) If, pursuant to Section 10.2(a) of this Agreement, United exercises its option to extend any Tranche 2 Aircraft or Tranche 3 Aircraft beyond the original [***] term of this Agreement with respect to such aircraft, then, notwithstanding anything to the contrary in Section 10.2(a), the monthly rent for such Tranche 2 Aircraft or Tranche 3 Aircraft shall be set to a monthly value equal to [***].”

5.	Schedule 1 to the CPA is hereby deleted and replaced with the revised Schedule 1, attached hereto as Attachment 1 and incorporated herein by reference.

6.	Schedule 1A to the CPA is hereby deleted and replaced with the revised Schedule 1A, attached hereto as Attachment 2 and incorporated herein by reference.
7.	Schedule 2 to the CPA is hereby deleted and replaced with the revised Schedule 2, attached hereto as Attachment 3 and incorporated herein by reference.
8.	Schedule 8 to the CPA is hereby deleted and replaced with the revised Schedule 8 attached hereto as Attachment 4 and incorporated herein by reference.

2

9.	Exhibit A to the Agreement is hereby amended to add a new definition for the term “Tranche 3 Aircraft” as follows:

“Tranche 3 Aircraft” – means the [***] Embraer 175 aircraft to be delivered and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement).”

10.

Section 1.h. of the Sixth Amendment (as defined below in Attachment 4) is hereby deleted in its entirety (it being acknowledged and agreed that said provision was included in error as said Section 3.3(c) of the CPA was deemed to be of no further force and effect pursuant to Section 1 of that certain Second Amendment to the Agreement dated September 30, 2014 by and between the parties).

11.	Condition to Effectiveness

This Amendment shall become effective upon the occurrence of the following condition precedent (the satisfaction of the condition shall be confirmed by an email or other written exchange between Contractor and United confirming that each party agrees that the condition hereto has been satisfied):

(a)	Execution and delivery by ExpressJet Airlines, Inc. (“ExpressJet Airlines”) and United of that certain Third Amendment to that certain Amended and Restated Capacity Purchase Agreement dated as of November 7, 2014, to be effective as of July 1, 2014, by and between United Airlines, Inc. and ExpressJet Airlines and satisfaction of the conditions precedent thereunder by December , 2015.

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Seventh Amendment may be signed in counterparts.

[Signature page follows]

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If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Seventh Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Bradford R. Rich
Bradford R. Rich
Senior Vice President, United Express

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Wade Steel
Chief Commercial Officer

4

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

5

ATTACHMENT 2

SCHEDULE 1A

Covered Aircraft Scheduled Delivery and In-Service Dates

[***]

6

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

7

ATTACHMENT 4

SCHEDULE 8

[***]

8

February 26, 2016

Wade Steel

Chief Commercial Officer

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Re: Eighth Amendment (this “Eighth Amendment” or “Amendment”) to the Capacity Purchase Agreement

Dear Wade:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended by the parties previously, the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

United and Contractor each desire to amend the CPA as follows, such amendment to be effective as of February 26, 2016 notwithstanding the date of this Eighth Amendment written above.

1.	Schedule 2 to the CPA is hereby deleted and replaced with the revised Schedule 2, attached hereto as Attachment 1 and incorporated herein by reference.

2.	[***]

Except as specifically amended or modified hereby, the CPA shall remain in effect as written. This Eighth Amendment may be signed in counterparts.

[Signature page follows]

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative sign below in the space provided and return a signed copy of this Eighth Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/ Bradford R. Rich
Bradford R. Rich
Senior Vice President, United Express

Agreed: SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Wade Steel
Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

APPENDIX 1 TO SCHEDULE 2

SKYWEST AIRLINES, INC.

Covered Aircraft Ownership Rate Adjustment(s) in

[***]

Re: [***] Embraer Model ERJ 170-200LR Aircraft bearing MSN and U.S. Registration No. as listed in Attachment 2 hereto (for purposes hereof, the “Aircraft”; also referred to in the CPA as the Tranche 1 Aircraft) subject to the terms of that certain Capacity Purchase Agreement (as previously amended by the parties thereto, the “CPA”) dated as of May 16, 2013 between United Airlines, Inc. (“United”) and SkyWest Airlines, Inc. (“SkyWest”)

[***] In order to summarize and finalize the “ownership rate per month, per Covered Aircraft”, the undersigned officer of SkyWest, in his capacity as Chief Commercial Officer, as of this day of February, 2016 hereby certifies to United on behalf of SkyWest, that:

1.Attachment 1 hereto sets forth the adjusted “ownership rate per month, per Covered Aircraft” for each Aircraft (the “Adjusted Ownership Rate”). Pursuant to Section 3.6(a)(i) of the CPA, such Adjusted Ownership Rate shall be effective commencing as of Actual Delivery Date of the applicable Aircraft, as listed in Attachment 2.

2.The “ownership rate per month per Covered Aircraft” as set forth in Schedule 2 of the CPA has been adjusted in accordance with the terms of [***] in each case of the CPA, and is reflected in the Adjusted Ownership Rate.

Terms used in this Officer’s Certificate with initial capitalization and not otherwise defined herein shall have the respective meanings assigned to such terms in the CPA.

WITNESS the signature of the undersigned as of the day and year first above written.

/s/ Wade Steel
Wade Steel, Chief Commercial Officer

Acknowledgment of Receipt

United Airlines, Inc.

By:	/s/ Bradford R. Rich
Title:	Senior Vice President, United Express
Date:	February 26, 2016

EXECUTION VERSION

February 20, 2020

VIA FACSIMILE

SkyWest Airlines, Inc.

444 South River Road

St. George, Utah 84790

Attention: Chief Commercial Officer

Facsimile No.: (435) 634-3305

Re: Ninth Amendment (this “Ninth Amendment” or “Amendment”) to the Capacity Purchase Agreement

Ladies and Gentlemen:

As you are aware, SkyWest Airlines, Inc. (“Contractor”) and United Airlines, Inc. (“United” and, together, the “Parties”), are each a party to a Capacity Purchase Agreement dated as of May 16, 2013 (as amended from time to time (including, where the context requires, by this Amendment), the “CPA”). Capitalized terms not defined herein shall be defined as provided in the CPA.

SECTION 1. Addition of Covered Aircraft. United and Contractor agree to add [***] Embraer 175LL aircraft (the “Tranche 4 Aircraft”) as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 4 Aircraft. In addition, the following shall apply:

a.

Contractor shall operate such Tranche 4 Aircraft as part of the Regional Airline Services it provides under the CPA, it being understood that, among other things, by operation of Section 2.1(d) of the CPA, the addition of the Tranche 4 Aircraft shall result in the number of Spare Aircraft increasing by [***].

b.

United (or an affiliate of United selected in United’s sole discretion) shall lease to Contractor each of the Tranche 4 Aircraft pursuant to an aircraft lease agreement in form and substance mutually agreeable to the parties (and such affiliate, if applicable) and as more fully described in Attachment 4 hereto (each, a “Tranche 4 Covered Aircraft Lease”). With respect to each of the Tranche 4 Aircraft, United and Contractor shall use commercially reasonable efforts to ensure that each such Tranche 4 Covered Aircraft Lease is executed and delivered no later than [***] prior to the Scheduled In-Service Date for such aircraft. Notwithstanding anything else contained in the CPA or this Amendment to the contrary, if and when a Tranche 4 Covered Aircraft Lease terminates in accordance with its terms, then the aircraft subject to such lease shall no longer constitute a Covered Aircraft from and after the effective date on which the term of such Tranche 4 Covered Aircraft Lease ends, regardless of whether the event giving rise to such lease termination also constitutes an independent termination or withdrawal event under the CPA. Any withdrawal occurring upon such a termination of a Tranche 4 Covered Aircraft Lease shall be separate and distinct from, and shall not limit or supersede, any other withdrawal rights of United contained in the CPA (as amended by this Amendment).

c.

United (or an affiliate of United selected in United’s sole discretion) shall lease to Contractor [***] General Electric CF34-8E5 engines to be used as spare engines by Contractor pursuant to an engine lease agreement in form and substance mutually agreeable to the parties (and such affiliate, if applicable) and as more fully described in Attachment

4 hereto (each, a “Tranche 4 Spare Engine Lease”); provided that, unless otherwise specified in the Tranche 4 Spare Engine Lease, such spare engines shall only be operated on the Tranche 4 Aircraft.

d.	The Tranche 4 Aircraft shall be referenced on Schedule 1, Schedule 1A, and Schedule 2 to the CPA as E175 Covered Aircraft with Aircraft Numbers [***] respectively.

e.

The Tranche 4 Aircraft shall be inducted into the Regional Airline Services based on the schedule set forth in Schedule 1A applicable to such aircraft (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time).

f.	The Tranche 4 Aircraft shall not be considered Growth Aircraft, as such term is defined in Section 10.4(a) of the CPA.

SECTION 2.Certain Amendments.

2.1Lead-in to Article III. The lead-in to Article III is amended to remove the reference to “Incentive Markup Payments, if any” and is amended and restated as follows:

Effective from and after January 1, 2020, for and in consideration of the services to be provided by Contractor pursuant to the terms and conditions of this Agreement, and subject to the terms and conditions set forth herein, (i) United shall be responsible for (a) paying to Contractor Compensation for Carrier Controlled Costs (as adjusted by the Monthly Incentive Adjustments, if any), (b) reimbursing Contractor for the Pass-Through Costs, and (c) incurring directly the expenses described in Section 3.4(a), and United shall not be responsible for any other costs or expenses incurred by Contractor hereunder, and (ii) Contractor shall be responsible for incurring directly the expenses described in Section 3.4(b), in each case as more specifically provided below in this Article III, such amounts to be paid and reconciled as set forth in Section 3.6 below.

2.2Section 3.2 – Incentive Compensation. Section 3.2 is amended and restated in its entirety as follows:

Effective from and after January 1, 2020, United and Contractor shall adhere to the provisions set forth in Attachment 5 to the Ninth Amendment (as such provisions, collectively, the “Incentive Program”) under which Contractor’s monthly compensation under this Agreement shall be adjusted (the aggregate monthly adjustment for any given calendar month, the “Monthly Incentive Adjustment”) as more fully set forth in the Incentive Program (it being understood that, if the Monthly Incentive Adjustment under the Incentive Program would result in a payment to Contractor, then Contractor’s monthly compensation payable under this Agreement pursuant to Section 3.6 shall be increased by the Monthly Incentive Adjustment, and, if the Monthly Incentive Adjustment under the Incentive Program would result in a credit to United, then Contractor’s monthly compensation payable under this Agreement pursuant to Section 3.6 shall be reduced by the Monthly Incentive Adjustment).

2.3Section 3.3(b) – Utilization Adjustment. Effective as of May 16, 2013, Section 3.3(b) is amended and restated in its entirety as follows: “intentionally omitted.”

2.4Section 3.4(a) – United Directly Incurred Expense. Section 3.4(a) is amended by deleting the “and” at the end of sub-clause (xiii), deleting the period at the end of sub-clause (xiv) and replacing such period with a semi-colon, adding the word “and” after such semi-colon, and inserting new sub-clause

(xv) after such reference to “and” as follows:

(xv)with respect to the Tranche 4 Engines, Engine Heavy Maintenance Costs.

2.5Section 3.6(b)(i) – Reconciliation of Flight Reconciled Carrier Controlled Costs.

2.5.1Section 3.6(b)(i)(A), (C) and (E). Effective January 1, 2020, each of Section 3.6(b)(i)(A), Section 3.6(b)(i)(C) and Section 3.6(b)(i)(E) is amended by deleting the references to “(together with actual markup as provided in Section 3.2(d) for such month)” therein.

2.5.2Section 3.6(i)(B), (D) and (F). Effective January 1, 2020, each of Section 3.6(b)(i)(A), Section 3.6(b)(i)(C) and Section 3.6(b)(i)(E) is amended by deleting the references to “(increased by markup on such difference assuming [***] performance for such month)” therein.

2.5.3Section 3.6(b)(i)(H). Effective January 1, 2020, Section 3.6(b)(i)(H) is amended by deleted the second sentence therein.

2.6Section 3.6(b)(ii) – Reconciliation of Incentive Markup Payments. Effective January 1, 2020, Section 3.6(b)(ii) is hereby amended and restated as follows:

(ii)	[intentionally omitted].

2.7Section 3.6(b)(iii)(A) – Reconciliation of Pass-Through Costs. Section 3.6(b)(iii)(A) is amended by deleting the “and” at the end of sub-clause (12), deleting the period at the end of sub-clause (13) and replacing such period with a semi-colon, and inserting new sub-clauses (14) as follows:

(14)

with respect to the Tranche 4 Aircraft and Tranche 4 Engines, basic rent and supplement rent, in each case, payable under the respective Tranche 4 Covered Aircraft Lease and Tranche 4 Spare Engine Lease (such rent, the “Covered Rent”); provided, Covered Rent shall not include, and Contractor shall be responsible at its own cost and expense without reimbursement from United, for (A) supplemental rent payments made pursuant to the Tranche 4 Covered Aircraft Lease and the Tranche 4 Spare Engine Lease, in each case, attributable to a lease event of default, any breach of such lease terms, any indemnity obligation of Contractor under such lease attributable to such breach or the fault or negligence of Contractor or to (B) payments of stipulated loss value paid by Contractor pursuant to the Tranche 4 Covered Aircraft Lease upon the occurrence of an event of loss of a Tranche 4 Aircraft airframe.

2.8Section 3.6(b)(iii) – Reconciliation of Pass-Through Costs. Section 3.6(b)(iii) is amended by adding new clause (D) as follows:

(D)

Notwithstanding the provisions of this Section 3.6, with respect to Covered Rent (as such term is defined in sub-clause (14) of Section 3.6(b)(iii)), so long as the Agreement remains in full force and effect, payments of Covered Rent otherwise payable by Contractor to United pursuant to the respective Tranche 4 Covered Aircraft Lease and Tranche 4 Spare Engine Lease shall be offset against the reimbursement obligations of United as provided in this Section 3.6(b)(iii) such that no payment will be made by Contractor to United under such respective Tranche 4 Covered Aircraft Lease or Tranche 4 Spare Engine Lease.

2.9Section 3.6(c)(iii) – Payment. Section 3.6(c)(iii) of the CPA is hereby deleted in its entirety and replaced with the following:

(iii)

Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Tranche 1 Aircraft delivery and [***] per Tranche 2 Aircraft delivery, in each case, for costs attributable to crew start-up training. [***].

2.10Section 3.6(c)(vii) – No Payment for Significantly Delayed Flights. Section 3.6(c)(vii) is hereby amended and restated as follows:

(vii) No Payment for Significantly Delayed Flights. Notwithstanding anything to the contrary in this Agreement, if (x) Contractor operates more than [***] Scheduled Flights a month either (a) more than [***] late from the scheduled departure time with a revenue passenger loadfactor of [***], or (b) more than [***] late with [***], and (y) United did not direct Contractor to operate such flight in such manner (such flights, “Excess Delayed Flights”), then the block hours, flight hours and departures attributable to such Excess Delayed Flights shall not be included when calculating Flight Reconciled Carrier Controlled Costs (but shall be included for the purpose of determining Monthly Incentive Adjustments under the Incentive Program).

2.11Article III – Contractor Compensation. Article III of the CPA is amended by inserting new Section 3.7 as follows:

3.7	Certain Engines.

(a)If a Contractor Owned Engine is required on a temporary basis to be used in connection with the operation of a Tranche 4 Aircraft, then, by delivering written notice to United at least [***] in advance or as soon as practicable if such engine installation is not scheduled sufficiently in advance, Contractor may use such Contractor Owned Engine in connection with the operation of the Tranche 4 Aircraft on a temporary basis, and United shall thereafter pay to Contractor the applicable Engine Daily Use Rates as part of the monthly reconciliation provided for in Section 3.6(b) for the month of such use. Contractor agrees that at such time as a Tranche 4 Engine is available for use on the applicable Tranche 4 Aircraft in lieu of the Contractor Owned Engine, Contractor will use commercially reasonable efforts to swap and replace the Contractor Owned Engine with a Tranche 4 Engine.

(b)Notwithstanding anything in the Tranche 4 Covered Aircraft Lease or the Tranche 4 Spare Engine Lease to the contrary, the Tranche 4 Engines may only be used in connection with the operation of the Tranche 4 Aircraft; provided, however, that upon United’s prior written consent, which United may deliver in its sole discretion, Contractor may install a Tranche 4 Engine on an aircraft that is not a Tranche 4 Aircraft; and provided, further, that if Contractor installs a Tranche 4 Engine on an aircraft that is not a Tranche 4 Aircraft in accordance with the immediately prior proviso, then Contractor shall pay United the Engine Daily Use Rates for the month of such use, with such payment to be made within [***] following the last day of the month of such use.

2.12Article VIII – Termination. Article VIII of the CPA is hereby amended by inserting new Section 8.5 as follows:

8.5Partial Termination by United of Tranche 4 Aircraft.

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Tranche 4 Aircraft Minimum Utilization Event at any time from time to time, United shall have the right, but not the obligation, exercisable in its sole discretion by delivery of written notice to Contractor (but no advance notice shall be required) (such notice, a “Tranche 4 Aircraft Termination Notice”), to remove from the scope of this Agreement a number of Tranche 4 Aircraft no greater than the number of Tranche 4 Aircraft that would have been necessary to prevent the occurrence of such Tranche 4 Aircraft Minimum Utilization Event had such number of aircraft been removed as of the time that the Tranche 4 Aircraft Minimum Utilization Event arose. Each Tranche 4 Aircraft Termination Notice shall specify the applicable Tranche 4 Aircraft and related engines to be so removed, together with a removal date no sooner than [***] but not later than [***] following such notice. With respect to any particular Tranche 4 Aircraft Minimum Utilization Event, if United shall not have delivered a Tranche 4 Aircraft Termination Notice pursuant to this Section 8.5 within [***] following the occurrence of such Tranche 4 Minimum Utilization Event, then, without limiting any rights or remedies available to United other than pursuant to this Section 8.5, United shall be conclusively deemed to have waived any right to remove Tranche 4 Aircraft from this Agreement pursuant to this Section 8.5 based solely upon such Tranche 4 Minimum Utilization Event; provided, that such waiver shall not apply to any subsequent Tranche 4 Aircraft Minimum Utilization Event.

2.13Section 10.2. Section 10.2 of the CPA is hereby amended by adding the following new sub-clause (d) as follows:

[***]

2.14Section 10.4(c). Section 10.4(c) of the CPA is hereby deleted in its entirety and replaced with the following:

(c)	the maximum number of Growth Aircraft shall be [***];

2.15Section 10.4(f). Section 10.4(f) of the CPA is hereby deleted in its entirety and replaced with the following:

(f) United shall pay Contractor in respect of the Growth Aircraft as provided in this Agreement; provided, that (i) the Compensation for Carrier Controlled Costs shall be deemed to exclude “ownership rate per month in respect of each Covered Aircraft” rates with respect to such Growth Aircraft, (ii) the Flight Reconciled Carrier Controlled Costs payable pursuant to this Section 10.4(f) in respect of Growth Aircraft shall be reduced by mutual agreement of the parties to exclude the Heavy Maintenance Costs and (iii) United shall be solely responsible, and Contractor shall not be compensated, for Heavy Maintenance Costs and actual aircraft ownership rates in respect of Growth Aircraft.

2.16Section 10.4(g). Section 10.4(g) of the CPA is hereby amended to replace the reference to “Incentive Markup Payment paid by United to Contractor” with “amount paid by United to Contractor pursuant to a Monthly Incentive Adjustment”.

2.17Amended and Restated Schedules. The following schedules are hereby amended and restated:

(i)	Schedule 1 to the CPA is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1;

(ii)	Schedule 1A to the CPA is hereby deleted and replaced with the revised Schedule 1A attached hereto as Attachment 2;

(iii)	Schedule 2 to the CPA is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 3; and

(iv)	Schedule 4 to the CPA is hereby amended and restated as follows: “[intentionally omitted].”

2.18Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended to add new definitions as follows:

Contractor Owned Engine – means any General Electric GE CF34-8E engine owned by Contractor or leased by Contractor from other than United or an affiliate of United.

Engine Daily Use Rates – [***].

Engine Heavy Maintenance Costs – [***].

Incentive Program – is defined in Section 3.2.

Monthly Incentive Adjustment – is defined in Section 3.2.

Ninth Amendment – means that certain Ninth Amendment to the Capacity Purchase Agreement by and between United and Contractor dated as of February , 2020.

Tranche 4 Aircraft – means the [***] Embraer 175 aircraft to be leased pursuant to a Tranche 4 Covered Aircraft Lease by United or an affiliate of United to Contractor and delivered and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement).

Tranche 4 Aircraft Minimum Utilization Event – means any [***] period for which, as of the end of each calendar month during such period, the Final Monthly Schedule for the period following such month reflects that Available Covered Aircraft would average less than [***] block hours per day per aircraft attributable to [***].

Tranche 4 Aircraft Termination Notice – is defined in Section 8.5.

Tranche 4 Covered Aircraft Lease – is defined in the Ninth Amendment.

Tranche 4 Engines – means the General Electric CF34-8E5 engines identified in the Tranche 4 Covered Aircraft Lease and the Tranche 4 Spare Engine Lease, together with any replacements thereof as provided in the Tranche 4 Covered Aircraft Lease and the Tranche 4 Spare Engine Lease, as the case may be.

Tranche 4 Spare Engine Lease – is defined in the Ninth Amendment.

2.19Exhibit A – Deleted Terms. Exhibit A to the Agreement is hereby amended to delete the following definitions:

Controllable Completion Operating Goal

Contractor Grade

Contractor’s Performance

Customer Satisfaction Operating Goal

Domestic Mainline Operations Performance Level

Grade Widths

Incentive Markup Payment

Incentive Program

On-Time Zero Operating

Goal Operating Goals

Operating Performance Measure

Performance Level

Regional Adjustment Quotient

Seasonality Adjustment Factor

SECTION 3. Miscellaneous. This CPA may be executed in counterparts, each of which is deemed an original hereof. The Parties shall become bound by this Amendment immediately upon execution hereof by each Party. Except as expressly amended in this Amendment, the Agreement will remain in full force and effect. Notwithstanding anything to the contrary in this Amendment, the terms and provisions of this Amendment are intended solely for the benefit of the Parties, and it is not the intention of the Parties to confer third party beneficiary rights upon any other person. This Amendment (together with the attached exhibits) constitutes the entire agreement between the Parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or between the Parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

If Contractor is in agreement with the above, please indicate its agreement by having an authorized representative szign below in the space provided and return a signed copy of this Ninth Amendment to the undersigned at the address above.

Very truly yours,

UNITED AIRLINES, INC.

By:	/s/
Name:
Title:

ACCEPTED AND AGREED:

SKYWEST AIRLINES, INC.

By:	/s/ Wade Steel
Name: Wade Steel
Title: Chief Commercial Officer

Attachement 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 1A

Tranche 4 Aircraft Scheduled Delivery and In-Service Dates

[***]

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

ATTACHMENT 4

Tranche 4 Aircraft and Spare Engines

Tranche 4 Aircraft – Tranche 4 Covered Aircraft Lease. The Tranche 4 Covered Aircraft Lease shall include, without limitation, the following provisions (it being understood that the references below to the “CPA” shall refer to the CPA as amended by Amendment Nine):

(i)	payments of rent due and payable under the lease shall be abated as provided in Section 3.6(b)(iii)(D) of the CPA;

(ii)

the basic term of the lease shall commence on the Actual Delivery Date and shall continue until the [***] date of the Actual In-Service Date of such aircraft, unless otherwise terminated as provided in such lease, and shall be reflected as the Scheduled Exit Date on Schedule 1 of the CPA;

(iii)	the delivery conditions shall be as set forth in Appendix I to this Attachment 4;

(iv)

no later [***] days prior to Scheduled Delivery Date for the applicable Tranche 4 Aircraft as set forth in Schedule 1A attached hereto, United will make the applicable Tranche 4 Aircraft available for inspection by Contractor to confirm that such aircraft is in the delivery conditions provided for in Appendix I to this Attachment 4;

(v)	the return conditions shall be as provided in Appendix II to this Attachment 4;

(vi)	new Article 3.7 of the Ninth Amendment reflects certain agreements relating to the use of the Tranche 4 Engines;

(vii)	[***];

(viii)

within sixty (60) days following the occurrence of an event of loss with respect to any engine in a situation not involving an event of loss of the airframe, United will provide a replacement engine thereof, with all insurance proceeds (net of deductible) received with respect to such engine subject to the event of loss to be retained by United; provided, that to the extent the event of loss of such engine is attributable to the gross negligence or willful misconduct of Contractor, Contractor shall pay to United at the time of the receipt of the replacement engine an amount equal to the deductible so netted from the insurance proceeds;

(ix)	new Article 3.7 of the Ninth Amendment reflects certain agreements to the use of Contractor Owned Engines with Tranche 4 Aircraft;

(x)	airframe and engine warranties will be assigned to Contractor; and

(xi)	the FAA registration number, manufacturer serial numbers and engines related thereto for [***] of the Tranche 4 Aircraft are as below.

[***]

Spare Engines – Tranche 4 Spare Engine Lease.

A.	The four (4) spare engines will be provided to Contractor on the following schedule:

[***]

B.

The form of lease agreement shall reflect the terms and conditions of the Tranche 4 Covered Aircraft Lease as applicable to the engines therein; provided, that, the spare engines subject to the lease may only be used in connection with the operation of the Tranche 4 Aircraft except as otherwise provided in Section 3.7 of the Ninth Amendment.

Appendix 1 to Attachment 4

Delivery Conditions

[***]

Appendix II to Attachment 4

RETURN

CONDITIONS*

[***]

ATTACHMENT 5

Incentive Program

1.On Time Adjustment. An adjustment to Contractor’s aggregate compensation for on- time performance will be determined monthly, as set forth below, with such adjustment to be determined per aircraft fleet type and per hub location (the “On-Time Adjustment”).

With respect to each Hub Location, the calculation of an adjustment, if any shall be determined as follows:

[***]

Where:

Z = [***]

Hub Location = any of United’s hubs (DEN, EWR, IAD, IAH, ORD, LAX, SFO)

Departures = the departure of a scheduled flight, excluding charter flights, extra sections, unscheduled flights, maintenance flights, ferry flights, or other non-revenue flights.

Controllable Departures = the sum of all Departures to or from such Hub Location, excluding any applicable Excused Departures. For the avoidance of doubt, any hub-to-hub departures will only be included for the departing hub.

Excused Departures = [***]

Monthly Historical Percentage = [***]

On-Time Departure = Departure to or from such Hub Location no later than the scheduled departure time.

The foregoing calculations will be aggregated for all Hub Locations, and if the aggregate On-Time Adjustment amount for any month is less than zero, the absolute value of such amount shall be credited to United, and, if the aggregate On-Time Adjustment amount is greater than zero, such amount shall be paid by United to Contractor.

2.Controllable Cancellation Adjustment. A controllable cancellation adjustment amount will be determined monthly (the “Controllable Cancellation Adjustment Amount”), as set forth below:

[***]

If the Controllable Cancellation Adjustment Amount for any month is less than zero, then the absolute value of such amount shall be credited to United, and, if the aggregate Controllable Cancellation Adjustment Amount is greater than zero, then such amount shall be paid by United to Contractor.

3.Long Controllable Delays. Each calendar month a long delay adjustment amount (a “Long Delay Adjustment Amount”), as set forth below. If the resulting value is less than zero, then the absolute value of such amount will be credited to United. If such value is greater than zero, then United shall pay such amount to Contractor.

[***]

EXECUTION VERSION

TENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Tenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of June 23, 2020 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (as previously amended by the parties the “Agreement”);

WHEREAS, Contractor owns the BNDES Aircraft (as defined below) and, pursuant to certain financing documents (the “BNDES Financing Documents”) arranged by Brazilian Development Bank and/or Brazilian Export Credit Insurance Agency, is obligated to make certain payments to the financing party thereunder in connection with such financing (such payments, the “BNDES Financing Payments”);

WHEREAS, pursuant to the Agreement, United is obligated to make certain aircraft ownership payments to Contractor with respect to the BNDES Aircraft (such payments, the “UA Ownership Payments”);

WHEREAS, with respect to the BNDES Aircraft, [***]

WHEREAS, Contractor and United wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.[***]

SECTION 3.[***]

SECTION 4.Certain Other Amendments.

4.1	Tranche 4 Covered Aircraft.

4.1.1The parties hereby agree to accelerate the scheduled delivery date of the Tranche 4 Aircraft (as such term is defined in that certain agreement dated February 20, 2020 by and between United and Contractor (the “Ninth Amendment”)) and to postpone the scheduled in-service date. Accordingly, Schedule 5 hereto amends and replaces Schedule 1A of the Ninth Amendment.

4.1.2The parties acknowledge that between the date of delivery to Contractor of the Tranche 4 Aircraft and the actual date that such Tranche 4 Aircraft commence Regional Airline Service, such aircraft shall be deemed Covered Aircraft for purposes of the Agreement and that Contractor may rotate such aircraft into operation of Regional Airline Services as so determined by Contractor in Contractor’s reasonable discretion. Notwithstanding the foregoing, prior the Actual In-Service Date (as such term is defined in Schedule 1 of the Ninth Amendment) of the Tranche 4 Aircraft, United shall have no obligation to pay to Contractor Compensation for Carrier Controlled Costs; provided, that United will reimburse Contractor for reasonably and demonstrated costs and expenses associated with the maintenance of hull insurance associated with each Tranche 4 Aircraft prior to the Actual In-Service Date with respect to such aircraft; and provided further, if a Tranche 4 Aircraft is used in Regional Airline Services prior to the Actual In-Service Date for such aircraft, United shall pay to Contractor the block hour, flight hour and departure rate attributable to such use.

4.1.3United shall reimburse Contractor for its reasonable and necessary costs directly incurred and supported by reasonable documentation resulting directly from the storage and maintenance of the Tranche 4 Aircraft between the time of delivery to Contractor and the Actual In-Service Date; provided that, prior to Contractor’s incurrence of any such costs, both (x) Contractor shall have provided a written good faith estimate of such costs and (y) United shall have approved such costs in writing.

4.1.4The parties acknowledge that with respect to each Tranche 4 Aircraft, the “Scheduled Exit Date” as reflected in Schedule 1 of the Agreement shall be [***] from the Actual In- Service Date of such aircraft.

4.2Section 8.2(c). Clause (i) of Section 8.2(c) of the Agreement is hereby amended and restated as follows:

“(i) (x) at any time prior to 12:01 a.m. Chicago, Illinois time on the date that is the earlier of (A) November 5, 2020 and (B) the first date on which [***] (such date, the “8.2(c)(i) Notice Date”), the failure by United to make any payments required to be made by United to Contractor pursuant to the Agreement, including, without limitation, any payments which become due during any Wind-Down Period, but excluding any amounts which are the subject of a good faith dispute between the parties, which failure shall not have been cured within [***] after written notice of such breach is delivered by Contractor to United and (y) from and after the 8.2(c)(i) Notice Date, the failure by United to make any [***] consecutive payments required by Section 3.6(c)(i), including, without limitation, any payments which become due during any Wind-Down Period, but excluding any amounts which are the subject of a good faith dispute between the parties, which failure shall not have been cured within [***] after written notice of such breach is delivered by Contractor to United; provided, however, that, notwithstanding anything to the contrary in the foregoing, the rights of termination set forth in this Section 8.2(c)(i) shall not be exercisable by Contractor following 11:59 p.m. Chicago, Illinois time on the [***] following the applicable cure date referenced in the foregoing clause (x) or clause (y), as the case may be”.

4.3Certain Amendments to Article III and Section 4.20. The Agreement is hereby amended such that, with respect to the period commencing on and including April 1, 2020 and ending on and including September 30, 2020, [***].

4.4Amendment to Section 2.1(c). The Agreement is hereby amended such that, with respect to the period commencing on and including March 1, 2020 and ending on and including September 30, 2020, [***].

SECTION 5.MISCELLANEOUS

5.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated

2

herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

5.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Gerry Laderman	By:	/s/ Wade Steel
	Gerry Laderman		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

By:	/s/ Jonathan Ireland
Jonathan Ireland
VP of FP&A

SCHEDULE 1

[***]

SCHEDULE 2

[***]

SCHEDULE 3

[***]

SCHEDULE 4

[***]

SCHEDULE 5

Tranche 4 Aircraft Scheduled Delivery and In-Service Dates

[***]

SCHEDULE 6A

[***]

SCHEDULE 6B

[***]

EXECUTION VERSION

ELEVENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Eleventh Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of March 26, 2021 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (as previously amended by the parties the “Agreement”); and

WHEREAS, Contractor and United wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Certain Carrier Controlled Cost [***].

2.1[***]

SECTION 3.Certain Other Amendments.

3.1Certain Amendments to Article III and Section 4.20. The Agreement is hereby amended such that, with respect to the period commencing on and including April 1, 2020 and ending on and including March 31, 2021, (a) Section 3.2 (together with all references to other sections, exhibits or appendices in the Agreement directly related to the payment of Monthly Incentive Adjustments) shall be [***].

3.2Amendment to Section 2.1(c). The Agreement is hereby amended such that, with respect to the period commencing on and including March 1, 2020 and ending on and including March 31, 2021, [***].

3.3Monthly Incentive Program. With respect to the Incentive Program and the determination of the On-Time Adjustment (as such term is used in connection with such determination), the Monthly Historical Percentage (as such term is used in connection with such determination) shall [***] the months of [***] for purposes of determining the historical average value. In such event, the corresponding calendar month from the [***] shall be used in place thereof.

SECTION 4.MISCELLANEOUS

4.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

4.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

	UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.
By:	/s/ Sarah Murphy	By:	/s/ Wade Steel
	Sarah Murphy		Wade Steel
	Senior Vice President – United Express		Chief Commercial Officer

SCHEDULE 1

Certain Compensation for Carrier Controlled Costs [***]

[***]

EXECUTION VERSION

TWELFTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Twelfth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of June 2, 2021 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (as previously amended by the parties the “Agreement”);

WHEREAS, the parties previously entered into that certain Eleventh Amendment to Capacity Purchase Agreement dated as of March 26, 2021 relating to certain cost concessions (“Amendment No. 11”); and

WHEREAS, Contractor and United wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2. Certain Carrier Controlled Cost [***].

[***]

SECTION 3.Certain Other Amendments.

3.1Certain Amendments to Article III and Section 4.20. The Agreement is hereby amended such that, with respect to the period commencing on and including April 1, 2020 and ending on and including September 30, 2021, (a) Section 3.2 (together with all references to other sections, exhibits or appendices in the Agreement directly related to the payment of Monthly Incentive Adjustments) shall be [***].

3.2Amendment to Section 2.1(c). The Agreement is hereby amended such that, with respect to the period commencing on and including March 1, 2020 and ending on and including September 30, 2021, [***].

SECTION 4.MISCELLANEOUS

4.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

4.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Sarah Murphy	By:	/s/ Wade Steel
	Sarah Murphy		Wade Steel
	SVP – United Express		Chief Commercial Officer

SCHEDULE 1

Certain Compensation for Carrier Controlled Costs – [***]

[***]

SCHEDULE 2

[Amending and Restating Schedule 1 of Amendment No. 11 [***]

Certain Compensation for Carrier Controlled Costs – [***]

[***]

EXECUTION VERSION

THIRTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Thirteenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of December 14, 2022 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (as previously amended by the parties the “Agreement”); and

WHEREAS, Contractor and United wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Certain Amendments.

2.1	Utilization. Article IV of the Agreement is hereby amended by adding new Section 4.24 as follows:

4.24Utilization.

With respect to periods from and after January 1, 2023, Contractor will make available sufficient block hours for scheduling such that United could schedule in accordance with Section 2.1(c) the Covered Aircraft fleet (excluding Spare Aircraft and Covered Aircraft subject to heavy maintenance) [***].

2.2	[***]

2.3Amended and Restated Schedules.Effective as of October 1, 2022, Schedule 2 of the Agreement is deleted and replaced with the revised Schedule 2 attached hereto as Attachment 1.

SECTION 3.Other Agreements.

3.1Section 2.1(c) of the Agreement is amended by deleting the second sentence thereof and replacing it with the following:

“United shall also be entitled, in its sole discretion and at any time prior to takeoff, to direct Contractor to delay or cancel a Scheduled Flight, including without limitation for delays and cancellations that are ATC or weather related, and Contractor shall take all necessary action to give effect to any such direction; provided that, if United, following delivery of a Final Monthly Schedule, directs the cancellation of a number of flights [***].”

3.2	Schedule 4, attached hereto as Attachment 2, is added to the Agreement.

3.3N612UX. With respect to the Covered Aircraft identified on Schedule 1 hereto with tail number N612UX (the “N612UX Aircraft”), for the period December 15, 2022 to and including April 3, 2023 (such period, the “Suspension Period”), such aircraft shall be removed from the Agreement and shall not be considered a Covered Aircraft. Commencing April 4, 2023, N612UX Aircraft shall be added as a Covered Aircraft, subject to the same terms and conditions as immediately prior to the Suspension Period. Notwithstanding the foregoing, for purposes of that certain Lease Agreement N612UX dated as of May 13, 2020 by and between United and Contractor (such lease agreement, as amended from time to time, the “N612UX Lease Agreement”) and the Agreement, the parties agree as follows:

(i)with respect to the N612UX Lease Agreement, [***]; and

(iii)

with respect to the Agreement, notwithstanding the removal of N612UX Aircraft as a Covered Aircraft thereunder during the Suspension Period (A) the provisions of Section 3.4(a)(xv) of the Agreement with respect to Engine Heavy Maintenance Costs attributable to the Tranche 4 Engines associated with the N612UX Aircraft shall continue to apply as if such aircraft and engines remained a Covered Aircraft during the Suspension Period and (B) costs associated with Aircraft Property Taxes and passenger liability insurance and war risk insurance as provided in Section 3.6(b)(iii)(2) and (3) shall remain Pass-Through Costs as if such aircraft remained a Covered Aircraft during the Suspension Period.

SECTION 4.Miscellaneous.

4.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

4.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

2

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Gerry Laderman	By:	/s/ Wade Steel
	Gerry Laderman		Wade Steel
	EVP and CFO		Chief Commercial Officer

Attachment 1

Revised Schedule 2 – Effective October 1, 2022

[***]

Attachment 2

Schedule 4: Flight Reconciled Carrier Controlled Costs

[***]

Execution Version

FOURTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Fourteenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of August 9, 2023 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (as previously amended by the parties the “Agreement”);

WHEREAS, the parties wish to add [***] Embraer 175LL aircraft (the “Tranche 5 Aircraft”) as Covered Aircraft under the Agreement, subject to the terms and conditions of the Agreement (as amended by this Amendment) applicable to such Tranche 5 Aircraft, which Tranche 5 Aircraft are more specifically described with numbers [***] of Schedule 1 to the Agreement (as such schedule is revised by this Amendment); and

WHEREAS, Contractor and United wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Certain Amendments.

2.1	Section 3.3(d). Section 3.3(d) to the Agreement is hereby amended by adding the following new subsection 3.3(d)(iv):

[***]

2.2	Section 10.6 of the Agreement is hereby added as follows:

“Contractor shall ensure that the Tranche 5 Aircraft materially conform to United’s specifications (defined as Technical Description TD175-Rev.23, December 2017), including, but not limited to, specifications for aircraft configuration, galley, seats, winglets, etc., and that such aircraft are consistent with the specifications and livery applicable to the Covered Aircraft in operation by Contractor for United prior to this Amendment.”

2.3Section 3.6(a)(i) of the Agreement is hereby amended by adding the following proviso at the end thereof immediately prior to the “plus” (and by deleting the “plus”) as follows:

“; and provided further, solely with respect to the Tranche 5 Aircraft, (x) the immediately preceding proviso shall not apply, and (y) for the period following the Actual Delivery Date for such aircraft and prior to the Actual In-Service Date for each Tranche 5 Aircraft, at the time of the first Prepayment following the Actual In-Service Date of such Tranche 5 Aircraft, the foregoing amount described in this clause (i) shall include an amount equal to [***] multiplied by the lesser of (i)

[***] and (ii) the actual number of days from the Actual Delivery Date of such Tranche 5 Aircraft to the Actual In-Service Date of such Tranche 5 Aircraft; plus”

2.4	Section 3.6(c)(iii). Section 3.6(c)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii)

“Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Tranche 1 Aircraft delivery, up to [***] per each Tranche 2 Aircraft delivery and up to [***] per Tranche 5 Aircraft delivery, in each case, for Contractor’s reasonable and documented costs attributable to crew start-up training. [***].”

2.5	Section 10.2(d). Section 10.2(d) of the Agreement is hereby amended and restated as follows:

[***]

2.6	Section 4.24. Section 4.24 of the Agreement is hereby added as follows:

“At no point during the Term of this Agreement shall the sum of the number of Covered Aircraft and the number of all covered aircraft, in each case with 70-76 seat capacity, under each other capacity purchase or similar agreement between or among United and Contractor exceed [***].”

2.7	Section 10.5. Section 10.5 of the Agreement is hereby amended and restated as follows:

“Contractor shall pay to United, and United shall be subrogated to any and all rights in respect of any and all rights and remedies (including without limitation the right to sue Embraer in connection therewith) with respect to, and Contractor shall take any and all reasonable actions to facilitate United’s exercise of any and all such rights and remedies, any amounts received by or credited to Parent or Contractor (or any of their affiliates or any lessor or owner of the Covered Aircraft) in respect of (i) any [***] guarantee given in favor of Parent or Contractor in respect of any Covered Aircraft or Engine and (ii) with respect to the Tranche 5 Aircraft only, any [***] guarantees associated with [***], less, in each case, expenses reasonably incurred in connection with proving or securing any claim under such guarantee, and Parent or Contractor, as applicable, shall use its commercially reasonable efforts to obtain any such amount owed to it and shall cooperate reasonably with United in connection therewith. In connection with the foregoing, at Contractor’s request, United shall use commercially reasonable efforts to coordinate with Contractor in regard to said claim, including engaging Contractor in strategic discussions regarding litigation and/or settlement strategy in regard to such claim.

[***]”

2.7	Amended and Restated Schedules. The following schedules are hereby amended and restated:

(i)	Schedule 1 to the Agreement is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1;

(ii)	Schedule 1A to the Agreement is hereby deleted and replaced with the revised Schedule 1A attached hereto as Attachment 2;

(iii)	Schedule 2 to the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 3; and

2

(iv)	Schedule 4 to the Agreement is hereby deleted and replaced with the revised Schedule 4 attached hereto as Attachment 4.

(v)	Schedule 8 to the Agreement is hereby amended by adding new Part Four as set forth in Attachment 5 hereto.

2.8	Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended to add new definitions as follows:

Tranche 5 Aircraft – means the [***] new Embraer 175LL aircraft to be delivered and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement). For the avoidance of doubt, the Tranche 5 Aircraft are not Growth Aircraft.

[***]

SECTION 3.Miscellaneous.

3.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

3.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Gerry Laderman	By:	/s/ Wade Steel
	Gerry Laderman		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 1A

Tranche 5 Aircraft Scheduled Delivery and In-Service Dates

[***]

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

ATTACHMENT 4

SCHEDULE 4

Flight Reconciled Carrier Controlled Costs

[***]

ATTACHMENT 5

SCHEDULE 8

[***]

Execution Version

FIFTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Fifteenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of January 24, 2024 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”) and SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, the parties wish to add [***] Embraer 175LL aircraft (the “Tranche 6 Aircraft”) as Covered Aircraft under the Agreement, subject to the terms and conditions of the Agreement (as amended by this Amendment) applicable to such Tranche 6 Aircraft, which Tranche 6 Aircraft are more specifically described with numbers [***] of Schedule 1 to the Agreement (as such schedule is revised by this Amendment); and

WHEREAS, Contractor and United further wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Addition of Tranche 6 Aircraft. United and Contractor agree to add each Tranche 6 Aircraft as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 6 Aircraft. In addition, the following shall apply:

a.

Contractor shall operate such Tranche 6 Aircraft as part of the Regional Airline Services it provides under the CPA, it being understood that, among other things, by operation of Section 2.1(d) of the CPA, the addition of the Tranche 6 Aircraft shall result in the number of Spare Aircraft increasing by [***].

b.

United (or an affiliate of United selected in United’s sole discretion) shall lease to Contractor each of the Tranche 6 Aircraft pursuant to a Tranche 6 Covered Aircraft Lease. With respect to each of the Tranche 6 Aircraft, United and Contractor shall use commercially reasonable efforts to ensure that each such Tranche 6 Covered Aircraft Lease is executed and delivered no later than [***] prior to the Scheduled In-Service Date for such aircraft as set forth in Schedule 1B. Notwithstanding anything else contained in the CPA or this Amendment to the contrary, if and when a Tranche 6 Covered Aircraft Lease terminates in accordance with its terms, then the aircraft subject to such lease shall no longer constitute a Covered Aircraft from and after the effective date on which the term of such Tranche 6 Covered Aircraft Lease ends, regardless of whether the event giving rise to such lease termination also constitutes an independent termination or withdrawal event under the CPA. Any withdrawal occurring upon such a termination of a Tranche 6 Covered Aircraft Lease shall be separate and distinct from, and shall not limit or supersede, any other withdrawal rights of United contained in the CPA (as amended by this Amendment).

c.

United (or an affiliate of United selected in United’s sole discretion) shall lease to Contractor each of the Tranche 6 Spare Engines pursuant to a Tranche 6 Spare Engine Lease; provided that, unless otherwise specified in the Tranche 6 Spare Engine Lease, such spare engines shall only be operated on either the Tranche 4 Aircraft or the Tranche 6 Aircraft.

d.

The Tranche 6 Aircraft shall be inducted into the Regional Airline Services based on the schedule set forth in Schedule 1B (subject to such acceleration or other variation as United and Contractor may mutually agree in writing from time to time).

SECTION 3.Certain Amendments.

3.1Section 3.4(a)(xv) – United Directly Incurred Expenses. Section 3.4(a)(xvi) is amended and restated as follows:

(xv) with respect to the Tranche 4 Engines and the Tranche 6 Engines, Engine Heavy Maintenance Costs.

3.2Section 3.6(b)(iii)(A)(14) – Reconciliation of Pass-Through Costs. Section 3.6(b)(iii)(A)(14) is amended and restated as follows:

(14)

with respect to the Tranche 4 Aircraft, the Tranche 4 Engines, the Tranche 6 Aircraft and the Tranche 6 Engines, in each case, basic rent and supplement rent, payable under the respective Tranche 4 Covered Aircraft Lease, the Tranche 4 Spare Engine Lease, the Tranche 6 Covered Aircraft Lease and the Tranche 6 Spare Engine Lease (such rent, in each case, the “Covered Rent”); provided, Covered Rent shall not include, and Contractor shall be responsible at its own cost and expense without reimbursement from United, for (A) supplemental rent payments made pursuant to the Tranche 4 Covered Aircraft Lease, the Tranche 4 Spare Engine Lease, the Tranche 6 Covered Aircraft Lease and the Tranche 6 Spare Engine Lease, in each case, attributable to a lease event of default, any breach of such lease terms, any indemnity obligation of Contractor under such lease attributable to such breach or the fault or negligence of Contractor or to (B) payments of stipulated loss value paid by Contractor pursuant to the Tranche 4 Covered Aircraft Lease or the Tranche 6 Covered Aircraft Lease upon the occurrence of an event of loss of a Tranche 4 Aircraft airframe or a Tranche 6 Aircraft airframe, as the case may be.

3.3Section 3.6(b)(iii)(D) – Reconciliation of Pass-Through Costs. Section 3.6(b)(iii)(D) is amended and restated as follows:

(D)

Notwithstanding the provisions of this Section 3.6, with respect to Covered Rent (as such term is defined in sub-clause (14) of Section 3.6(b)(iii)), so long as the Agreement remains in full force and effect, payments of Covered Rent otherwise payable by Contractor to United pursuant to the respective Tranche 4 Covered Aircraft Lease, Tranche 4 Spare Engine Lease, Tranche 6 Covered Aircraft Lease or the Tranche 6 Spare Engine Lease, as the case may be, shall be offset against the reimbursement obligations of United as provided in this Section 3.6(b)(iii) such that no payment will be made by Contractor to United under such respective

2

Tranche 4 Covered Aircraft Lease, Tranche 4 Spare Engine Lease, Tranche 6 Covered Aircraft Lease or the Tranche 6 Spare Engine Lease, as the case may be.

3.4Section 3.6(c)(iii). Section 3.6(c)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor (A) up to [***] per Tranche 1 Aircraft delivery, (B) up to [***] per each Tranche 2 Aircraft delivery, and (C) up to [***] per Tranche 5 Aircraft delivery, in each case, for Contractor’s reasonable and documented costs attributable to crew start-up training. [***].

3.5Article III – Contractor Compensation. Section 3.7 of Article III of the CPA is amended and restated as follows:

3.7	Certain Engines.

(a)United agrees that, notwithstanding anything in any Tranche 4 Covered Aircraft Lease or any Tranche 4 Spare Engine Lease to the contrary, the Tranche 4 Engines may be used in connection with the operation by Contractor of either the Tranche 4 Covered Aircraft or the Tranche 6 Aircraft.

(b)If a Contractor Owned Engine is required on a temporary basis to be used in connection with the operation of a Tranche 4 Aircraft or a Tranche 6 Aircraft, then, by delivering written notice to United at least [***] in advance or as soon as practicable if such engine installation is not scheduled sufficiently in advance, Contractor may use such Contractor Owned Engine in connection with the operation of the Tranche 4 Aircraft or the Tranche 6 Aircraft, as the case may be, on a temporary basis, and United shall thereafter pay to Contractor the applicable Engine Daily Use Rates as part of the monthly reconciliation provided for in Section 3.6(b) for the month of such use. Contractor agrees that at such time as a Tranche 4 Engine or a Tranche 6 Engine is available for use on the applicable Tranche 4 Aircraft or Tranche 6 Aircraft, as the case may be, in lieu of the Contractor Owned Engine, Contractor will use commercially reasonable efforts to swap and replace the Contractor Owned Engine with a Tranche 4 Engine or a Tranche 6 Engine.

(c)Notwithstanding anything in the Tranche 4 Covered Aircraft Lease, the Tranche 4 Spare Engine Lease, the Tranche 6 Covered Aircraft Lease or the Tranche 6 Spare Engine Lease, in each case, to the contrary, the Tranche 4 Engines and the Tranche 6 Engines may only be used in connection with the operation of either the Tranche 4 Aircraft or the Tranche 6 Aircraft; provided, however, that upon United’s prior written consent, which United may deliver in its sole discretion, Contractor may install a Tranche 4 Engine or a Tranche 6 Engine on an aircraft that is not a Tranche 4 Aircraft or a Tranche 6 Aircraft; and provided, further, that if Contractor installs a Tranche 4 Engine or a Tranche 6 Engine on an aircraft that is not a Tranche 4 Aircraft or a Tranche 6 Aircraft in accordance with the immediately prior proviso, then Contractor shall pay United the Engine Daily Use Rates for the month of such use, with such payment to be made within [***] following the last day of the month of such use.

3.6Section 4.24. Section 4.24 of the Agreement as added pursuant to the Fourteenth Amendment dated as of August 9, 2023 by and between the parties is redesignated Section 4.25 of the Agreement and is hereby amended and restated as follows:

3

At no point during the Term of this Agreement shall the sum of the number of Covered Aircraft and the number of all covered aircraft, in each case with 70-76 seat capacity, under each other capacity purchase or similar agreement between or among United and Contractor exceed [***].

3.7	Section 8.5. Section 8.5 of the Agreement is hereby amended and restated as follows:

Notwithstanding anything in this Agreement to the contrary, upon the occurrence of a Tranche 4/6 Aircraft Minimum Utilization Event at any time from time to time, United shall have the right, but not the obligation, exercisable in its sole discretion by delivery of written notice to Contractor (but no advance notice shall be required) (such notice, a “Tranche 4/6 Aircraft Termination Notice”), to remove from the scope of this Agreement an aggregate number of Tranche 4 Aircraft and/or Tranche 6 Aircraft no greater than the number of Tranche 4 Aircraft and/or Tranche 6 Aircraft that would have been necessary to prevent the occurrence of such Tranche 4/6 Aircraft Minimum Utilization Event had such number of aircraft been removed as of the time that the Tranche 4/6 Aircraft Minimum Utilization Event arose. Each Tranche 4/6 Aircraft Termination Notice shall specify the applicable Tranche 4 Aircraft, Tranche 6 Aircraft, and related engines to be so removed, together with a removal date no sooner than [***] but not later than [***] following such notice. With respect to any particular Tranche 4/6 Aircraft Minimum Utilization Event, if United shall not have delivered a Tranche 4/6 Aircraft Termination Notice pursuant to this Section 8.5 within [***] following the occurrence of such Tranche 4/6 Minimum Utilization Event, then, without limiting any rights or remedies available to United other than pursuant to this Section 8.5, United shall be conclusively deemed to have waived any right to remove Tranche 4 Aircraft and Tranche 6 Aircraft from this Agreement pursuant to this Section 8.5 based solely upon such Tranche 4/6 Minimum Utilization Event; provided, that such waiver shall not apply to any subsequent Tranche 4/6 Aircraft Minimum Utilization Event.

3.8	Section 10.2(d). Section 10.2(d) of the Agreement is hereby amended and restated as follows:

[***]

3.9	Amended and Restated Schedules. The following schedules are hereby amended and restated:

(i)	Schedule 1 to the Agreement is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1;

(ii)	Schedule 1A to the Agreement is hereby restated with the Schedule 1A attached hereto as Attachment 2;

(iii)	Schedule 1B to the Agreement is hereby added to the Agreement with such Schedule 1B attached hereto as Attachment 2; and

(iv)	Schedule 2 to the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 3.

3.10Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended by deleting the definitions “Tranche 4 Aircraft Minimum Utilization Event” and “Tranche 4 Aircraft Termination Notice” and by adding new definitions, or, as applicable, restating definitions, as follows:

4

Available Covered Aircraft -- means the Covered Aircraft fleet (excluding Spare Aircraft) available to schedule as provided in Section 2.1(c). Each Covered Aircraft shall be considered part of the Covered Aircraft fleet commencing on the Actual In-Service Date for such aircraft.

Engine Heavy Maintenance Costs – [***]

Tranche 4/6 Aircraft Minimum Utilization Event – any [***] period for which, as of the end of each calendar month during such period, the Final Monthly Schedule for the period following such month reflects that Available Covered Aircraft would average less than [***] block hours per day per aircraft attributable to [***].

Tranche 4/6 Aircraft Termination Notice – is defined in Section 8.5.

Tranche 4 Spare Engines – means the [***] General Electric CF34-8E5 engines bearing manufacturer serial numbers [***] together with any replacements thereof as provided in the Tranche 4 Spare Engine Lease.

Tranche 6 Aircraft – means the [***] Embraer 175LL aircraft to be leased pursuant to a Tranche 6 Covered Aircraft Lease by United or an affiliate of United to Contractor and delivered and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement). For the avoidance of doubt, the Tranche 6 Aircraft are not Growth Aircraft.

Tranche 6 Covered Aircraft Lease – means, as to each Tranche 6 Aircraft, an aircraft lease agreement by and between United (or an affiliate of United selected in United’s sole discretion), as lessor, and Contractor, as lessee, in form and substance mutually agreeable to the parties (and such affiliate, if applicable) and as more fully described in Attachment 4 hereto.

Tranche 6 Engines – means the General Electric CF34-8E5 engines identified in the Tranche 6 Covered Aircraft Lease and the Tranche 6 Spare Engine Lease, together with any replacements thereof as provided in the Tranche 6 Covered Aircraft Lease and the Tranche 6 Spare Engine Lease, as the case may be.

Tranche 6 Spare Engine Lease – means, as to each of the Tranche 6 Spare Engines, an engine lease agreement by and between United (or an affiliate of United selected in United’s sole discretion), as lessor, and Contractor, as lessee, in form and substance mutually agreeable to the parties (and such affiliate, if applicable) and as more fully described in Attachment 4 hereto.

Tranche 6 Spare Engines – means the [***] General Electric CF34-8E5 engines identified in the respective Tranche 6 Spare Engine Leases to be used as spare engines by Contractor with respect to the operation of either the Tranche 4 Aircraft or the Tranche 6 Aircraft, together with any replacements thereof as provided in the Tranche 6 Spare Engine Lease.

SECTION 4.OTHER AGREEMENTS

4.1	Tranche 4 Aircraft Agreements.

4.1.1

The parties shall, reasonably promptly following the execution and delivery of this Amendment, amend each of the Tranche 4 Spare Engine Leases to provide that the schedule lease expiration date with respect to each Tranche 4 Spare Engines shall be [***].

5

4.1.2

The parties shall, reasonably promptly following the execution and delivery of this Amendment, amend Schedule 1 of each of the Tranche 4 Covered Aircraft Leases by amending the “Scheduled Expiration Date” to be the applicable “Scheduled Exit Date” set forth in Schedule 1 to the Agreement.

4.2[***]

SECTION 5.Miscellaneous.

5.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

5.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

5.3This Amendment may be executed in one or more counterparts, and each such executed counterpart shall be deemed an original, but all of such executed counterparts together shall constitute one and the same instrument. This Amendment (together with the attachments) constitutes the entire agreement among the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or among any of the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

6

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel
	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

7

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

8

ATTACHMENT 2

SCHEDULE 1A

Tranche 5 Aircraft Scheduled Delivery and Scheduled In-Service Dates

[***]

9

SCHEDULE 1B

Tranche 6 Aircraft Scheduled Delivery Date and Scheduled In-Service Dates

[***]

10

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

11

ATTACHMENT 4

Tranche 6 Aircraft and Spare Engines

Tranche 6 Aircraft – Tranche 6 Covered Aircraft Lease. The Tranche 6 Covered Aircraft Lease shall include, without limitation, the following provisions (it being understood that the references below to the “CPA” shall refer to the CPA as amended from time to time):

(i)	payments of rent due and payable under the lease shall be abated as provided in Section 3.6(b)(iii)(D) of the CPA;

(ii)

the basic term of the lease shall commence on the Actual Delivery Date and shall continue until the [***] date of the Actual In-Service Date of such aircraft, unless otherwise terminated as provided in such lease, and shall be reflected as the Scheduled Exit Date on Schedule 1 of the CPA;

(iii)	the delivery conditions shall be as set forth in Appendix I to this Attachment 4;

(iv)

no later [***] days prior to Scheduled Delivery Date for the applicable Tranche 6 Aircraft as set forth in Schedule 1A attached hereto, United will make the applicable Tranche 6 Aircraft available for inspection by Contractor to confirm that such aircraft is in the delivery conditions provided for in Appendix I to this Attachment 4;

(v)	the return conditions shall be as provided in Appendix II to this Attachment 4;

(vi)	Article 3.7 of the Agreement reflects certain agreements relating to the use of the Tranche 4 Engines and the Tranche 6 Engines;

(vii)	[***];

(viii)

within sixty (60) days following the occurrence of an event of loss with respect to any engine in a situation not involving an event of loss of the airframe, United will provide a replacement engine thereof, with all insurance proceeds (net of deductible) received with respect to such engine subject to the event of loss to be retained by United; provided, that to the extent the event of loss of such engine is attributable to the gross negligence or willful misconduct of Contractor, Contractor shall pay to United at the time of the receipt of the replacement engine an amount equal to the deductible so netted from the insurance proceeds;

(ix)	Article 3.7 of the Agreement reflects certain agreements to the use of Contractor Owned Engines with Tranche 4 Aircraft and Tranche 6 Aircraft;

(x)	airframe and engine warranties will be assigned to Contractor; and

(xi)	the FAA registration number, manufacturer serial numbers and engines related thereto for [***] of the Tranche 6 Aircraft are as below.

[***]

Spare Engines – Tranche 6 Spare Engine Lease.

12

A.The Tranche 6 Spare Engines will be provided to Contractor pursuant to a schedule to be agreed by Contractor and United, each acting reasonably.

B.The form of engine lease agreement shall reflect the terms and conditions of the Tranche 6 Covered Aircraft Lease as applicable to the engines therein; provided, that, the spare engines subject to the lease may only be used in connection with the operation of the Tranche 4 Aircraft and the Tranche 6 Aircraft except as otherwise provided in Section 3.7 of the Agreement.

C.The scheduled lease expiration date with respect to each Tranche 6 Spare Engine shall be the scheduled lease expiration date provided for in the last Tranche 6 Aircraft to be delivered by United to Contractor.

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Appendix 1 to Attachment 4

Delivery Conditions

[***]

Appendix II to Attachment 4

RETURN
CONDITIONS*

[***]

EXECUTION VERSION

SIXTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Sixteenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of September 30th, 2024 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”) and SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, the parties wish to add [***] Bombardier model CL-600-2C11 (CRJ-550)) aircraft (the “Tranche 7 Aircraft”) as Covered Aircraft under the Agreement, subject to the terms and conditions of the Agreement (as amended by this Amendment) applicable to such Tranche 7 Aircraft, which Tranche 7 Aircraft are more specifically described with numbers [***] of Schedule 1 to the Agreement (as such schedule is revised by this Amendment); and

WHEREAS, Contractor and United further wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2. Addition of Tranche 7 Aircraft. United and Contractor hereby add each Tranche 7 Aircraft as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 7 Aircraft.

SECTION 3. Certain Amendments.

3.1Section 3.6(c)(iii). Section 3.6(c)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor (A) up to [***] per Tranche 1 Aircraft delivery, (B) up to [***] per each Tranche 2 Aircraft delivery, and (C) up to [***] per Tranche 5 Aircraft delivery, in each case, for Contractor’s reasonable and documented costs attributable to crew start-up training. [***].

3.2	Section 4.20. Section 4.20 is hereby amended by adding new clause (e) as follows:

(e)	[***]

3.3	Section 10.2(d). Section 10.2(d) of the Agreement is hereby amended and restated as follows:

(d)[***]

3.4	Schedule 6. Schedule 6 is hereby amended by adding a new clause VI as follows:

VI.	Tranche 7 Aircraft Base of Operation. United will use commercially reasonable efforts to base the operation of the Tranche 7 Aircraft from ORD and/or DEN.

3.5	Amended and Restated Schedules. The following schedules are hereby amended and restated:

(i)	Schedule 1 to the Agreement is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1;

(ii)	Schedule 1C to the Agreement is hereby added to the Agreement with such Schedule 1C attached hereto as Attachment 2;

(iii)	Schedule 2 to the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 3.

3.6Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended by adding new definitions, or, as applicable, restating definitions, as follows:

Covered Aircraft – means all aircraft listed on Schedule 1 (as amended from time to time pursuant to the provisions of this Agreement), or any acceptable substitute aircraft agreed to in writing by United and presented for Regional Airline Services by Contractor, as adjusted from time to time for withdrawals pursuant to Article VIII and for exit date extensions pursuant to Section 10.2.

Tranche 7 Aircraft – means the Bombardier model CL-600-2C11 (CRJ550) aircraft [***] and operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time pursuant to the provisions of this Agreement). For the avoidance of doubt, the Tranche 7 Aircraft are not Growth Aircraft.

[***]

SECTION 4.OTHER AGREEMENTS

4.1

Announcements. Subject to Section 11.7, the parties will mutually determine the timing of any public announcement concerning the terms of this Amendment; provided, in no event shall any public announcement be made prior to September 2024.

SECTION 5.Miscellaneous.

5.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

5.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This

2

Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

5.3This Amendment may be executed in one or more counterparts, and each such executed counterpart shall be deemed an original, but all of such executed counterparts together shall constitute one and the same instrument. This Amendment (together with the attachments) constitutes the entire agreement among the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or among any of the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

3

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel
	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 1C

Tranche 7 Aircraft Scheduled In-Service Dates

[***]

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

EXECUTION VERSION

SEVENTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Seventeenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of October 29, 2024 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”) and SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, the parties wish to add [***] Bombardier model CL-600-2C11 (CRJ-550)) aircraft (the “Tranche 8 Aircraft”) as Covered Aircraft under the Agreement, subject to the terms and conditions of the Agreement (as amended by this Amendment) applicable to such Tranche 8 Aircraft, which Tranche 8 Aircraft are more specifically described with numbers [***] of Schedule 1 to the Agreement (as such schedule is revised by this Amendment);

WHEREAS, [***] of the Tranche 8 Aircraft are currently operated by Contractor for the benefit of United pursuant to the 2003 Agreement, with such aircraft to be removed from the terms of the 2003 Agreement concurrent with the commencement of operation of a corresponding Tranche 5 Aircraft;

WHEREAS, Contractor and United further wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Addition of Tranche 8 Aircraft. United and Contractor hereby add each Tranche 8 Aircraft as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 8 Aircraft.

SECTION 3.Certain Amendments.

3.1Section 3.6(c)(iii). Section 3.6(c)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor (A) up to [***] per Tranche 1 Aircraft delivery, (B) up to [***] per each Tranche 2 Aircraft delivery, and (C) up to [***] per Tranche 5 Aircraft delivery, in each case, for Contractor’s reasonable and documented costs attributable to crew start-up training. [***].

3.2	Section 10.2(d). Section 10.2(d) of the Agreement is hereby amended and restated as follows:

(d)[***]

3.3	Article 10. Article 10 is amended by adding new Section 10.7 as follows:

10.7Additional Tranche 8 Aircraft.

(a)United shall have the right in its sole discretion at any time from time to time prior to [***] to increase the number of Tranche 8 Aircraft by adding additional Bombardier model CL-600-2C11 (CRJ550) aircraft (the “Tranche 8 Growth Aircraft”) as Covered Aircraft under this Agreement; provided that the following provisions shall apply:

(i)As to any exercise of such option from time to time, United must provide Contractor with written notice of United’s election to so increase the number of Tranche 8 Aircraft (the “Tranche 8 Growth Aircraft Option Notice”) on or before [***], which notice shall include both (A) the number of Tranche 8 Growth Aircraft to be added, together with an amended Schedule 1D reflecting the “Scheduled In-Service Date” as to such additional Tranche 8 Growth Aircraft, with such “Scheduled In- Service Date” as to each additional Tranche 8 Growth Aircraft to be no sooner than [***], in each case, after the date of the applicable Tranche 8 Growth Aircraft Option Notice and (B) an indication of whether there will be any Removed Tranche 7 Aircraft in connection with the induction of any applicable Tranche 8 Growth Aircraft (and, if the Tranche 8 Growth Aircraft Option Notice provides for any such Removed Tranche 7 Aircraft, then the parties will use commercially reasonable efforts to cause the condition referenced in Section 10.7(b)(i) to be satisfied expeditiously);

(ii)the aircraft will be Bombardier model CL-600-2C11 (CRJ550) aircraft that will require heavy maintenance and/or bridging maintenance work (at Contractor’s sole cost and expense) prior to the “Scheduled In-Service Date” and accordingly the provisions set forth in Part D – Tranche 8 Aircraft of Schedule 1 shall apply to the Tranche 8 Growth Aircraft and the related heavy maintenance and/or bridging maintenance work;

(iii)the Tranche 8 Growth Aircraft will be operated on the same terms and conditions as the Tranche 8 Aircraft;

(iv)the terms and conditions of the Tranche 8 Growth Aircraft will be governed by this Section 10.7 and not by Section 10.4; and

(v)the aggregate number of Tranche 8 Growth Aircraft added to this Agreement shall in no event exceed [***].

(b)Concurrent with the Actual In-Service Date of a Tranche 8 Growth Aircraft, and subject to the terms of this clause (b), United shall have the option to remove from the terms of the Agreement one

(1)Tranche 7 Aircraft (each, a “Removed Tranche 7 Aircraft” and, the date of such removal from the terms of this Agreement as to each Removed Tranche 7 Aircraft, the “Tranche 7 Removal Date”); provided that the following conditions have been satisfied:

(i)concurrent with the Tranche 7 Removal Date, Contractor and [***]; provided, the term of such lease shall be no less than [***];

(ii)	in no event shall the number of Removed Tranche 7 Aircraft exceed [***].

Contractor shall select the applicable Tranche 7 Aircraft airframe and engines to be removed from the terms of this Agreement and leased to [***] as provided in this clause (b). For the avoidance of doubt, the Scheduled Exit Date of the applicable Removed Tranche 7 Aircraft will be the Tranche 7 Removal Date.

3.4	Schedule 6. Clause VI of Schedule 6 is hereby amended and restated as follows:

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VI.

Tranche 7 Aircraft and Tranche 8 Aircraft Base of Operation. United will use commercially reasonable efforts to base the operation of the Tranche 7 Aircraft and the Tranche 8 Aircraft from ORD and/or DEN.

3.5	Amended and Restated Schedules. The following schedules are hereby amended and restated:

(i)	Schedule 1 to the Agreement is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1;

(ii)	Schedule 1D to the Agreement is hereby added to the Agreement with such Schedule 1D attached hereto as Attachment 2;

(iii)	Schedule 2 to the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 3.

3.6Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended by adding new definitions, or, as applicable, restating definitions, as follows:

Removed Tranche 7 Aircraft – has the meaning set forth in Section 10.7.

Tranche 7 Removal Date – has the meaning set forth in Section 10.7.

Tranche 8 Aircraft – means the [***] Bombardier model CL-600-2C11 (CRJ550) aircraft to be operated by Contractor under the Agreement and identified as such on Schedule 1 to the Agreement (as amended from time to time), together with any Tranche 8 Growth Aircraft added to the terms of this Agreement pursuant to Section 10.7. For the avoidance of doubt, the Tranche 8 Aircraft are not Growth Aircraft.

Tranche 8 Growth Aircraft – has the meaning set forth in Section 10.7.

Tranche 8 Growth Aircraft Option Notice – has the meaning set forth in Section 10.7.

SECTION 4.OTHER AGREEMENTS

4.1

Announcements. Subject to Section 11.7, the parties will mutually determine the timing of any public announcement concerning the terms of this Amendment; provided, in no event shall any public announcement be made prior to October 2024.

SECTION 5.Miscellaneous.

5.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

5.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated

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in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

5.3This Amendment may be executed in one or more counterparts, and each such executed counterpart shall be deemed an original, but all of such executed counterparts together shall constitute one and the same instrument. This Amendment (together with the attachments) constitutes the entire agreement among the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or among any of the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel

	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 1D

Tranche 8 Scheduled In-Service Dates

[***]

ATTACHMENT 3

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

EIGHTEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Eighteenth Amendment (this “Amendment”) is entered into effective as of March 27th, 2025 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”), SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, Contractor and United further wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Certain Amendments.

2.1Section 10.7(a). Section 10.7(a) of the Agreement is hereby amended to change all references to [***] therein to refer instead to [***].

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel

	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

Execution Version

NINETEENTH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Nineteenth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of October 28, 2025 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”) and SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, the parties wish to add [***] Bombardier model CRJ200 aircraft (the “Tranche 9 Aircraft”) as Covered Aircraft under the Agreement, subject to the terms and conditions of the Agreement (as amended by this Amendment) applicable to such Tranche 9 Aircraft, which Tranche 9 Aircraft are more specifically described with numbers [***] of Schedule 1 to the Agreement (as such schedule is revised by this Amendment);

WHEREAS, all the Tranche 9 Aircraft are currently operated by Contractor for the benefit of United pursuant to the 2003 Agreement, with such aircraft to be removed from the terms of the 2003 Agreement effective December 31, 2025; and

WHEREAS, Contractor and United further wish to amend certain other provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Addition of Tranche 9 Aircraft. United and Contractor hereby add each Tranche 9 Aircraft as Covered Aircraft under the CPA, subject to the terms and conditions applicable to such Tranche 9 Aircraft. The parties acknowledge that as of the Actual In-Service Date, the Tranche 9 Aircraft will be in 50-seat single class configuration.

SECTION 3.Certain Amendments.

3.1	Section 2.1(d). Section 2.1(d) of the Agreement is hereby and restated as follows:

(d) Spare Aircraft. Contractor shall maintain the number of spare regional jet aircraft (excluding CRJ200 aircraft) equal to [***]. In addition, Contractor shall maintain the number of CRJ200 spare regional jet aircraft equal to [***]. The spare regional jet aircraft required under this Section 2.1(d) shall be constituted from Covered Aircraft (the “Spare Aircraft”). Contractor shall be entitled to use the Spare Aircraft in Contractor’s reasonable discretion to replace another regional jet aircraft in the operation of a flight scheduled in the Final Monthly Schedule. In addition, subject to applicable Reasonable Operating Constraints and Conditions, Contractor shall use such Spare Aircraft to operate flights as directed by United (unless such Spare Aircraft was, prior to such direction by United, already scheduled as contemplated by the immediately preceding sentence), including flights originally scheduled to be operated by United or other United service providers.

3.2Section 3.4(a)(x). Section 3.4(a)(x) of the Agreement is hereby deleted in its entirety and replaced with the following:

(x)  reasonable out-of-pocket expenses of Contractor associated with Design Changes directed and approved by United; provided, however, that this clause (x) shall not apply to any modifications required pursuant to Section 4.26 or Schedule 9.

3.3Section 3.6(b)(iii)(A)(9). Section 3.6(b)(iii)(A)(9) of the Agreement is amended by adding the following proviso at the end of such provision: “provided further, that this clause (9) shall not apply to the Tranche 9 Aircraft”.

3.4Section 3.6(c)(iii). Section 3.6(c)(iii) of the Agreement is hereby deleted in its entirety and replaced with the following:

(iii) Reimbursement for Crew Start-Up Training Costs. In the month of each applicable Actual In-Service Date, United shall reimburse Contractor up to [***] per Tranche 5 Aircraft delivery, in each case, for Contractor’s reasonable and documented costs attributable to crew start-up training. [***].

3.5	Section 4.26. Article IV is amended by inserting new Section 4.26 as follows:

4.26 Tranche 9 Aircraft Conversion. [***] will convert the Tranche 9 Aircraft from a 50-seat single class configuration into a 41-seat dual-class configuration, with such configuration and other specifications as set forth on Schedule 9. Contractor shall use commercially reasonable efforts to commence the foregoing conversions in [***] and to complete such conversions expeditiously, taking into account availability of parts and conversion capacity.

3.6	Section 8.6. Article VIII is amended by inserting new Section 8.6 as follows:

8.6       Removal of Tranche 9 Aircraft.

Notwithstanding anything in this Agreement to the contrary, at any time and from time to time, United shall have the right, exercisable in its sole discretion by delivery of written notice to Contractor (such notice, a “Tranche 9 Aircraft Termination Notice”), to remove from the scope of this Agreement one or more Tranche 9 Aircraft prior to its Scheduled Exit Date. Each Tranche 9 Aircraft Termination Notice shall specify the number of Tranche 9 Aircraft to be so removed, together with a removal date no sooner than [***] days following such notice for the [***] Tranche 9 Aircraft and no sooner than [***] days following such notice for the [***] Tranche 9 Aircraft. The removal of a Tranche 9 Aircraft pursuant to a Tranche 9 Aircraft Termination Notice shall be irrevocable. As to each Tranche 9 Aircraft so removed pursuant to this Section 8.6 from and after the first point in time at which the [***], United shall pay to Contractor, no later than [***] Business Days following the removal date therefor, an amount equal to [***].

3.7	Section 10.2(d). Section 10.2(d) of the Agreement is hereby amended and restated as follows:

[***]

3.8	Section 10.8. Article X is amended by inserting new Section 10.8 as follows:

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10.8 Maintenance Facilities for the Tranche 9 Aircraft. From and after January 1, 2026, the maintenance facilities (including line maintenance facilities) at Hub Airports used by Operator in connection with operation of the Tranche 9 Aircraft pursuant to the 2003 Agreement will be deemed Terminal Facilities subject to the terms and conditions of the CPA, with all costs and expenses associated therewith to be incurred directly by United pursuant to Section 3.4 of the CPA or otherwise a Pass-Through Cost with no proration of costs and expenses associated therewith allocated to Contractor.

3.9Schedule 6. Clause III of Schedule 6 of the Agreement is hereby amended and restated as follows:

III. Maintenance Aircraft. Upon at least [***] notice, Contractor shall inform United of Covered Aircraft that need to be removed from providing Scheduled Flights for purposes of accomplishing heavy maintenance, and mutually agreed-upon elective modifications. In addition, as to the Tranche 9 Aircraft, the parties acknowledge and agree that at the greater of [***]. For the avoidance of doubt, such Tranche 9 Heavy Maintenance Aircraft shall remain a Covered Aircraft notwithstanding the foregoing. If maintenance and/or conversions necessitates the removal of an additional Tranche 9 Aircraft from providing Scheduled Flights in excess of the applicable number of Tranche 9 Heavy Maintenance Aircraft, then Contractor shall provide additional substitute aircraft during such maintenance period to operate Scheduled Flights, with such substitute aircraft being reasonably acceptable to United.

3.10Amended and Restated Schedules. The following schedules are hereby amended and restated or otherwise added, as the case maybe:

(i)	Schedule 1 to the Agreement is hereby deleted and replaced with the revised Schedule 1 attached hereto as Attachment 1.

(ii)	Schedule 2 to the Agreement is hereby deleted and replaced with the revised Schedule 2 attached hereto as Attachment 2.

(iii)	Schedule 9 is hereby added to the Agreement and is attached hereto as Attachment 3.

3.11Exhibit A – New Terms. Exhibit A to the Agreement is hereby amended by adding new definitions, or, as applicable, restating definitions, as follows:

[***].

Heavy Maintenance Aircraft – has the meaning set forth in Clause III of Schedule 6.

Hub Airport – means, as of any date of determination, (i) each of DEN, EWR, IAD, IAH, LAX, ORD, and SFO, and (ii) any other airport at which United and its subsidiaries, together with all other operators operating under United’s livery or a derivative thereof, operate an average of at least [***] flights per day at such airport during the six months period prior to such date of determination.

Tranche 9 Aircraft Termination Notice – has the meaning set forth in Section 8.6.

Tranche 9 Aircraft – means the [***] Bombardier CRJ200 50-seat single class configuration aircraft to be operated by Contractor under the Agreement and identified as such on Schedule 1 to

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the Agreement (as amended from time to time), with such aircraft to be converted into 41-seat dual class configuration as provided for in Section 4.26.

SECTION 4.Miscellaneous.

4.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

4.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

4.3This Amendment may be executed in one or more counterparts, and each such executed counterpart shall be deemed an original, but all of such executed counterparts together shall constitute one and the same instrument. This Amendment (together with the attachments) constitutes the entire agreement among the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or among any of the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

4

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel
	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]

ATTACHMENT 3

SCHEDULE 9

Configuration and Workscope for Tranche 9 Aircraft

The parties acknowledge and agree that, without limitation, the workscope associated with the conversion of the Tranche 9 Aircraft shall include the following:

MHIRJ Service Bulletin Completion
Braille seat row placards
Carpet
Ceiling panels and PSUs to White
Dado Panels
Entrance laminates
First Class Seats
Full lav Laminate replacement
Fwd/Aft Bulkhead Laminate
Galley Mat
Glow strip replacement
Glowstrip casing
Lav Floor Pans
Lav Seat Shroud
Lit pockets
Mustache curtains
PRAM
Seat Belts to Grey
Seat Bottom Cushions
Seat Covers Cabin
Seat Covers Flight Attendant
Seat Track Covers
Sidewall Panels
United Emblem on bulkheads
Window Frames and Shades

The parties further acknowledge and agree that the LOPA for the Tranche 9 Aircraft shall be as follows:

[***]

Execution Version

TWENTIETH AMENDMENT TO CAPACITY PURCHASE AGREEMENT

This Twentieth Amendment (together with the Attachments hereto, this “Amendment”) is entered into effective as of January 23, 2026 (the “Amendment Effective Date”) by and between UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, Illinois 60606 (“United”) and SKYWEST AIRLINES, INC., a Utah corporation, having its principal mailing address at 444 South River Road, St. George, Utah 84790 (“Contractor”, and together with United, the “parties”). All terms and provisions set forth in this Amendment are effective as of the Amendment Effective Date.

WHEREAS, the parties previously entered into that certain Capacity Purchase Agreement dated as of May 16, 2013 (such agreement, as amended from time to time, the “Agreement” or the “CPA”);

WHEREAS, Contractor and United wish to amend certain provisions of the Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, validity and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

SECTION 1.Defined Terms. Capitalized terms used in this Amendment that are defined in the Agreement and are not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

SECTION 2.Certain Amendments.

2.1Section 3.2. Section 3.2 is amended by identifying the provisions of Section 3.2 as of immediately prior to the Amendment Effective Date as paragraph (a) and adding new paragraph (b) as follows:

[***]

2.2	Section 4.27. The Agreement is amended by adding a new Section 4.27 as follows:

4.27 [***] Interior. United shall have the right, but not the obligation, exercisable in its sole and absolute discretion at any time after the Twentieth Amendment Effective Date, to submit written notice (a “[***] Notice”) to Contractor of United’s election for a [***] interior refresh of Covered Aircraft (the “[***] Refresh”); provided that any such [***] Notice shall provide (x) for the [***] Refresh for each Covered Aircraft to be performed on the immediately succeeding scheduled airframe C-check for such aircraft, (y) for all costs and expenses of the [***] Refresh to be borne solely by Contractor and (z) reasonable detail for the scope of work to be performed in connection with the [***] Refresh together with required timelines for the same.

If United delivers a [***] Notice to Contractor, then Contractor shall promptly, but in no event later than [***] days thereafter, deliver a good faith written notice (such good faith written notice, the “Contractor [***] Notice”) of Contractor’s reasonable estimate of the incremental out-of-pocket costs and expenses that Contractor anticipates directly incurring solely as a result of the activities set out in the work scope contained in the [***] Notice delivered by United, together with (x) reasonably supporting detail and (y) Contractor’s proposal for an amendment (a “[***]”) to the Compensation for Carrier Controlled Costs to reimburse Contractor for such incremental out-of-pocket costs and expenses.

Reasonably promptly following receipt of any Contractor [***] Notice, United shall make a written determination, which may be given or not given in United’s sole and absolute discretion, as to whether to authorize the commencement of work for the [***] Refresh, it being understood that such authorization may be conditioned upon Contractor’s acceptance of any adjustments proposed by United to Contractor’s proposed [***].

From and after the date, if any, that United authorizes commencement of work for the [***] Refresh by delivery of written notice of authorization to Contractor, Contractor shall be obligated to conduct the [***] Refresh as set out in the [***] Notice (subject to any modifications agreed by United and Contractor in writing); provided, however, that Contractor shall not be obligated to conduct the [***] Refresh unless and until United and Contractor have amended this Agreement to reflect the [***] (it being understood for the avoidance of doubt that the [***] may or may not reflect Contractor’s proposal for the [***] included in the Contractor [***] Notice).

In connection with the delivery and review of any [***] Notice or Contractor [***] Notice, each of United and Contractor shall use commercially reasonable efforts to make their respective personnel reasonably available as necessary to determine appropriate costs and expenses and to answer questions regarding budget, work scope and timing for the [***] Refresh.

2.3Amendments to Certain Schedules. The following schedules are hereby amended or otherwise added, as the case maybe:

(i)	Schedule 1 to the Agreement is hereby amended and restated in its entirety with the version of such schedule set out on Attachment 1 hereto.

(ii)	Schedule 2 to the Agreement is hereby amended and restated in its entirety with the version of such schedule set out on Attachment 2 hereto.

2.4Amendment to Exhibit A. Exhibit A of the Agreement is hereby amended to add the following definitions:

“Contractor [***] Notice” has the meaning given to such term in Section 4.27.

“[***]

“[***] Notice” has the meaning given to such term in Section 4.27.

“[***] Refresh” has the meaning given to such term in Section 4.27.

[***]

[***]

[***]

“Twentieth Amendment Effective Date” means January 23, 2026.

SECTION 3.Miscellaneous.

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3.1Each party hereto represents and warrants to the other party hereto that (a) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein have been duly authorized by all necessary corporate and shareholder action by such party, (b) such person has full power and authority to execute and deliver this Amendment and to perform its respective obligations hereunder, and (c) the execution and delivery of this Amendment and the performance of the obligations by such person contemplated herein does not, and will not, result in any violation, default or breach, or require any consent under, or give rise to a right of termination, cancelation or acceleration of any material right or material obligation under any agreement to which such party is a party thereto.

3.2Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment, including any Attachments attached hereto, are deemed to be incorporated in, and made a part of, the Agreement. In the case of any conflict between this Amendment and any prior amendments to the Agreement duly executed by the parties, this Amendment shall control. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

3.3This Amendment may be executed in one or more counterparts, and each such executed counterpart shall be deemed an original, but all of such executed counterparts together shall constitute one and the same instrument. This Amendment (together with the attachments) constitutes the entire agreement among the parties, and supersedes any other agreements, representations, warranties, covenants, communications, or understandings, whether oral or written (including, but not limited to, e-mail and other electronic correspondence), that may have been made or entered into by or among any of the parties or any of their respective affiliates or agents relating in any way to the transactions contemplated by this Amendment.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the Amendment Effective Date.

UNITED AIRLINES, INC.		SKYWEST AIRLINES, INC.

By:	/s/ Michael Leskinen	By:	/s/ Wade Steel
	Michael Leskinen		Wade Steel
	EVP and Chief Financial Officer		Chief Commercial Officer

ATTACHMENT 1

SCHEDULE 1

Covered Aircraft

[***]

ATTACHMENT 2

SCHEDULE 2

Compensation for Carrier Controlled Costs

[***]